Registration No. 333-103199
                                                      Registration No. 811-04335
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

         Pre-Effective Amendment No.                                  [ ]

         Post-Effective Amendment No. 26                              [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


         Amendment No. 82                                             [X]


                       (Check appropriate box or boxes)

                           -------------------------

                               SEPARATE ACCOUNT FP
                                      of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                           -------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           -------------------------


                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)


                           -------------------------

                 Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                           901 New York Avenue, N.W.
                             Washington, D.C. 20001
                           -------------------------

         Approximate Date of Proposed Public Offering: As soon as practical after the effectiveness of the Registration Statement.

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485.

[ ]      On (date) pursuant to paragraph (b) of Rule 485.

[X]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered

         Units of interest in Separate Account FP.

Incentive Life Optimizer(R) II

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2011


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.
--------------------------------------------------------------------------------

This prospectus describes the Incentive Life Optimizer(R) II policy, but is not itself a policy. This prospectus also provides a description of all material features, benefits, rights and obligations under the policy. The policy, which includes the policy form, the application and any applicable endorsements or riders, is the entire policy between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the policy's provisions in this prospectus is current as of the date of this prospectus; however, because certain provisions may be changed after the date of this prospectus in accordance with the policy, the description of the policy's provisions in this prospectus is qualified in its entirety by the terms of the actual policy. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. For information about income, estate and gift taxes in connection with life insurance policies as well as possible estate and gift tax consequences associated with the death benefits, please see the Tax information section later in this prospectus, including the information under "Estate, gift, and generation-skipping taxes".


WHAT IS INCENTIVE LIFE OPTIMIZER(R) II?

Incentive Life Optimizer(R) II is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option, the Market Stabilizer Option(SM) and/or one or more of the following variable investment options:


------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
------------------------------------------------------------------------------------------------------
o All Asset Allocation                                  o EQ/Common Stock Index
o American Century VP Mid Cap                           o EQ/Core Bond Index
  Value Fund                                            o EQ/Equity 500 Index
o AXA Balanced Strategy(1)                              o EQ/Equity Growth PLUS
o AXA Conservative Strategy(1)                          o EQ/GAMCO Mergers and Acquisitions
o AXA Conservative Growth Strategy(1)                   o EQ/GAMCO Small Company Value
o AXA Growth Strategy(1)                                o EQ/Global Bond PLUS
o AXA Moderate Growth Strategy(1)                       o EQ/Global Multi-Sector Equity
o AXA Tactical Manager 400-I                            o EQ/Intermediate Government Bond
o AXA Tactical Manager 500-I                              Index
o AXA Tactical Manager 2000-I                           o EQ/International Core PLUS
o AXA Tactical Manager International-I                  o EQ/International Growth
o EQ/AllianceBernstein International                    o EQ/JPMorgan Value Opportunities
o EQ/AllianceBernstein Small Cap                        o EQ/Large Cap Core PLUS
  Growth                                                o EQ/Large Cap Growth Index
o EQ/BlackRock Basic Value Equity                       o EQ/Large Cap Growth PLUS
o EQ/BlackRock International Value                      o EQ/Large Cap Value Index
o EQ/Boston Advisors Equity Income                      o EQ/Large Cap Value PLUS
o EQ/Calvert Socially Responsible                       o EQ/Lord Abbett Growth and Income
o EQ/Capital Guardian Growth                            o EQ/Lord Abbett Large Cap Core
o EQ/Capital Guardian Research                          o EQ/Mid Cap Index

------------------------------------------------------------------------------------------------------
o EQ/Mid Cap Value PLUS                                 o Ivy Funds VIP Small Cap Growth
o EQ/Money Market                                       o Lazard Retirement Emerging Markets
o EQ/Montag & Caldwell Growth                             Equity Portfolio
o EQ/Morgan Stanley Mid Cap Growth                      o MFS(R) International Value Portfolio
o EQ/PIMCO Ultra Short Bond                             o MFS(R) Investors Growth Stock Series
o EQ/Quality Bond PLUS                                  o MFS(R) Investors Trust Series
o EQ/Small Company Index                                o Multimanager Aggressive Equity
o EQ/T. Rowe Price Growth Stock                         o Multimanager Core Bond
o EQ/UBS Growth and Income                              o Multimanager International Equity
o EQ/Van Kampen Comstock                                o Multimanager Large Cap Core Equity
o EQ/Wells Fargo Advantage Omega                        o Multimanager Large Cap Value
  Growth                                                o Multimanager Mid Cap Growth
o Fidelity(R) VIP Contrafund(R) Portfolio               o Multimanager Mid Cap Value
o Fidelity(R) VIP Growth & Income Portfolio             o Multimanager Multi-Sector Bond
o Fidelity(R) VIP Mid Cap Portfolio                     o Multimanager Small Cap Growth
o Franklin Rising Dividends Securities                  o Multimanager Small Cap Value
  Fund                                                  o Multimanager Technology
o Franklin Small Cap Value Securities                   o Mutual Shares Securities Fund
  Fund                                                  o PIMCO CommodityRealReturn(R) Strategy
o Franklin Strategic Income Securities                    Portfolio
  Fund                                                  o PIMCO Real Return Strategy Portfolio
o Goldman Sachs VIT Mid Cap Value                       o PIMCO Total Return Portfolio
  Fund                                                  o T.Rowe Price Equity Income II
o Invesco V.I. Global Real Estate Fund                  o Templeton Developing Markets Securities
o Invesco V.I. International Growth Fund                  Fund
o Invesco V.I. Mid Cap Core Equity Fund                 o Templeton Global Bond Securities Fund
o Invesco V.I. Small Cap Equity Fund                    o Templeton Growth Securities Fund
o Ivy Funds VIP Energy                                  o Van Eck VIP Global Hard Assets Fund
------------------------------------------------------------------------------------------------------

(1) Also referred to as an "AXA Strategic Allocation investment option" in this prospectus.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more detailed information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free. If you are the policy's owner and the insured person, the death benefit will generally be includible in your estate for purposes of federal estate tax.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                E13468/AA & ADLL
                                                       Catalog No. 145327 (6/11)

THE MARKET STABILIZER OPTION(SM). The Market Stabilizer Option ("MSO") is an investment option that is also available under this policy. The option provides for participation in the performance of the S&P 500 Price Return index which index excludes dividends, (the "Index") up to the Growth Cap Rate that we set on the Segment Start Date. On the Segment Maturity Date, we will apply the Index-Linked Rate of Return to the Segment Account Value based on the performance of the Index. If the performance of the Index has been positive for the Segment Term and equal to or below the Growth Cap Rate, we will apply to the Segment Account Value an Index-Linked Rate of Return equal to the full Index performance. If the performance of the Index has been positive for the Segment Term and above the Growth Cap Rate, we will apply an Index-Linked Rate of Return equal to the Growth Cap Rate. If the Index has negative performance, the Index-Linked Rate of Return will be 0% unless the Index performance goes below -25% for the Segment Term. In that case only the negative performance in excess of -25% will be applied to the Segment Account Value. Please see "About the Market Stabilizer Option" for more information and definitions of terms associated with the MSO.

--------------------------------------------------------------------------------
PLEASE NOTE THAT YOU WILL NOT BE CREDITED WITH ANY POSITIVE INDEX PERFORMANCE WITH RESPECT TO AMOUNTS THAT ARE REMOVED FROM A SEGMENT PRIOR TO THE SEGMENT MATURITY DATE. EVEN WHEN THE INDEX PERFORMANCE HAS BEEN POSITIVE, SUCH EARLY REMOVALS WILL CAUSE YOU TO LOSE SOME PRINCIPAL. PLEASE SEE "EARLY DISTRIBUTION ADJUSTMENT" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life Optimizer(R) II or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.



----------------------
The Market Stabilizer Option(SM) is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") or its third party licensors. Neither S&P nor its third party licensors makes any representation or warranty, express or implied, to the owners of the Market Stabilizer Option(SM) or any member of the public regarding the advisability of investing in securities generally or in the Market Stabilizer Option(SM) particularly or the ability of the S&P 500 Price Return index (the "Index") to track general stock market performance. S&P's and its third party licensor's only relationship to AXA Equitable is the licensing of certain trademarks and trade names of S&P and the third party licensors and of the Index which is determined, composed and calculated by S&P or its third party licensors without regard to AXA Equitable or the Market Stabilizer Option(SM). S&P and its third party licensors have no obligation to take the needs of AXA Equitable or the owners of the Market Stabilizer Option(SM) into consideration in determining, composing or calculating the Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Market Stabilizer Option(SM) or the timing of the issuance or sale of the Market Stabilizer Option(SM) or in the determination or calculation of the equation by which the Market Stabilizer Option(SM) is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Market Stabilizer Option(SM).

                                         Contents of this Prospectus

--------------------------------------------------------------------------------
1. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY                     5
--------------------------------------------------------------------------------
Tables of policy charges                                                       5
How we allocate charges among your investment options                          8
Changes in charges                                                             8


--------------------------------------------------------------------------------
2. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS                   9
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                              9
The minimum amount of premiums you must pay                                    9
You can guarantee that your policy will not terminate before a certain date   10
You can elect a "paid up" death benefit guarantee                             10
You can receive an accelerated death benefit under the Long Term Care
Services(SM) Rider                                                            11
Investment options within your policy                                         11
About your life insurance benefit                                             12
Alternative higher death benefit in certain cases                             12
You can increase or decrease your insurance coverage                          14
Accessing your money                                                          14
Risks of investing in a policy and the Market Stabilizer Option(SM)           15
How the Incentive Life Optimizer(R) II variable life insurance policy is
available                                                                     16


--------------------------------------------------------------------------------
3. WHO IS AXA EQUITABLE?                                                      17
--------------------------------------------------------------------------------
How to reach us                                                               17
About our Separate Account FP                                                 18
About Separate Account No. 67                                                 18
Your voting privileges                                                        18


--------------------------------------------------------------------------------
4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                         20
--------------------------------------------------------------------------------
Portfolios of the Trusts                                                      20



----------------------------
"We,""our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of either AXA Advisors or an unaffiliated broker dealer which has entered into a selling agreement with AXA Distributors who is offering you this policy.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state" we also mean any other local jurisdiction whose laws or regulations affect a policy.

This prospectus does not offer Incentive Life Optimizer(R) II anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


                                                  Contents of this Prospectus  2

--------------------------------------------------------------------------------
5. ABOUT THE MARKET STABILIZER OPTION(SM) (APPLICABLE ONLY IF ALLOCATING
   AMOUNTS TO THE MSO)                                                        27
--------------------------------------------------------------------------------
Definitions                                                                   27
Description of the Market Stabilizer Option(SM)                               28


--------------------------------------------------------------------------------
6. DETERMINING YOUR POLICY'S VALUE                                            37
--------------------------------------------------------------------------------
Your policy account value                                                     37


--------------------------------------------------------------------------------
7. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                       38
--------------------------------------------------------------------------------
Transfers you can make                                                        38
How to make transfers                                                         38
Our automatic transfer service                                                39
Our asset rebalancing service                                                 39


--------------------------------------------------------------------------------
8. ACCESSING YOUR MONEY                                                       40
--------------------------------------------------------------------------------
Borrowing from your policy                                                    40
Loan extension (for guideline premium test policies only)                     41
Making withdrawals from your policy                                           42
Surrendering your policy for its net cash surrender value                     42
Your option to receive a terminal illness living benefit under the Living
   Benefits Rider                                                             42


--------------------------------------------------------------------------------
9. TAX INFORMATION                                                            44
--------------------------------------------------------------------------------
Basic income tax treatment for you and your beneficiary                       44
Tax treatment of distributions to you (loans, partial withdrawals, and full
   surrender)                                                                 44
Tax treatment of Living Benefits Rider or Long Term Care Services(SM) Rider
   under a policy with the applicable rider                                   45
Business and employer owned policies                                          45
Requirement that we diversify investments                                     46
Estate, gift, and generation-skipping taxes                                   46
Pension and profit-sharing plans                                              47
Split-dollar and other employee benefit programs                              47
ERISA                                                                         47
Our taxes                                                                     47
When we withhold taxes from distributions                                     47
Possibility of future tax changes and other tax information                   47


--------------------------------------------------------------------------------
10. MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS                       49
--------------------------------------------------------------------------------
Guarantee premium test for the no-lapse guarantees                            49
Paid up death benefit guarantee                                               49
Other benefits you can add by rider                                           50
Customer loyalty credit                                                       54
Variations among Incentive Life Optimizer(R) II policies                      54
Your options for receiving policy proceeds                                    54
Your right to cancel within a certain number of days                          55


--------------------------------------------------------------------------------
11. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                             56
--------------------------------------------------------------------------------
Deducting policy charges                                                      56
Charges that the Trusts deduct                                                59


--------------------------------------------------------------------------------
12. MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO YOUR POLICY               60
--------------------------------------------------------------------------------
Dates and prices at which policy events occur                                 60
Policy issuance                                                               60
Ways to make premium and loan payments                                        61
Assigning your policy                                                         61
You can change your policy's insured person                                   61
Requirements for surrender requests                                           62
Gender-neutral policies                                                       62
Future policy exchanges                                                       62


--------------------------------------------------------------------------------
13. MORE INFORMATION ABOUT OTHER MATTERS                                      63
--------------------------------------------------------------------------------
About our general account                                                     63
Transfers of your policy account value                                        63
Telephone and Internet requests                                               64
Suicide and certain misstatements                                             64
When we pay policy proceeds                                                   65
Changes we can make                                                           65
Reports we will send you                                                      65
Distribution of the policies                                                  65
Legal proceedings                                                             66


--------------------------------------------------------------------------------
14. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND AXA EQUITABLE             67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
15. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                           68
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16. PERSONALIZED ILLUSTRATIONS                                                69
--------------------------------------------------------------------------------
Illustrations of policy benefits                                              69


--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------

      I -   Hypothetical illustrations                        I-1
     II -   MSO Early Distribution Adjustment Examples       II-1
    III -   Calculating the alternate death benefit         III-1

     IV -   Policy variations                                IV-1


--------------------------------------------------------------------------------
REQUESTING MORE INFORMATION
    Statement of Additional Information
    Table of contents
--------------------------------------------------------------------------------


3  Contents of this Prospectus

An index of key words and phrases

--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this prospectus.

                                                                          PAGE
Administrative Office                                                       17
age                                                                         61
Allocation Date                                                             11
alternative death benefit                                                   13
amount at risk                                                              57
anniversary                                                                 60
assign; assignment                                                          61
automatic transfer service                                                  39
AXA Equitable                                                               17
AXA Equitable Access Account                                                55
AXA Financial, Inc.                                                         17
basis                                                                       44
beneficiary                                                                 54
business day                                                                60
Cash Surrender Value                                                        40
Code                                                                        44
collateral                                                                  40
cost of insurance charge                                                    57
cost of insurance rates                                                     57
customer loyalty credit                                                     54
day                                                                         60
default                                                                      9
disruptive transfer activity                                                63
enhanced no lapse guarantee                                                 10
face amount                                                                 12
grace period                                                                10
guaranteed interest option                                                  12
guarantee premium                                                           10
Guaranteed Interest Account                                                 12
Incentive Life Optimizer(R) II                                           cover
insured person                                                           cover
Internet                                                                    17
investment funds                                                            11
investment option                                                        cover
investment start date                                                       61
issue date                                                                  61
lapse                                                                        9
loan extension                                                              41
loan, loan interest                                                         40
Long Term Care Services(SM) Rider                                           40
*Market Stabilizer Option(SM) ("MSO")                                       27
market timing                                                               63
modified endowment contract                                                 44
Money Market Lock-in Period                                                 11
month, year                                                                 60
monthly deduction                                                            8
net cash surrender value                                                    42
net policy account value                                                    37
no-lapse guarantee                                                           9
Option A, B                                                                 12
our                                                                          2
owner                                                                        2
paid up                                                                     44
paid up death benefit guarantee                                             10
partial withdrawal                                                          42
payment option                                                              55
planned initial premium                                                      9
planned periodic premium                                                     9
policy                                                                   cover
policy account value                                                        37
Portfolio                                                                cover
premium payments                                                             9
prospectus                                                               cover
rebalancing                                                                 39
receive                                                                     60
restore, restoration                                                        10
riders                                                                       9
SEC                                                                      cover
Separate Account FP                                                         18
state                                                                        2
subaccount                                                                  18
surrender                                                                   42
surrender charge                                                             5
target premium                                                               7
transfers                                                                   38
Trusts                                                                   cover
units                                                                       37
unit values                                                                 37
us                                                                           2
variable investment option                                               cover
we                                                                           2
withdrawal                                                                  42
you, your                                                                    2

----------------------
     Please see "Definitions" under "About the Market Stabilizer Option(SM)" later in this prospectus for key words and phrases related to the MSO, as well as the meaning of special terms that are relevant to the MSO.


                                            An index of key words and phrases  4

1. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. ALL CHARGES ARE SHOWN ON A GUARANTEED MAXIMUM BASIS. THE CURRENT CHARGES MAY BE LOWER THAN THE GUARANTEED MAXIMUM FOR CERTAIN CHARGES.(1)


------------------------------------------------------------------------------------------------------------------------------------
                                                          TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------------
 CHARGE                            WHEN CHARGE IS DEDUCTED                      MAXIMUM AMOUNT THAT MAY BE DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
PREMIUM CHARGE                     FROM EACH PREMIUM                            6% OF EACH PREMIUM(2)
------------------------------------------------------------------------------------------------------------------------------------
SURRENDER (TURNING IN) OF YOUR     Upon surrender                               Initial surrender charge per $1,000 of initial base
POLICY DURING ITS FIRST 10 YEARS                                                policy face amount or per $1,000 of requested base
OR THE FIRST 10 YEARS AFTER YOU                                                 policy face amount increase:(4)
HAVE REQUESTED AN INCREASE IN
YOUR POLICY'S FACE AMOUNT (3)(5)                                                Highest: $45.91
                                                                                Lowest: $8.71
                                                                                Representative: $16.62(6)
------------------------------------------------------------------------------------------------------------------------------------
REQUEST A DECREASE IN YOUR         Effective date of the decrease               A pro rata portion of the charge that would apply to
POLICY'S FACE AMOUNT (3)                                                        a full surrender at the time of the decrease. $25
                                                                                per transfer.(7)
------------------------------------------------------------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT         Upon transfer                                $25 per transfer.(7)
OPTIONS
------------------------------------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 CHARGE                             WHEN CHARGE IS DEDUCTED             MAXIMUM AMOUNT THAT MAY BE DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE (3)(8)        Monthly                             (1)  Policy Year   Amount deducted
                                                                             -----------   ---------------
                                                                             1             $15(9)
                                                                             2+            $10(9)
                                                                                      plus
                                                                        (2)  Charge per $1,000 of the initial
                                                                             base policy face amount and any
                                                                             requested base policy face amount
                                                                             increase that exceeds the
                                                                             highest previous face amount:

                                                                        Highest: $0.34
                                                                        Lowest: $0.09
                                                                        Representative: $0.11(6)
------------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE (3)(8)(10) Monthly                             Charge per $1,000 of the amount for which
                                                                        we are at risk:(11)

                                                                        Highest: $83.34
                                                                        Lowest: $0.02
                                                                        Representative: $0.09(12)
------------------------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK          Monthly                                                Annual % of your value in
CHARGE                                                                  Policy Year        our variable investment options and MSO
                                                                        -----------        ---------------------------------------
                                                                        1-10               1.00%
                                                                        11+                0.50%
------------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD (13)           On each policy anniversary (or on   1% of loan amount.
                                    loan termination, if earlier)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES+           WHEN CHARGE IS DEDUCTED                  MAXIMUM AMOUNT THAT MAY BE DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
CHILDREN'S TERM INSURANCE         Monthly (while the rider is in effect)   Charge per $1,000 of rider benefit amount:
                                                                            $ 0.50
------------------------------------------------------------------------------------------------------------------------------------

5  Risk/benefit summary: Charges and expenses you will pay

------------------------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 OPTIONAL RIDER CHARGES+                WHEN CHARGE IS DEDUCTED                  MAXIMUM AMOUNT THAT MAY BE DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY DEDUCTION WAIVER (3)         Monthly (while the rider is in effect)   Percentage of all other monthly charges:

                                                                                 Highest: 132%
                                                                                 Lowest: 7%
                                                                                 Representative: 12%(12)
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM WAIVER (3)           Monthly (while the rider is in effect)   Charge for Disability Premium Waiver per $1,000 of
(Initial base policy face amount(15))                                            benefit for which such rider is purchased:(14)

                                                                                 Highest: $0.60
                                                                                 Lowest: $0.01
                                                                                 Representative: $0.06(12)
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM WAIVER (3)           Monthly (while the rider is in effect)   Charge for Disability Premium Waiver per $1,000 of
(Children's Term Insurance)                                                      benefit for which such rider is purchased:(14)

                                                                                 Highest: $0.03
                                                                                 Lowest: $0.01
                                                                                 Representative: $0.01(12)
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM WAIVER (3)           Monthly (while the rider is in effect)   Charge for Disability Premium Waiver per $1,000 of
(Long Term Care Services(SM) Rider)                                              benefit for which such rider is purchased:(14)

                                                                                 Highest: $0.02
                                                                                 Lowest: $0.0009
                                                                                 Representative: $0.003(12)
------------------------------------------------------------------------------------------------------------------------------------
DISABILITY PREMIUM WAIVER (3)           Monthly (while the rider is in effect)   Charge for Disability Premium Waiver per $1,000 of
(Option To Purchase Additional                                                   benefit for which such rider is purchased:(14)
Insurance)
                                                                                 Highest: $0.07
                                                                                 Lowest: $0.02
                                                                                 Representative: $0.03(12)
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM CARE SERVICES(SM)               Monthly (while the rider is in effect) Charge per $1,000 of the amount for which we are at
RIDER (3)                                                                        risk:(16)

                                                                                 Highest: $1.18
                                                                                 Lowest: $0.08
                                                                                 Representative: $0.22(17)
------------------------------------------------------------------------------------------------------------------------------------
OPTION TO PURCHASE ADDITIONAL           Monthly (while the rider is in effect)   Charge per $1,000 of rider benefit amount:
INSURANCE (3)
                                                                                 Highest: $0.17
                                                                                 Lowest: $0.04
                                                                                 Representative: $0.16(17)
------------------------------------------------------------------------------------------------------------------------------------
CASH VALUE PLUS RIDER                   Monthly (while the rider is in effect)   Charge per $1,000 of the initial base policy face
                                                                                 amount:
                                                                                 $ 0.04

Please see "Appendix IV: Policy variations" later in this prospectus for more information on the charge applicable under the prior version of this rider.
------------------------------------------------------------------------------------------------------------------------------------
ADDING A LIVING BENEFITS RIDER          At the time of the transaction           $100 (if elected after policy issue)
------------------------------------------------------------------------------------------------------------------------------------
EXERCISE OF OPTION TO RECEIVE A         At the time of the transaction           $250
"LIVING BENEFIT"
------------------------------------------------------------------------------------------------------------------------------------
MARKET STABILIZER OPTION(SM)            Please see "Definitions" under "About the Market Stabilizer Option(SM)" later in this
(MSO)                                   prospectus for key words and phrases related to the MSO, as well as the meaning of special terms that are relevant to the MSO.
------------------------------------------------------------------------------------------------------------------------------------


+ There is no additional charge for the Charitable Legacy Rider or the Enhanced No Lapse Guarantee Rider.


                      Risk/benefit summary: Charges and expenses you will pay  6

------------------------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 MSO CHARGES++                         WHEN CHARGE IS DEDUCTED                   GUARANTEED MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INDEX BENEFIT                 On Segment Start Date                     0.75%
CHARGE
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INDEX SEGMENT                 At the beginning of each policy           1.65%(18)
ACCOUNT CHARGE                         month during the Segment Term
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                            2.40%
------------------------------------------------------------------------------------------------------------------------------------

++ Please see "Charges" and "Charge Reserve Amount" under "About the Market Stabilizer Option(SM)" for more information on how charges are deducted.


------------------------------------------------------------------------------------------------------------------------------------
                             PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
 OPTIONAL RIDER CHARGES                WHEN CHARGE IS DEDUCTED                   MAXIMUM AMOUNT THAT MAY BE DEDUCTED
------------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(13)               On each policy anniversary (or on         2% for New York and Oregon policies
FOR AMOUNTS OF POLICY LOANS            loan termination, if earlier)             5% for all other policies
ALLOCATED TO AN MSO SEGMENT
------------------------------------------------------------------------------------------------------------------------------------
MSO EARLY DISTRIBUTION ADJUST-         On surrender or other distribution        75% of Segment Account Value(19)
MENT                                   (including loan) from an MSO Seg-
                                       ment prior to its Segment Maturity
                                       Date
------------------------------------------------------------------------------------------------------------------------------------

(1) For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).


(2) Currently, we reduce this charge to 4% after an amount equal to two"target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, and death benefit option, as well as the policy's face amount, among other factors. A similar charge applies to premiums attributed to requested face amount increases that are above your highest previous face amount. If your policy includes the Cash Value Plus Rider, a portion of the premium charge will be refunded upon surrender within the first three policy years, subject to a cumulative premium-based cap on the rider benefits (see "Cash Value Plus Rider" in "More information about policy features and benefits" later in this prospectus).


(3) Since the charges may vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each insured's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."


(4) If your policy includes the Cash Value Plus Rider, the surrender charges are reduced, subject to a cumulative premium-based cap on the rider benefits (see "Cash Value Plus Rider" in "More information about policy features and benefits" later in this prospectus).


(5) The surrender charge attributable to each increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.

(6) This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred non-tobacco user risk class.

(7) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus. Nor will this charge apply to any transfers to or from any MSO Holding Account that we make available in connection with any Market Stabilizer Option(SM) available as an investment option. Please see "About the Market Stabilizer Option(SM)" later in this prospectus for information about the MSO and the related "Holding Account."

(8)  Not applicable after the insured person reaches age 121.

(9) Not applicable if the minimum face amount stated in your policy is $10,000. Please see "Your policy's face amount" under "About your life insurance benefit" in "Risk/ benefit summary: Policy features, benefits and risks" later in this prospectus.

(10) Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.

(11) Our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date.

(12) This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.

(13) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published by Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see "Borrowing from your policy-Loan interest we charge" in "Accessing your money" later in this prospectus. However, for MSO Segments, the guaranteed maximum spread is higher as noted above. This spread is the maximum difference between the annual interest rate we credit and the annual loan interest rate we charge on the amount of any loan deducted from a Segment. See "Loans" and "How we deduct monthly charges during a Segment Term" under "About the Market Stabilizer Option(SM)" later in this prospectus for more information about how loan interest is deducted from your policy.

(14) Amount charged equals the total sum of Disability Premium Waiver rider charges corresponding to the base policy, any Children's Term Insurance, Option To Purchase Additional Insurance and/or any Long Term Care Services(SM) Rider that you have added to your policy and to any base policy face amount increases.

(15) The monthly charges corresponding to the base policy will be adjusted proportionately to any face amount reduction made at your request or resulting from a partial withdrawal under death benefit Option A.

(16) Our amount "at risk" for this rider is the long-term care specified amount minus your policy account value, but not less than zero.

(17) This representative amount is the rate we guarantee in any policy year while the rider is in effect for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.

(18) Currently we deduct this charge at an annual rate of 0.65%, rather than at the maximum rate shown.

(19) The actual amount of an Early Distribution Adjustment is determined by a formula that depends on, among other things, how the Index has performed since the Segment Start Date, as discussed in detail in "Early Distribution Adjustment" under "About the Market Stabilizer Option(SM)" later in this prospectus. The maximum amount of the adjustment would occur if there is a total distribution at a time when the Index has declined to zero.


7 Risk/benefit summary: Charges and expenses you will pay

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2010 (expenses that are             Lowest             Highest
deducted from Portfolio assets including management fees, 12b-1 fees,             --------           --------
service fees and/or other expenses)(1)                                            %                  %
------------------------------------------------------------------------------------------------------------------------------------



(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2010 and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the AXA Tactical Manager 400-I Portfolio.



HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the Enhanced No Lapse Guarantee Rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options available with these guarantees, proportionately to your value in each.

Substantially different procedures apply, however, if you allocate any of your policy account value to the MSO investment option. In that case, for example, you will be required to maintain a certain amount of policy account value in the policy's guaranteed interest option, from which we will make the policy's monthly deductions. Please see "About the Market Stabilizer Option(SM)" later in this prospectus for more information about these procedures, including the procedure we will follow if amounts in the guaranteed interest option are insufficient to pay the deductions.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.


                       Risk/benefit summary: Charges and expenses you will pay 8

2. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Incentive Life Optimizer(R) II is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life Optimizer(R) II policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Optimizer(R) II policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Optimizer(R) II policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured's 121st birthday, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON
PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

o you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);


9  Risk/benefit summary: Policy features, benefits and risks

o you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

o you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value. (see "You can elect a "paid up" death benefit guarantee" below); or

o   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If your policy account value is still insufficient to cover total monthly deductions, we will send a written notice that a new 61 day grace period has begun and request an additional payment. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the guarantee premium amount required to maintain one of the available guarantees against termination), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct, or (ii) to maintain one of our no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within three years after the date of termination. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no-lapse guarantee also terminates and cannot be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts "guarantee premiums"and they will be set forth on page 3 of your policy. We call this guarantee against termination our "no-lapse guarantee." The length of your policy's guarantee period will range from 5 to 20 years depending on the insured's age when we issue the policy. Under the No Lapse Guarantee provision, the policy is guaranteed not to lapse during a no lapse guarantee period of 20 years for issue ages 0-55, the number of years to attained age 75 for issue ages 56-69, and 5 years for issue ages 70 and over. In some states, this guarantee may be referred to by a different name.

Your policy will not terminate, even if your net policy account value is not sufficient to pay your monthly charges, as long as:

o You have satisfied the "guarantee premium test" (discussed in "guarantee premium test for the no-lapse guarantee" under "More information about policy benefits" later in this prospectus); and

o Any outstanding loan and accrued loan interest does not exceed the policy account value.

There is no extra charge for this guarantee.

ENHANCED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue at no additional charge that provides a longer guarantee period than described above with a possible higher and/or longer premium requirement, provided that you allocate all of your policy account value to any of the AXA Strategic Allocation investment options. The length of your policy's guarantee period will range from 15 to 30 years, depending on the insured's age when we issue the policy. Under the Enhanced No Lapse Guarantee Rider, the policy is guaranteed not to lapse during the enhanced no lapse guarantee period of 30 years for issue ages 0-55, or to age 85 for issue ages 56-70. For issue ages over 70, the Enhanced No Lapse Guarantee Rider is not available. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
If you pay at least certain prescribed amounts of premiums, and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

The Market Stabilizer Option(SM) is not available if you elect the Enhanced No Lapse Guarantee Rider.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

Provided certain requirements are met, and subject to our approval, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the insured's attained age is 120 or less. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options (currently the


                   Risk/benefit summary: Policy features, benefits and risks  10

AXA Strategic Allocation investment options) that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received benefit payments under the Living Benefits Rider or Long Term Care Services(SM) Rider at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest, exceeds your policy account value, (ii) if we make a payment under the Living Benefits Rider or Long Term Care Services(SM) Rider, or (iii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

The Market Stabilizer Option(SM) is not available while the paid up death benefit guarantee is in effect.


YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES(SM) RIDER

In states where approved and subject to our underwriting guidelines, the Long Term Care Services(SM) Rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. If you are purchasing this policy through an Option To Purchase Additional Insurance under another policy, or a conversion from a term life policy or term rider, you cannot add the Long Term Care Services(SM) Rider. You can add this rider to policies with a face amount of at least $100,000 which are not issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy or term rider. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

YOU CAN RECEIVE A TERMINAL ILLNESS LIVING BENEFIT UNDER THE LIVING BENEFITS RIDER. Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our Living Benefits Rider if you apply for a face amount of at least $100,000 unless it is issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy or term rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by AXA Equitable or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the Living Benefits Rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

For more information about that rider, see "Your option to receive a terminal illness living benefit under the Living Benefits Rider" under "Accessing your money" later in this prospectus.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of Investment Start Date and the issue date for twenty calendar days (the "Money Market Lock-in Period"). On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option. Please also see "Your right to cancel within a certain number of days" under "About the Market Stabilizer Option(SM)" later in this prospectus for the procedures that apply if the MSO is elected.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In


11 Risk/benefit summary: Policy features, benefits and risks periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios of the Trusts."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 777-6510. We may add or delete variable investment options or Portfolios at any time.

If you elect at issue the Enhanced No Lapse Guarantee Rider or subsequently exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Strategic Allocation investment options, or those investment options we are then making available under the rider. Please see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you elect the paid up death benefit guarantee, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
We will pay at least 2% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

MARKET STABILIZER OPTION(SM). The MSO is a rider that provides you with an investment option linked to the performance of the S&P 500 Price Return index, which excludes dividends, up to a Growth Cap Rate. Additionally, the MSO provides a specified level of protection against declines in the performance of the S&P 500 Price Return index of up to negative 25%. Please see "About the Market Stabilizer Option(SM)" later in this prospectus for a more detailed explanation about the provisions and terms used for the MSO.

--------------------------------------------------------------------------------
PLEASE NOTE THAT YOU WILL NOT BE CREDITED WITH ANY POSITIVE INDEX PERFORMANCE WITH RESPECT TO AMOUNTS THAT ARE REMOVED FROM A SEGMENT PRIOR TO THE SEGMENT MATURITY DATE. EVEN WHEN THE INDEX PERFORMANCE HAS BEEN POSITIVE, SUCH EARLY REMOVALS WILL CAUSE YOU TO LOSE SOME PRINCIPAL. PLEASE SEE "EARLY DISTRIBUTION ADJUSTMENT" LATER IN THIS PROSPECTUS.
--------------------------------------------------------------------------------


ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Optimizer(R) II policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. Generally, $100,000 is the minimum amount of coverage you can request. If you have elected the Charitable Legacy Rider, the minimum face amount is $1 million. If you have elected the Cash Value Plus Rider, the minimum face amount is $250,000 per life when one or two policies are purchased on the lives of members of an insured group and $100,000 per life when policies are purchased on the lives of three or more members. Please see "Appendix IV: Policy variations" later in this prospectus for more information on the prior version of this rider. If you are exercising the Option To Purchase Additional Insurance under another policy, or a conversion from certain term life policies or term riders, the minimum face amount is $25,000. For: 1) policies that exceed our Disability Deduction Waiver or Disability Premium Waiver maximum coverage limit 2) face amount increases issued on a less favorable underwriting basis than the base policy 3) policy owners of certain discontinued AXA Equitable variable life products where a requested increase in coverage involves the issuance of an additional variable life policy or 4) face amount increases on a 1980 CSO product issued on a less favorable underwriting basis than the base policy, the minimum face amount is $10,000.


--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. (See "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus.)
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy face amount;

                                     - or -

o Option B - THE FACE AMOUNT PLUS THE "POLICY ACCOUNT VALUE" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy account value.

Your "policy account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. For any amounts invested in an MSO Segment, your policy account value will reflect the Segment Account Value. (Policy account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."


                   Risk/benefit summary: Policy features, benefits and risks  12

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the
Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

-----------------------------------------------------------
  AGE:*    40 AND UNDER    45     50     55     60     65
-----------------------------------------------------------
    %:        250%        215%   185%   150%   130%   120%
-----------------------------------------------------------
   AGE:     70    75-90    91     92     93      94- OVER
-----------------------------------------------------------
    %:     115%    105%   104%   103%   102%       101%
-----------------------------------------------------------

*    For the then-current policy year.

For example, if the guideline premium test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 120%, then the death benefit under Option A is the alternative death benefit of $102,000 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix III: Calculating the alternate death benefit" later in this prospectus.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 185.7%, then the death benefit under Option A is the alternative death benefit of $157,845 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix III: Calculating the alternate death benefit" later in this prospectus.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is generally determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loan and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a Living Benefits Rider. We reduce it by the amount of the living benefits payment plus interest. See "Your option to receive a terminal illness living benefit under the Living Benefits Rider" later in this prospectus. Under the Long Term Care Services(SM) Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit.

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."

--------------------------------------------------------------------------------
You can request a change in your death benefit option from Option B any time after the fifth year of the policy or from Option A any time after the second year of the policy and before the policy anniversary nearest to the insured's 121st birthday.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option B to Option A, we automatically increase your base policy's face amount by an amount equal to your policy account value at the time of the change. If you change from Option A to Option B, we will automatically reduce your base policy's face amount by an amount equal to your policy account value at the time of the change. You can request a change from Option A to Option B any time after the second policy year or from Option B to Option A any time after the fifth policy year. Any request to change an Option must occur before the policy anniversary nearest the insured's 121st birthday.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will determine the new base policy face amount somewhat differently from the general procedures described above. See "Alternative higher death benefit in certain cases" earlier in this section.


13  Risk/benefit summary: Policy features, benefits and risks

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches the attained age 120, (b) if the paid up death benefit guarantee is in effect, or
(c) your policy is on loan extension.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not change the death benefit option under your policy while the Long Term Care Services(SM) Rider is in effect. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences and limitations of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum issue age for a face amount increase as described in their policy (or age 71 if the Enhanced No Lapse Guarantee Rider is in effect); or (ii) while the Long Term Care Services(SM) Rider, or the Cash Value Plus Rider is in effect. Further, if the underwriting class for the insured person is changed after issue, the maximum age at which the insured person may apply for a face amount increase will be the maximum issue age for the underwriting class for the insured person at the time the increase is requested (which may be different than it was previously). We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider.

Certain policy changes, including increases and decreases in your insurance coverage, may also affect the guarantee premiums under the policy.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional ten-year surrender charge and an additional administrative charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, we may offer to issue a separate policy based on the rating class for the increase. See "Risk/benefit summary: Charges and expenses you will pay."

If you elect the MSO, the same conditions as described above for a face amount increase will apply while any Segment is in effect. However, the Charge Reserve Amount will be recalculated on the effective date of the requested face amount increase so that the amount in the Unloaned GIO is sufficient to cover the estimated monthly deductions for the policy during the longest remaining Segment Term. If the Charge Reserve Amount requirement is not satisfied, the requested Face Amount Increase will be declined. Please see "About the Market Stabilizer Option(SM)" later in this prospectus for a more detailed explanation about when the Charge Reserve Amount may be insufficient and the provisions and terms used for the MSO.

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum stated in your policy. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 10 years of your policy, or during the first 10 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.


ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of policy face amount accelerated to date but not by more than the


                   Risk/benefit summary: Policy features, benefits and risks 14 accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 121st birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services(SM) Rider. See "Making withdrawals from your policy" later in this prospectus for more information.

If you elected the MSO, different procedures and restrictions apply to withdrawals. See "Withdrawals" under "About the Market Stabilizer Options" later in this prospectus for additional information about withdrawals if you elected the MSO.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY AND THE MARKET STABILIZER OPTION(SM)

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any no lapse guarantee, paid up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

o If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any Loan Extension Endorsement you may have.

o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus ..

o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


MSO RISK FACTORS

There are risks associated with some features of the Market Stabilizer
Option(SM):

o There is a risk of a substantial loss of your principal because you agree to absorb all losses from the portion of any negative Index performance that exceeds -25%.

o Your Index-Linked Return is also limited by the Growth Cap Rate, which could cause your Index-Linked Return to be lower than it would otherwise be if you participated in the full performance of the S&P 500 Price Return index.

o You will not know what the Growth Cap Rate is before the Segment starts. Therefore, you will not know in advance the upper limit on the return that may be credited to your investment in a Segment.

o Negative consequences apply if, for any reason, amounts you have invested in a Segment are removed before the Segment Maturity Date. Specifically, with respect to the amounts removed early, you would (1) forfeit any positive Index performance and (2) be subject to an Early Distribution Adjustment that exposes you to a risk of potentially substantial loss of principal. This exposure is designed to be consistent with the treatment of losses on amounts held to the Segment Maturity Date. EVEN WHEN THE INDEX PERFORMANCE HAS BEEN POSITIVE, THE EDA WILL CAUSE YOU TO LOSE SOME PRINCIPAL ON AN EARLY REMOVAL.

    - The following types of removals of account value from a Segment will result in the above-mentioned consequences to you, if the removals occur prior to the Segment Maturity Date: (a) a surrender of your policy; (b) a loan from your policy; (c) a distribution in order to enable your policy to continue to qualify as life insurance under the federal tax laws; (d) certain distributions in connection with the exercise of a rider available under your policy; and (e) a charge or unpaid policy loan interest that we deduct from your Segment Account Value because the Charge Reserve Amount and other funds are insufficient to cover them in their entirety. The Charge Reserve Amount may become insufficient because of policy changes that you request, additional premium payments, investment performance, policy loans, policy partial withdrawals from other investment options besides the MSO, and any increases we make in current charges for the policy (including for the MSO and optional riders).

    - Certain of the above types of early removals can occur (and thus result in penalties to you) without any action on your part. Examples include
        (i) certain distributions we might make from your Segment Account Value to enable your policy to continue to qualify as life insurance and (ii) deductions we might make from your Segment Account Value to pay charges if the Charge Reserve Amount becomes insufficient.

    -   Any applicable EDA will generally be affected by changes in


15 Risk/benefit summary: Policy features, benefits and risks both the volatility and level of the S&P 500 Price Return index. Any EDA applied to any Segment Account Value is linked to the estimated value of a put option on the S&P 500 Price Return index as described in "About the Market Stabilizer Option(SM)" later in this prospectus. The estimated value of the put option and, consequently, the amount of the EDA will generally be higher after increases in market volatility or after the Index experiences a negative return following the Segment Start Date.

o Once policy account value is in a Segment, you cannot transfer out of a Segment. You can only make withdrawals out of a Segment if you surrender your policy. This would result in the imposition of any applicable surrender charges and EDAs.

o We may not offer new Segments so there is also the possibility that a Segment may not be available for a Segment Renewal at the end of your Segment Term(s).

o We also reserve the right to substitute an alternative index for the S&P 500 Price Return index, which could reduce the Growth Cap Rates we can offer.

o No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

o The amounts required to be maintained in the Unloaned GIO for the Charge Reserve Amount during the Segment Term may earn a return that is less than the return you might have earned on those amounts in another investment option had you not invested in a Segment.

Please see "About the Market Stabilizer Option(SM)" later in this prospectus for more detailed information about this investment option.


HOW THE INCENTIVE LIFE OPTIMIZER(R) II VARIABLE LIFE INSURANCE POLICY IS
AVAILABLE

Incentive Life Optimizer(R) II is primarily intended for purchasers other than retirement plans. However, we do not place limitations on its use. Please see "Tax information" for more information. Incentive Life Optimizer(R)
II is available for issue ages 0 to 85.


                   Risk/benefit summary: Policy features, benefits and risks  16

3. Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $ billion in assets as of December 31, 2010. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.

--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
AXA Equitable - National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

--------------------------------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable - National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Policy information, basic transactions, forms and statements are available 24 hours a day / 7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.

--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@axa-equitable.com

--------------------------------------------------------------------------------
BY FAX:
--------------------------------------------------------------------------------
1-704-540-9714

--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2) request for our asset rebalancing service; and

(3) designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) transfers among investment options;

(c) changes in allocation percentages for premiums and deductions;

(d) electing the paid up death benefit guarantee; and

(e) electing the MSO and any MSO transactions.

You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa-equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different),


17  Who is AXA Equitable?

your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life Optimizer(R) II invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


ABOUT SEPARATE ACCOUNT NO. 67

Amounts allocated to the MSO are held in a "non-unitized" separate account we have established under the New York Insurance Law. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. These assets are also available to the insurer's general creditors and an owner should look to the financial strength of AXA Equitable for its claims-paying ability. We guarantee all benefits relating to your value in the MSO, regardless of whether assets supporting the MSO are held in a separate account or our general account.

Our current plans are to invest separate account assets in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues. Futures, options and interest rate swaps may be used for hedging purposes.

Although the above generally describes our plans for investing the assets supporting our obligations under MSO, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws.


YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we


                                                       Who is AXA Equitable?  18
receive from holders of Incentive Life Optimizer(R) II and other policies that Separate Account FP supports.


19  Who is AXA Equitable?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------

The AXA Strategic Allocation Series Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Series Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Series Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Strategic Allocation Series Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.

PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -
 CLASS B SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE    Seeks long-term growth of capital.                        o   AllianceBernstein L.P.
 EQUITY                                                                              o   AXA Equitable
                                                                                     o   ClearBridge Advisors, LLC
                                                                                     o   Legg Mason Capital Management, Inc.
                                                                                     o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND     Seeks a balance of high current income and capital        o   BlackRock Financial Management, Inc.
                           appreciation, consistent with a prudent level of risk.    o   Pacific Investment Management Company
                                                                                         LLC
                                                                                     o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL Seeks long-term growth of capital.                        o   AllianceBernstein L.P.
 EQUITY                                                                              o   AXA Equitable
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   JPMorgan Investment Management Inc.
                                                                                     o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP     Seeks long-term growth of capital.                        o   AllianceBernstein L.P.
 CORE EQUITY                                                                         o   AXA Equitable
                                                                                     o   Janus Capital Management LLC
                                                                                     o   Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP     Seeks long-term growth of capital.                        o   AllianceBernstein L.P.
 VALUE                                                                               o   AXA Equitable
                                                                                     o   Institutional Capital LLC
                                                                                     o   MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP       Seeks long-term growth of capital.                        o   AllianceBernstein L.P.
 GROWTH                                                                              o   AXA Equitable
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   Franklin Advisers, Inc.
                                                                                     o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------

                                           About the Portfolios of the Trusts 20

------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -
 CLASS B SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE Seeks long-term growth of capital.                        o   AXA Equitable
                                                                                     o   AXA Rosenberg Investment Management
                                                                                         LLC
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   Tradewinds Global Investors, LLC
                                                                                     o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR  Seeks high total return through a combination of current  o   Pacific Investment Management Company
 BOND                      income and capital appreciation.                              LLC
                                                                                     o   Post Advisory Group, LLC
                                                                                     o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks long-term growth of capital.                        o   AXA Equitable
 GROWTH                                                                              o   BlackRock Investment Management, LLC
                                                                                     o   Eagle Asset Management, Inc.
                                                                                     o   Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks long-term growth of capital.                        o   AXA Equitable
 VALUE                                                                               o   BlackRock Investment Management, LLC
                                                                                     o   Franklin Advisory Services, LLC
                                                                                     o   Pacific Global Investment Management
                                                                                         Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    Seeks long-term growth of capital.                        o   AXA Equitable
                                                                                     o   RCM Capital Management LLC
                                                                                     o   SSgA Funds Management, Inc.
                                                                                     o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                 AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
ALL ASSET ALLOCATION       Seeks long-term capital appreciation and current income.  o   AXA Equitable
 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY      Seeks long-term capital appreciation and current income   o   AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY  Seeks a high level of current income.                     o   AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH    Seeks current income and growth of capital, with a        o   AXA Equitable
 STRATEGY                  greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY        Seeks long-term capital appreciation and current income,  o   AXA Equitable
                           with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH        Seeks long-term capital appreciation and current income,  o   AXA Equitable
 STRATEGY                  with a greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 400-I Seeks a total return that is comparable to that of the    o   AllianceBernstein L.P.
                           S&P MidCap 400 Index by investing in a combination of     o   AXA Equitable
                           long and short positions based on securities included in  o   BlackRock Investment Management, LLC
                           the S&P MidCap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 500-I Seeks a total return that is comparable to that of the    o   AllianceBernstein L.P.
                           Standard & Poor's 500 Composite Stock Price Index         o   AXA Equitable
                           ("S&P 500 Index") by investing in a combination of long   o   BlackRock Investment Management, LLC
                           and short positions based on securities included in the
                           S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------


21 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER 2000-I Seeks a total return that is comparable to that of the   o   AllianceBernstein L.P.
                            Russell 2000(R) Index by investing in a combination of   o   AXA Equitable
                            long and short positions based on securities included in o   BlackRock Investment Management, LLC
                            the Russell 2000(R) Index.
------------------------------------------------------------------------------------------------------------------------------------
AXA TACTICAL MANAGER        Seeks a total return that is comparable to that of the   o   AllianceBernstein L.P.
 INTERNATIONAL-I            Morgan Stanley Capital International ("MSCI") EAFE       o   AXA Equitable
                            Index ("EAFE Index") or a combination of the ASX SPI     o   BlackRock Investment Management, LLC
                            200 Index, Dow Jones Euro STOXX 50 Index(R), FTSE 100
                            Index and the Tokyo Stock Price Index (collectively, the
                            "Indices") by investing in a combination of long and
                            short positions based on securities included in the EAFE
                            Index or Indices.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN        Seeks to achieve long-term growth of capital.            o   AllianceBernstein L.P.
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL  Seeks to achieve long-term growth of capital.            o   AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE    Seeks to achieve capital appreciation and secondarily,   o   BlackRock Investment Management, LLC
 EQUITY                     income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL  Seeks to provide current income and long-term growth of  o   BlackRock International Limited
 VALUE                      income, accompanied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY   Seeks a combination of growth and income to achieve an   o   Boston Advisors, LLC
 INCOME                     above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY         Seeks to achieve long-term capital appreciation.         o   Bridgeway Capital Management, Inc.
 RESPONSIBLE                                                                         o   Calvert Asset Management Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH  Seeks to achieve long-term growth of capital.            o   Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN         Seeks to achieve long-term growth of capital.            o   Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX       Seeks to achieve a total return before expenses that     o   AllianceBernstein L.P.
                            approximates the total return performance of the Russell
                            3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX          Seeks to achieve a total return before expenses that     o   SSgA Funds Management, Inc.
                            approximates the total return performance of the Barclays
                            Capital U.S. Aggregate Bond Index, including reinvest-
                            ment of dividends, at a risk level consistent with that
                            of the Barclays Capital U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX         Seeks to achieve a total return before expenses that     o   AllianceBernstein L.P.
                            approximates the total return performance of the S&P
                            500 Index, including reinvestment of dividends, at a risk
                            level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS       Seeks to achieve long-term growth of capital.            o   AXA Equitable
                                                                                     o   BlackRock Capital Management, Inc.
                                                                                     o   BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND        Seeks to achieve capital appreciation.                   o   GAMCO Asset Management, Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY      Seeks to maximize capital appreciation.                  o   GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 22

------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS         Seeks to achieve capital growth and current income.      o   AXA Equitable
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   First International Advisors, LLC
                                                                                     o   Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR      Seeks to achieve long-term capital appreciation.         o   AXA Equitable
 EQUITY                                                                              o   BlackRock Investment Management, LLC
                                                                                     o   Morgan Stanley Investment Management
                                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT  Seeks to achieve a total return before expenses that     o   SSgA Funds Management, Inc.
 BOND INDEX                 approximates the total return performance of the
                            Barclays Capital Intermediate U.S. Government Bond
                            Index, including reinvestment of dividends, at a risk
                            level consistent with that of the Barclays Capital
                            Intermediate U.S. Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS  Seeks to achieve long-term growth of capital.            o   AXA Equitable
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   Hirayama Investments, LLC
                                                                                     o   Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH     Seeks to achieve capital appreciation.                   o   MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE           Seeks to achieve long-term capital appreciation.         o   J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS      Seeks to achieve long-term growth of capital with a sec- o   AXA Equitable
                            ondary objective to seek reasonable current income. For  o   BlackRock Investment Management, LLC
                            purposes of this Portfolio, the words "reasonable        o   Institutional Capital LLC
                            current income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX   Seeks to achieve a total return before expenses that     o   AllianceBernstein L.P.
                            approximates the total return performance of the Russell
                            1000 Growth Index, including reinvestment of dividends
                            at a risk level consistent with that of the Russell 1000
                            Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS    Seeks to provide long-term capital growth.               o   AXA Equitable
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX    Seeks to achieve a total return before expenses that     o   SSgA Funds Management, Inc.
                            approximates the total return performance of the Russell
                            1000 Value Index, including reinvestment of dividends,
                            at a risk level consistent with that of the Russell 1000
                            Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS     Seeks to achieve long-term growth of capital.            o   AllianceBernstein L.P.
                                                                                     o   AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND   Seeks to achieve capital appreciation and growth of      o   Lord, Abbett & Co. LLC
 INCOME                     income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP    Seeks to achieve capital appreciation and growth of      o   Lord, Abbett & Co. LLC
 CORE                       income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------


23 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -
CLASS IB SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX            Seeks to achieve a total return before expenses that     o   SSgA Funds Management, Inc.
                            approximates the total return performance of the S&P
                            Mid Cap 400 Index, including reinvestment of dividends,
                            at a risk level consistent with that of the S&P Mid Cap
                            400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS       Seeks to achieve long-term capital appreciation.         o   AXA Equitable
                                                                                     o   BlackRock Investment Management, LLC
                                                                                     o   Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET             Seeks to obtain a high level of current income, preserve o   The Dreyfus Corporation
                            its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL        Seeks to achieve capital appreciation.                   o   Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP   Seeks to achieve capital growth.                         o   Morgan Stanley Investment Management
 GROWTH                                                                                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND   Seeks to generate a return in excess of traditional      o   Pacific Investment Management Company,
                            money market products while maintaining an emphasis on       LLC
                            preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS        Seeks to achieve high current income consistent with     o   AllianceBernstein L.P.
                            moderate risk to capital.                                o   AXA Equitable
                                                                                     o   SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX      Seeks to replicate as closely as possible (before the    o   AllianceBernstein L.P.
                            deduction of Portfolio expenses) the total return of the
                            Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH     Seeks to achieve long-term capital appreciation and      o   T. Rowe Price Associates, Inc.
 STOCK                      secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME    Seeks to achieve total return through capital            o   UBS Global Asset Management
                            appreciation with income as a secondary consideration.       (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK      Seeks to achieve capital growth and income.              o   Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE    Seeks to achieve long-term capital growth.               o   Wells Capital Management, Inc.
 OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC. - CLASS II                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP MID CAP The fund seeks long-term capital growth. Income is a     o   American Century Investment Manage-
 VALUE FUND                 secondary objective.                                         ment, Inc.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS -
SERVICE CLASS 2                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP             Seeks long-term capital appreciation.                    o   Fidelity Management & Research Company
 CONTRAFUND(R) PORTFOLIO                                                                 (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP GROWTH &    Seeks high total return through a combination of current o   Fidelity Management & Research Company
 INCOME PORTFOLIO           income and capital appreciation.                             (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID CAP     Seeks long-term growth of capital.                       o   Fidelity Management & Research Company
 PORTFOLIO                                                                                 (FMR)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST -
CLASS 2                                                                              INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME              OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS   Seeks long-term capital appreciation, with preservation  o   Franklin Advisory Services, LLC
 SECURITIES FUND            of capital as an important consideration.
------------------------------------------------------------------------------------------------------------------------------------


                                           About the Portfolios of the Trusts 24

------------------------------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST -
 CLASS 2                                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP VALUE    Seeks long-term total return.                            o   Franklin Advisory Services, LLC.
 SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME   The Fund's principal investment goal is to earn a high   o   Franklin Advisers, Inc.
 SECURITIES FUND            level of current income. Its secondary goal is long-term
                            capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES    The Fund's principal investment goal is capital          o   Franklin Mutual Advisers, LLC
 FUND                       appreciation. Its secondary goal is income.
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON DEVELOPING        Seeks long-term capital appreciation.                    o   Templeton Asset Management Ltd.
 MARKETS SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL BOND       Seeks high current income, consistent with preservation  o   Franklin Advisers, Inc.
 SECURITIES FUND            of capital. Capital appreciation is a secondary
                            consideration.
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES The Fund's investment goal is long-term capital growth.  o   Templeton Global Advisors, Limited
 FUND
------------------------------------------------------------------------------------------------------------------------------------
 GOLDMAN SACHS VARIABLE
 INSURANCE TRUST -
 SERVICE SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP   Seeks long-term capital appreciation.                    o   Goldman Sachs Asset Management, L.P.
 VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
 AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE
 FUNDS) - SERIES II                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL REAL    The fund's investment objective is total return through  o   Invesco Advisers, Inc.
 ESTATE FUND                growth of capital and current income.                    o   Sub-Adviser: Invesco Asset Management
                                                                                         Limited
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL  The fund's investment objective is long-term growth of   o   Invesco Advisers, Inc.
 GROWTH FUND                capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE   The fund's investment objective is long-term growth of   o   Invesco Advisers, Inc.
 EQUITY FUND                capital.
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL CAP      The fund's investment objective is long-term growth of   o   Invesco Advisers, Inc.
 EQUITY FUND                capital.
------------------------------------------------------------------------------------------------------------------------------------
 IVY FUNDS VARIABLE INSURANCE
 PORTFOLIOS                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP ENERGY        Seeks to provide long-term capital appreciation.         o   Waddell & Reed Investment Management
                                                                                         Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID CAP       Seeks to provide growth of your investment.              o   Waddell & Reed Investment Management
 GROWTH                                                                                  Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP SMALL CAP     Seeks growth of capital.                                 o   Waddell & Reed Investment Management
 GROWTH                                                                                  Company (WRIMCO)
------------------------------------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT SERIES,
 INC. - SERVICE SHARES                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING  Seeks long-term capital appreciation.                    o   Lazard Asset Management LLC
 MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE INSURANCE
 TRUSTS -
 SERVICE CLASS                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL VALUE  The fund's investment objective is to seek capital       o   Massachusetts Financial Services Company
 PORTFOLIO                  appreciation.
------------------------------------------------------------------------------------------------------------------------------------


25 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE INSURANCE
 TRUSTS -
 SERVICE CLASS                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH     The fund's investment objective is to seek capital       o   Massachusetts Financial Services Company
 STOCK SERIES               appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST      The fund's investment objective is to seek capital       o   Massachusetts Financial Services Company
 SERIES                     appreciation.
------------------------------------------------------------------------------------------------------------------------------------
 PIMCO VARIABLE INSURANCE
 TRUST -
 ADVISOR CLASS                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
PIMCO                       Seeks maximum real return consistent with prudent        o   Pacific Investment Management Company
 COMMODITYREALRETURN(R)     investment management.                                       LLC
 STRATEGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
PIMCO REAL RETURN STRATEGY  Seeks maximum real return, consistent with preservation  o   Pacific Investment Management Company
 PORTFOLIO                  of real capital and prudent investment management.           LLC
------------------------------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN          Seeks maximum total return, consistent with preservation o   Pacific Investment Management Company
 PORTFOLIO                  of capital and prudent investment management.                LLC
------------------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY
 SERIES, INC. -
 SERVICE CLASS                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY        Seeks to provide substantial dividend income as well as  o   T. Rowe Price Associates, Inc.
 INCOME II                  long-term growth of capital through investments in the
 PORTFOLIO                  common stocks of established companies.
------------------------------------------------------------------------------------------------------------------------------------
 VAN ECK VIP TRUST -
 S CLASS                                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME             OBJECTIVE                                                AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
VAN ECK VIP GLOBAL HARD     Seeks long-term capital appreciation by investing        o   Van Eck Associates Corporation
 ASSETS FUND                primarily in "hard asset" securities. Income is a
                            secondary consideration.
------------------------------------------------------------------------------------------------------------------------------------

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT (800) 777-6510.


                                           About the Portfolios of the Trusts 26

5. About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)

--------------------------------------------------------------------------------

We offer a Market Stabilizer Option(SM) that provides a rate of return tied to the performance of the S&P 500 Price Return Index.


DEFINITIONS

CHARGE RESERVE AMOUNT - A minimum amount of policy account value in the Unloaned GIO that you are required to maintain in order to approximately cover the estimated monthly charges for the policy (including, but not limited to, the policy's monthly cost of insurance charge, the policy's monthly administrative charge, the policy's monthly mortality and expense risk charge, the MSO's monthly Variable Index Segment Account Charge and any monthly optional rider charges) during the Segment Term. The Charge Reserve Amount will be determined on each Segment Start Date as an amount projected to be sufficient to cover all of the policy's monthly deductions during the Segment Term, assuming at the time such calculation is made that no interest or investment performance is credited to or charged against the policy account and that no policy changes or additional premium payments are made. The Charge Reserve Amount will be reduced by each subsequent monthly deduction (but not to less than zero). THERE IS NO REQUIREMENT TO MAINTAIN A CHARGE RESERVE AMOUNT IF YOU ARE NOT IN A SEGMENT. Please see "Segments" later in this section for more information about the investment options from which account value could be transferred to the Unloaned GIO on a Segment Start Date (or the effective date of a requested face amount increase) in order to meet this requirement.

DOWNSIDE PROTECTION (ALSO REFERRED TO IN YOUR POLICY AS THE "SEGMENT LOSS ABSORPTION THRESHOLD RATE") - This is your protection against negative performance of the S&P 500 Price Return index for a Segment held until its Segment Maturity Date. It is currently -25%. THE DOWNSIDE PROTECTION IS SET ON THE SEGMENT START DATE AND ANY DOWNSIDE PROTECTION IN EXCESS OF -25%, WILL BE SET AT AXA EQUITABLE'S SOLE DISCRETION. However, the Downside Protection will not change during a Segment Term and at least -25% of Downside Protection will always be provided when a Segment is held until the Segment Maturity Date.

EARLY DISTRIBUTION ADJUSTMENT ("EDA," MAY ALSO BE REFERRED TO IN YOUR POLICY AS THE "MARKET VALUE ADJUSTMENT") - The EDA is an adjustment that we make to your Segment Account Value, before a Segment matures, in the event you surrender your policy, take a loan from a Segment or if we should find it necessary to make deductions for monthly charges or any other distribution from a Segment. (Such other distributions would include any distributions from the policy that we deem necessary to continue to qualify the policy as life insurance under applicable tax law, any unpaid loan interest, or any distribution in connection with the exercise of a rider available under your policy.) An EDA that is made will cause you to lose principal, through the application of a Put Option Factor, and that loss could be substantial. However, because of a pro rata refund of certain charges already paid that is included in the EDA , the net effect of the EDA will not always result in the reduction of principal. The EDA will usually result in a reduction in your Segment Account Value and your other policy values. Therefore, you should give careful consideration before taking any early loan or surrender, or allowing the value in your other investment options to fall so low that we must make any monthly deduction from a Segment. Please see "Early Distribution Adjustment" later in this section for more information.

GROWTH CAP RATE - The maximum rate of return that will be applied to a Segment Account Value. THE GROWTH CAP RATE IS SET FOR EACH SEGMENT ON THE SEGMENT START DATE. WHILE THE GROWTH CAP RATE IS SET AT THE AXA EQUITABLE'S SOLE DISCRETION, the Growth Cap Rate will not change during a Segment Term and the Growth Cap Rate will always be at least 6%.

INDEX - The S&P 500 Price Return index, which is the S&P 500 index excluding dividends. This index includes 500 leading companies in leading industries in the U.S. economy.

INDEX PERFORMANCE RATE - The Index Performance Rate measures the percentage change in the Index during a Segment Term for each Segment. If the Index is discontinued or if the calculation of the Index is substantially changed, we reserve the right to substitute an alternative index. We also reserve the right to choose an alternative index at our discretion. Please see "Change in Index" for more information.

The Index Performance Rate is calculated by ((b) divided by (a)) minus one, where:

(a) is the value of the Index at the close of business on the Segment Start Date, and

(b) is the value of the Index at the close of business on the Segment Maturity Date.

We determine the value of the Index at the close of business, which is the end of a business day. Generally, a business day is any day the New York Stock Exchange is open for trading. If the New York Stock Exchange is not open for trading or if the Index value is, for any other reason, not published on the Segment Start Date or a Segment Maturity Date, the value of the Index will be determined as of the end of the most recent preceding business day for which the Index value is published.

INDEX-LINKED RATE OF RETURN - The rate of return we apply to calculate the Index-Linked Return which is based on the Index Performance Rate adjusted to reflect the Growth Cap Rate and protection against negative performance. Therefore, if the performance of the Index is zero or positive, we will apply that performance up to the Growth Cap Rate. If the performance of the Index is negative, we will apply performance of zero unless the decline in the performance of the Index is below -25% in which case negative performance in excess of -25% will apply. Please see the chart under "Index-Linked Return" for more information.

INDEX-LINKED RETURN - The amount that is applied to the Segment Account Value on the Segment Maturity Date that is equal to that Segment's Index-Linked Rate of Return multiplied by the Segment Account Value on the Segment Maturity Date. The Index-Linked Return may be positive, negative or zero. The Indexed-Linked Return is only applied to amounts that remain in a Segment Account Value until the Segment Maturity Date. For example, a surrender of your policy before Segment maturity will eliminate any Index-Linked Return and be subject to an Early Distribution Adjustment.


27 About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)

INITIAL SEGMENT ACCOUNT - The amount initially transferred to a Segment from the MSO Holding Account on its Segment Start Date, net of:

(a) the Variable Index Benefit Charge (see "Charges" later in this section)

    and

(b) the amount, if any, that may have been transferred from the MSO Holding Account to the Unloaned GIO to cover the Charge Reserve Amount (see "Charge Reserve Amount" later in this section). Such a transfer would be made from the MSO Holding Account to cover the Charge Reserve Amount only (1) if you have given us instructions to make such a transfer or (2) in the other limited circumstances described under "Segments" later in this section.

MSO HOLDING ACCOUNT - This is a portion of the EQ/Money Market variable investment option that holds amounts designated by the policy owner for investment in the MSO prior to any transfer into the next available new Segment.

SEGMENT - The portion of your total investment in the MSO that is associated with a specific Segment Start Date. You create a new Segment each time an amount is transferred from the MSO Holding Account into a Segment Account.

SEGMENT ACCOUNT VALUE (ALSO REFERRED TO IN YOUR POLICY AS THE "SEGMENT ACCOUNT") - The amount of an Initial Segment Account subsequently reduced by any monthly deductions, policy loans and unpaid loan interest, and distributions from the policy that we deem necessary to continue to qualify the policy as life insurance under applicable tax law, which are allocated to the Segment. Any such reduction in the Segment Account Value prior to its Segment Maturity Date will result in a corresponding Early Distribution Adjustment, which will cause you to lose principal, and that loss could be substantial. The Segment Account Value is used in determining policy account values, death benefits, and the net amount at risk for monthly cost of insurance calculations of the policy and the new base policy face amount associated with a requested change in death benefit option.

For example, if you put $1,000 into the MSO Holding Account, $992.50 would go into a Segment. This amount represents the Initial Segment Account. The Segment Account Value represents the value in the Segment which gets reduced by any deductions allocated to the Segment, with corresponding EDAs, through the course of the Segment Term. The Segment Distribution Value represents what you would receive upon surrendering the policy and reflects the EDA upon surrender.


SEGMENT DISTRIBUTION VALUE (ALSO REFERRED TO IN YOUR POLICY AS THE "SEGMENT VALUE") - This is the Segment Account Value minus the Early Distribution Adjustment that would apply on a full surrender of that Segment at any time prior to the Segment Maturity Date. Segment Distribution Values will be used in determining policy value available to cover monthly deductions, proportionate surrender charges for requested face amount reductions, and other distributions; cash surrender values and maximum loan values subject to any applicable base policy surrender charge. They will also be used in determining whether any outstanding policy loan and accrued loan interest exceeds the policy account value.

SEGMENT MATURITY DATE - The date on which a Segment Term is completed and the Index-Linked Return for that Segment is applied to a Segment Account Value.

SEGMENT MATURITY VALUE - This is the Segment Account Value adjusted by the Index-Linked Return for that Segment.

SEGMENT START DATE - The Segment Start Date is the day on which a Segment is created.

SEGMENT TERM - The duration of a Segment. The Segment Term for each Segment begins on its Segment Start Date and ends on its Segment Maturity Date one year later. We are currently only offering Segment Terms of approximately one year. We may offer different durations in the future.


DESCRIPTION OF THE MARKET STABILIZER OPTION(SM)

MSO HOLDING ACCOUNT

The amount of each transfer or loan repayment you make to the MSO, and the balance of each premium payment you make to the MSO after any premium charge under your base policy has been deducted, will first be placed in the MSO Holding Account. The MSO Holding Account is a portion of the regular EQ/Money Market variable investment option that will hold amounts allocated to the MSO until the next available Segment Start Date. The MSO Holding Account has the same rate of return as the EQ/Money Market variable investment option. We currently plan on offering new Segments on a monthly basis but reserve the right to offer them less frequently or to stop offering them or to suspend offering them temporarily.

Before any account value is transferred into a Segment, you can transfer amounts from the MSO Holding Account into other investment options available under your policy at any time subject to any transfer restrictions within your policy. You can transfer into and out of the MSO Holding Account at any time up to and including the Segment Start Date provided your transfer request is received at our administrative office by such date. For example, you can transfer policy account value into the MSO Holding Account on the 3rd Friday of June, 2011. That policy account value would transfer into the Segment starting on that date, subject to the conditions mentioned earlier. You can also transfer policy account value out of the MSO Holding Account before the end of the business day on the Segment Start Date and that account value would not be swept into the Segment starting on that date. Please refer to the "How to reach us" section under "Who is AXA Equitable?" earlier in this prospectus for more information regarding contacting us and communicating your instructions. We also have specific forms that we recommend you use for electing the MSO and any MSO transactions.

On the Segment Start Date, account value in the MSO Holding Account, excluding charges and any account value transferred to cover the Charge Reserve Amount, will be transferred into a Segment if all requirements and limitations are met that are discussed under "Segments" immediately below.


SEGMENTS

Each Segment will have a Segment Start Date of the 3rd Friday of each calendar month and will have a Segment Maturity Date on the 3rd Friday of the same calendar month in the succeeding calendar year.

In order for any amount to be transferred from the MSO Holding Account into a new Segment on a Segment Start Date, all of the following conditions must be met on that date:

About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO) 28

(1) The Growth Cap Rate for that Segment must be equal to or greater than your minimum Growth Cap Rate (Please see "Growth Cap Rate" later in this section).

(2) There must be sufficient account value available within the Unloaned GIO and the variable investment options including the MSO Holding Account to cover the Charge Reserve Amount as determined by us on such date (Please see "Charge Reserve Amount" later in this section).

(3) The Growth Cap Rate must be greater than the sum of the annual interest rate we are currently crediting on the Unloaned GIO ("A"), the Variable Index Benefit Charge rate ("B"), the annualized monthly Variable Index Segment Account Charge rate ("C") and the current annualized monthly mortality and expense risk charge rate ("D"). The Growth Cap Rate must be greater than (A+B+C+D). This is to ensure that the highest possible rate of return that could be received in a Segment after these charges (B+C+D) have been considered exceeds the interest crediting rate currently being offered in the Unloaned GIO.

(4) It must not be necessary, as determined by us on that date, for us to make a distribution from the policy during the Segment Term in order for the policy to continue to qualify as life insurance under applicable tax law.

(5) The total amount allocated to your Segments under your policy on that date must be less than any limit we may have established.

If there is sufficient policy account value in the Unloaned GIO to cover the Charge Reserve Amount, then no transfers from other investment options to the Unloaned GIO will need to be made. If there is insufficient value in the Unloaned GIO to cover the Charge Reserve Amount and we do not receive instructions from you specifying the investment options from which we should transfer the account value to the Unloaned GIO to meet Charge Reserve Amount requirements at the Segment Start Date, or the transfer instructions are not possible due to insufficient funds, then the required amount will be transferred proportionately from your variable investment options including the MSO Holding Account.

If after any transfers there would be an insufficient amount in the Unloaned GIO to cover the Charge Reserve Amount or the Growth Cap Rate for the next available Segment does not qualify per your minimum Growth Cap Rate instructions and the conditions listed above, then your amount in the MSO Holding Account will remain there until we receive further instruction from you. We will mail you a notice informing you that your account value did or did not transfer from the MSO Holding Account into a Segment. These notices are mailed on or about the next business day after the applicable Segment Start Date.


SEGMENT MATURITY

Near the end of the Segment Term, we will notify you between 15 and 45 days before the Segment Maturity Date that a Segment is about to mature. At that time, you may choose to have all or a part of:

(a)  the Segment Maturity Value rolled over into the MSO Holding Account

(b) the Segment Maturity Value transferred to the variable investment options available under your policy

(c)  the Segment Maturity Value transferred to the Unloaned GIO.

If we do not receive your transfer instructions before the Segment Maturity Date, your Segment Maturity Value will automatically be rolled over into the MSO Holding Account for investment in the next available Segment, subject to the conditions listed under "Segments" above.

However, if we are not offering the MSO at that time, we will transfer the Segment Maturity Value to the investment options available under your policy per your instructions or to the EQ/Money Market investment option if no instructions are received. Please see "Right to Discontinue and Limit Amounts Allocated to the MSO" for more information. Although, under the policy, we reserve the right to apply a transfer charge up to $25 for each transfer among your investment options there will be no transfer charges for any of the transfers discussed in this section.


GROWTH CAP RATE

By allocating your account value to the MSO, you can participate in the performance of the Index up to the applicable Growth Cap Rate that we declare on the Segment Start Date.

Please note that this means you will not know the Growth Cap Rate for a new Segment until after the account value has been transferred from the MSO Holding Account into the Segment and you are not allowed to transfer the account value out of a Segment before the Segment Maturity Date. Please see "Transfers" below.

Each Segment is likely to have a different Growth Cap Rate. However, the Growth Cap Rate will never be less than 6%.

Your protection against negative performance for a Segment held until its Segment Maturity Date is currently -25% ("Downside Protection" also referred to in your policy as the "Segment Loss Absorption Threshold Rate"). We reserve the right, for new Segments, to increase your Downside Protection against negative performance. For example, if we were to adjust the Downside Protection for a Segment to -100%, the Index-Linked Rate of Return for that Segment would not go below 0%. Please note that any increase in the protection against negative performance would likely result in a lower Growth Cap Rate than would otherwise apply. We will provide notice between 15 and 45 days before any change in the Downside Protection is effective. Any change would only apply to new Segments started after the effective date of the change, which (coupled with the 15-45 day notice we will give) will afford you the opportunity to decline to participate in any Segment that reflects a change in the Downside Protection.

THE GROWTH CAP RATE AND DOWNSIDE PROTECTION ARE SET AT THE COMPANY'S SOLE DISCRETION. However, the Growth Cap Rate can never be less than 6% and we may only increase your Downside Protection from the current -25%.

As part of your initial instructions in selecting the MSO, you will specify what your minimum acceptable Growth Cap Rate is for a Segment. You may specify a minimum Growth Cap Rate from 6% to 10%. If the Growth Cap Rate we set, on the Segment Start Date, is below the minimum you specified then the account value will not be transferred from the MSO Holding Account into that Segment. If you do not specify a minimum Growth Cap Rate then your minimum Growth Cap Rate will be set at 6%. In addition, for account value to transfer into a Segment from the MSO Holding Account, the Growth Cap Rate must be greater than the sum of the annual interest rate we are currently crediting on the Unloaned GIO ("A"), the Variable Index Benefit


29 About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)

Charge rate ("B"), the annualized monthly Variable Index Segment Account Charge rate ("C") and the current annualized monthly mortality and expense risk charge rate ("D"). The Growth Cap Rate must be greater than (A+B+C+D).

For example, assume that the annual interest rate we are currently crediting on the Unloaned GIO were 4%, the Variable Index Benefit Charge rate were 0.75%, the annualized monthly Variable Index Segment Account charge rate were 0.65% and the annualized monthly mortality and expense risk charge rate were 0.85%. Based on those assumptions (which we provide only for illustrative purposes and will not necessarily correspond to actual rates), because these numbers total 6.25%, no amounts would be transferred into any Segment unless we declare a Growth Cap Rate that is higher than 6.25%. Please see "Index-Linked Return" later in this section for more information.

As another example, you may specify a minimum Growth Cap Rate of 8%. If we set the Growth Cap Rate at 8% or higher for a Segment then a transfer from the MSO Holding Account will be made into that new Segment provided all other requirements and conditions discussed in this section are met. If we set the Growth Cap Rate below 8% then no transfer from the MSO Holding Account will be made into that Segment. No transfer will be made until a Segment Growth Cap Rate equal to or greater than 8% is set and all requirements are met or you transfer account value out of the MSO Holding Account.


GROWTH CAP RATE AVAILABLE DURING INITIAL POLICY YEAR

If you allocate policy account value to any Segment that commences during your first policy year, our current practice is to establish a Growth Cap Rate that is at least 15%.

We may terminate or change this 15% initial year minimum Growth Cap Rate at any time; but any such change or termination would apply to you only if your policy is issued, after such modification or termination.

After this initial year 15% minimum Growth Cap Rate, the minimum Growth Cap Rate will revert back to 6%.


INDEX-LINKED RETURN

We calculate the Index-Linked Return for a Segment by taking the Index-Linked Rate of Return and multiplying it by the Segment Account Value on the Segment Maturity Date. The Segment Account Value is net of the Variable Index Benefit Charge described below as well as any monthly deductions, policy loans and unpaid interest, distributions from the policy that we deem necessary to continue to qualify the policy as life insurance under applicable tax law and any corresponding Early Distribution Adjustments. The Segment Account Value does not include the Charge Reserve Amount described later in this section.

--------------------------------------------------------------------------------
 IF THE INDEX:                YOUR INDEX-LINKED RATE OF RETURN WILL BE:
--------------------------------------------------------------------------------
goes up by more than the      equal to the Growth Cap Rate
Growth Cap Rate

goes up less than or equal    equal to the Index Performance Rate
to the Growth Cap Rate

stays flat or goes down 25%   equal to 0%
or less

goes down by more than        negative but will not reflect the first
25%                           25% of downside performance
--------------------------------------------------------------------------------

For instance, we may set the Growth Cap Rate at 15%. Therefore, if the Index has gone up 20% over your Segment Term, you will receive a 15% credit to your Segment Account Value on the Segment Maturity Date. If the Index had gone up by 13% from your Segment Start Date to your Segment Maturity Date then you would receive a credit of 13% to your Segment Account Value on the Segment Maturity Date.

If the Index had gone down 20% over the Segment Term then you would receive a return of 0% to your Segment Account Value on the Segment Maturity Date.

If the Index had gone down by 30% by your Segment Maturity Date then your Segment Account Value would be reduced by 5% on the Segment Maturity Date. The Downside Protection feature of the MSO will absorb the negative performance of the Index up to -25%.

The minimum Growth Cap Rate is 6%. However, account value will only transfer into a new Segment from the MSO Holding Account if the Growth Cap Rate is equal to or greater than your specified minimum Growth Cap Rate and meets the conditions discussed earlier in the "Growth Cap Rate" section.

In those instances where the account value in the MSO Holding Account does not transfer into a new Segment, the account value will remain in the MSO Holding Account until the next available, qualifying Segment unless you transfer the account value into the Unloaned GIO and/or other investment option available under your policy subject to any conditions and restrictions.

For instance, if we declare the Growth Cap Rate to be 6% and your specified minimum Growth Cap Rate is 6% but we are currently crediting an annual interest rate on the Unloaned GIO that is greater than or equal to 6% minus the sum of the charges (B+C+D) discussed in the Growth Cap Rate section then your account value will remain in the MSO Holding Account on the date the new Segment would have started.

As indicated above, you must transfer account value out of the MSO Holding Account into the Unloaned GIO and/or other investment options available under your policy if you do not want to remain in the MSO Holding Account.

If we declare the Growth Cap Rate to be 6% and your specified minimum Growth Cap Rate is 6% and if the sum of the charges (B+C+D) discussed in the "Growth Cap Rate" section plus the annual interest rate on the Unloaned GIO are less than 6% and all requirements are met then the net amount of the account value in the MSO Holding Account will transfer into a new Segment.

If you specified a minimum Growth Cap Rate of 10% in the above examples then account value would not transfer into a new Segment from the MSO Holding Account because the Growth Cap Rate did not meet your specified minimum Growth Cap Rate.

The Index-Linked Return is only applied to amounts that remain in a Segment until the Segment Maturity Date. For example, a surrender of your policy before Segment maturity will eliminate any Index-Linked Return and be subject to a Early Distribution Adjustment.


CHANGE IN INDEX

If the Index is discontinued or if the calculation of the Index is substantially changed, we reserve the right to substitute an alternative index. We also reserve the right to choose an alternative index at our discretion.


About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO) 30

If we were to substitute an alternative index at our discretion, we would provide notice 45 days before making that change. The new index would only apply to new Segments. Any outstanding Segments would mature on their original Segment Maturity Dates.

With an alternative index, the Downside Protection would remain the same or greater. However, an alternative index may reduce the Growth Cap Rates we can offer. We would attempt to choose a substitute index that has a similar investment objective and risk profile to the S&P 500 Price Return index.

If the S&P 500 Price Return index were to be discontinued or substantially changed, thereby affecting the Index-Linked Return of existing Segments, we will mature the Segments based on the most recently available closing value of the Index before it is discontinued or changed. Such maturity will be as of the date of such most recently available closing value of the Index and we will use that closing value to calculate the Index-linked Return through that date. We would apply the full Index performance to that date subject to the full Growth Cap Rate and Downside Protection. For example, if the Index was up 12% at the time we matured the Segment and the Growth Cap Rate was 8%, we would credit an 8% return to your Segment Account Value. If the Index was down 30% at the time we matured the Segment, we would credit a 5% negative return to your Segment Account Value. We would provide notice about maturing the Segment, as soon as practicable and ask for instructions on where to transfer your Segment Maturity Value.

If we are still offering Segments at that time, you can request that the Segment Maturity Value be invested in a new Segment, in which case we will hold the Segment Maturity Value in the MSO Holding Account for investment in the next available Segment subject to the same terms and conditions discussed above under MSO Holding Account and Segments.

In the case of any of the types of early maturities discussed above, there would be no transfer charges or EDA applied and you can allocate the Segment Maturity Value to the investment options available under your policy. Please see "Segment Maturity" earlier in this section for more information. If we continued offering new Segments, then such a change in the Index may cause lower Growth Cap Rates to be offered. However, we would still provide a minimum Growth Cap Rate of 6% and minimum Downside Protection of -25%. We also reserve the right to not offer new Segments. Please see "Right to Discontinue and Limit Amounts Allocated to the MSO" later in this section.


CHARGES

There is a current percentage charge of 1.40% of any policy account value allocated to each Segment. We reserve the right to increase or decrease the charge although it will never exceed 2.40%. Of this percentage charge, 0.75% will be deducted on the Segment Start Date from the amount being transferred from the MSO Holding Account into the Segment as an up-front charge ("Variable Index Benefit Charge"), with the remaining 0.65% annual charge (of the current Segment Account Value) being deducted from the policy account on a monthly basis during the Segment Term ("Variable Index Segment Account Charge").

--------------------------------------------------------------------------------
                                          CURRENT NON-      GUARANTEED
           MSO CHARGES                     GUARANTEED         MAXIMUM
--------------------------------------------------------------------------------
Variable Index Benefit Charge                0.75%             0.75%
Variable Index Segment Account Charge        0.65%             1.65%
--------------------------------------------------------------------------------
Total                                        1.40%             2.40%
--------------------------------------------------------------------------------

This fee table applies specifically to the MSO and should be read in conjunction with the "Tables of the policy charges" under "Risk/ benefit summary: charges and expenses you will pay" earlier in this prospectus and also see "Loans" later in this section for information regarding the "spread" you would pay on any policy loan.

The base policy's mortality and expense risk charge and current non-guaranteed Customer Loyalty Credit will also be applicable to a Segment Account Value or any amounts held in the MSO Holding Account. The mortality and expense risk charge is part of the policy monthly charges. Please see "How we deduct policy monthly charges during a Segment Term" for more information. The Customer Loyalty Credit offsets some of the monthly charges.

If a Segment is terminated prior to maturity by policy surrender, or reduced prior to maturity by monthly deductions (if other funds are insufficient) or by loans or a Guideline Premium Force-out as described below, we will refund a proportionate amount of the Variable Index Benefit Charge corresponding to the surrender or reduction and the time remaining until Segment Maturity. The refund will be administered as part of the Early Distribution Adjustment process as described above. This refund will increase your surrender value or remaining Segment Account Value, as appropriate. Please see Appendix II later in this prospectus for an example and further information.


CHARGE RESERVE AMOUNT

If you elect the Market Stabilizer Option(SM), you are required to maintain a minimum amount of policy account value in the Unloaned GIO to approximately cover the estimated monthly charges for the policy, (including, but not limited to, the MSO and any optional riders) for the Segment Term. This is the Charge Reserve Amount.

The Charge Reserve Amount will be determined on each Segment Start Date as an amount projected to be sufficient to cover all of the policy's monthly deductions during the Segment Term, assuming at the time such calculation is made that no interest or investment performance is credited to or charged against the policy account and that no policy changes or additional premium payments are made. The Charge Reserve Amount on other than a Segment Start Date (or the effective date of a requested face amount increase - please see "Requested Face Amount Increases" below for more information) will be the Charge Reserve Amount determined as of the latest Segment Start Date (or effective date of a face amount increase) reduced by each subsequent monthly deduction during the longest remaining Segment Term, although it will never be less than zero. This means, for example, that if you are in a Segment (Segment
A) and then enter another Segment (Segment B) 6 months later, the Charge Reserve Amount would be re-calculated on the start date of Segment B. The Charge Reserve Amount would be re-calculated to cover all of the policy's monthly deductions during the Segment Terms for both Segments A and B.

When you select the MSO, as part of your initial instructions, you will be asked to specify the investment options from which we should transfer the account value to the Unloaned GIO to meet Charge Reserve Amount requirements, if necessary. No transfer restrictions apply to amounts that you wish to transfer into the Unloaned GIO to meet the Charge Reserve Amount requirement. If your values in the


31 About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)
variable investment options including the MSO Holding Account and the unloaned portion of our GIO are insufficient to cover the Charge Reserve Amount, no new Segment will be established. Please see "Segments" above for more information regarding the Charge Reserve Amount and how amounts may be transferred to meet this requirement.

Please note that the Charge Reserve Amount may not be sufficient to cover actual monthly deductions during the Segment Term. Although the Charge Reserve Amount will be re-calculated on each Segment Start Date, and the amount already present in the Unloaned GIO will be supplemented through transfers from your value in the variable investment options including the MSO Holding Account, if necessary to meet this requirement, actual monthly deductions could vary up or down during the Segment Term due to various factors including but not limited to requested policy changes, additional premium payments, investment performance, loans, policy partial withdrawals from other investment options besides the MSO, and any changes we might make to current policy charges.


HOW WE DEDUCT POLICY MONTHLY CHARGES DURING A SEGMENT TERM

Under your base variable life insurance policy, monthly deductions are allocated to the variable investment options and the Unloaned GIO according to deduction allocation percentages specified by you or based on a proportionate allocation should any of the individual investment option values be insufficient.

However, if the Market Stabilizer Option is elected, on the Segment Start Date, deduction allocation percentages will be changed so that 100% of monthly deductions will be taken from the Charge Reserve Amount and then any remaining value in the Unloaned GIO, if the Charge Reserve Amount is depleted, during the Segment Term. In addition, if the value in the Unloaned GIO is ever insufficient to cover monthly deductions during the Segment Term, the base policy's proportionate allocation procedure will be modified as follows:

1. The first step will be to take the remaining portion of the deductions proportionately from the values in the variable investment options, including any value in the MSO Holding Account but excluding any Segment Account Values.

2. If the Unloaned GIO and variable investment options, including any value in the MSO Holding Account, are insufficient to cover deductions in their entirety, the remaining amount will be allocated to the individual Segments proportionately, based on the current Segment Distribution Values.

3. Any portion of a monthly deduction allocated to an individual Segment will generate a corresponding Early Distribution Adjustment of the Segment Account Value.

The effect of those procedures is that account value will be taken out of a Segment to pay a monthly deduction (and an EDA therefore applied) only if there is no remaining account value in any other investment options, as listed in 1. and 2. above.

In addition, your policy will lapse if your net policy account value is not enough to pay your policy's monthly charges when due (unless one of the available guarantees against termination is applicable). If you have amounts allocated to MSO Segments, the Segment Distribution Value will be used in place of the Segment Account Value in calculating the net policy account value.

These modifications will apply during any period in which a Segment exists and has not yet reached its Segment Maturity Date.

EARLY DISTRIBUTION ADJUSTMENT

Overview

Before a Segment matures, if you surrender your policy, take a loan from a Segment or if we should find it necessary to make deductions for monthly charges or other distributions from a Segment, we will apply an Early Distribution Adjustment.

The application of the EDA is based on your agreement (under the terms of the MSO) to be exposed to the risk that, at the Segment Maturity Date, the Index will have fallen by more than 25%. The EDA uses what we refer to as a Put Option Factor to estimate the market value, at the time of an early distribution, of the risk that you would suffer a loss if your Segment were continued (without taking the early distribution) until its Segment Maturity Date. By charging you with a deduction equal to that estimated value, the EDA provides a treatment for an early distribution that is designed to be consistent with how distributions at the end of a Segment are treated when the Index has declined over the course of that Segment.

In the event of an early distribution, even if the Index has experienced positive performance since the Segment Start Date, the EDA will cause you to lose principal through the application of the Put Option Factor and that loss may be substantial. That is because there is always some risk that the Index would have declined by the Segment Maturity Date such that you would suffer a loss if the Segment were continued (without taking any early distribution) until that time. However, the other component of the EDA is the proportionate refund of the Variable Index Benefit Charge (discussed below under "Important Considerations") which is a positive adjustment to you. As a result, the overall impact of the EDA is to reduce your Segment Account Value and your other policy values except in the limited circumstances where the proportionate refund is greater than your loss from the Put Option Factor.

We determine the EDA and the Put Option Factor by formulas that are described below under "Additional Detail ."

Important Considerations

When any surrender, loan, charge deduction or other distribution is made from a Segment before its Segment Maturity Date:

1. YOU WILL FORFEIT ANY POSITIVE INDEX PERFORMANCE WITH RESPECT TO THESE AMOUNTS. INSTEAD, ANY OF THESE PRE-SEGMENT MATURITY DATE DISTRIBUTIONS WILL CAUSE AN EDA TO BE APPLIED THAT WILL USUALLY RESULT IN A REDUCTION IN YOUR VALUES. THEREFORE, YOU SHOULD GIVE CAREFUL CONSIDERATION BEFORE TAKING ANY SUCH EARLY LOAN OR SURRENDER, OR ALLOWING THE VALUE IN YOUR OTHER INVESTMENT OPTIONS TO FALL SO LOW THAT WE MUST MAKE ANY MONTHLY DEDUCTION FROM A SEGMENT; AND

2.   The EDA will be applied, which means that:

     a. If the Index has fallen more than 25% since the Segment Start Date, the EDA would generally have the effect of charging you for (i) the full amount of that loss below 25%, plus (ii) an additional amount for the risk that the Index might decline further by the Segment Maturity Date. (Please see example III in Appendix II for further information.)

     b. If the Index has fallen since the Segment Start Date, but by less than 25%, the EDA would charge you for the risk that, by the Segment Maturity Date, the index might have declined further to a point more than 25% below what it was at the


About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO) 32

           Segment Start Date. (Please see example I in Appendix II for further information.) This charge would generally be less than the amount by which the Index had fallen from the Segment Start Date through the date we apply the EDA. It also would generally be less than it would be under the circumstances in 2a. above.

     c. If the Index has risen since the Segment Start Date, the EDA would not credit you with any of such favorable investment performance. Instead, the EDA would charge you for the risk that, by the Segment Maturity Date, the index might have declined to a point more than 25% below what it was at the Segment Start Date. (Please see examples II and IV in Appendix II for further information.) This charge would generally be less than it would be under the circumstances in 2a. and 2b. above.

In addition to the consequences discussed in 2. above, the EDA also has the effect of pro rating the Variable Index Benefit Charge. As discussed further below, this means that you in effect would receive a proportionate refund of this charge for the portion of the Segment Term that follows the early surrender, loan, policy distribution, or charge deduction that caused us to apply the EDA. In limited circumstances, this refund may cause the total EDA to be positive.

For the reasons discussed above, the Early Distribution Adjustment to the Segment Account Value will usually reduce the amount you would receive when you surrender your policy prior to a Segment Maturity Date. For loans and charge deductions, the Early Distribution Adjustment would usually further reduce the account value remaining in the Segment Account Value and therefore decrease the Segment Maturity Value.

Additional Detail

For purposes of determining the Segment Distribution Value prior to a Segment Maturity Date, the EDA is:

(a)  the Put Option Factor multiplied by the Segment Account Value

                              -minus-

(b) a pro-rata portion of the 0.75% Variable Index Benefit Charge attributable to the Segment Account Value. (Please see "Charges" earlier in this section for an explanation of this charge.)

The Put Option Factor multiplied by the Segment Account Value represents, at any time during the Segment Term, the estimated market value of your potential exposure to negative S&P 500 Price Return index performance that is worse than -25%. The Put Option Factor, on any date, represents the estimated value on that date of a hypothetical "put option" (as described below) on the Index having a notional value equal to $1 and strike price at Segment Maturity equal to $0.75 ($1 plus the Downside Protection which is currently -25%). The strike price of the option ($0.75) is the difference between a 100% loss in the S&P 500 Price Return index at Segment Maturity and the 25% loss at Segment Maturity that would be absorbed by the Downside Protection feature of the MSO (please see "Growth Cap Rate" earlier in this section for an explanation of the Downside Protection.) In a put option on an index, the seller will pay the buyer, at the maturity of the option, the difference between the strike price - which was set at issue - and the underlying index closing price, in the event that the closing price is below the strike price. Prior to the maturity of the put option, its value generally will have an inverse relationship with the index. The notional value can be described as the price of the underlying index at inception of the contract. Using a notional value of $1 facilitates computation of the percentage change in the Index and the put option factor.

AXA Equitable will utilize a fair market value methodology to determine the Put Option Factor.

For this purpose, we use the Black Scholes formula for valuing a European put option on the S&P 500 Price Return index, assuming a continuous dividend yield, with inputs that are consistent with current market prices.

The inputs to the Black Scholes Model include:

(1) Implied Volatility of the Index - This input varies with (i) how much time remains until the Maturity Date of the Segment from which an early distribution is being made, which is determined by using an expiration date for the hypothetical put option that corresponds to that time remaining and
     (ii) the relationship between the strike price of the hypothetical put option and the level of the S&P 500 Price Return index at the time of the early distribution. This relationship is referred to as the "moneyness" of the hypothetical put option described above, and is calculated as the ratio of the $0.75 strike price of that hypothetical put option to what the level of the S&P 500 Price Return index would be at the time of the early distribution if the Index had been $1 at the beginning of the Segment. Direct market data for these inputs for any given early distribution are generally not available, because put options on the Index that actually trade in the market have specific maturity dates and moneyness values that are unlikely to correspond precisely to the Maturity Date and moneyness of the hypothetical put option that we use for purposes of calculating the EDA.

     Accordingly, we use the following method to estimate the implied volatility of the index. We receive daily quotes of implied volatility from banks using the same Black Scholes model described above and based on the market prices for certain S&P 500 Price Return put options. Specifically, implied volatility quotes are obtained for put options with the closest maturities above and below the actual time remaining in the Segment at the time of the early distribution and, for each maturity, for those put options having the closest moneyness value above and below the actual moneyness of the hypothetical put option described above, given the level of the S&P 500 Price Return index at the time of the early distribution. In calculating the Put Option Factor, we will derive a volatility input for your Segment's time to maturity and strike price by linearly interpolating between the implied volatility quotes that are based on the actual adjacent maturities and moneyness values described above, as follows:

     (a) We first determine the implied volatility of a put option that has the same moneyness as the hypothetical put option but with the closest available time to maturity shorter than your Segment's remaining time to maturity. This volatility is derived by linearly interpolating between the implied volatilities of put options having the times to maturity that are above and below the moneyness value of the hypothetical put option.

     (b) We then determine the implied volatility of a put option that has the same moneyness as the hypothetical put option but with the closest available time to maturity longer than your Segment's remaining time to maturity. This volatility is


33 About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)
          derived by linearly interpolating between the implied volatilities of put options having the times to maturity that are above and below the moneyness value of the hypothetical put option.

     (c) The volatility input for your Segment's time to maturity will then be determined by linearly interpolating between the volatilities derived in steps (a) and (b).

(2) LIBOR Rate - Key duration LIBOR rates will be retrieved from a recognized financial reporting vendor. LIBOR rates will be retrieved for maturities adjacent to the actual time remaining in the Segment at the time of the early distribution. We will use linear interpolation to derive the exact remaining duration rate needed as the input.

(3) Index Dividend Yield - On a daily basis we will get the projected annual dividend yield across the entire Index. This value is a widely used assumption and is readily available from recognized financial reporting vendors.

In general, the Put Option Factor has an inverse relationship with the S&P 500 Price Return index. In addition to the factors discussed above, the Put Option Factor is also influenced by time to Segment Maturity. We determine Put Option Factors at the end of each business day. Generally, a business day is any day the New York Stock Exchange is open for trading. If any inputs to the Black Scholes formula are unavailable on a business day, we would use the value of the input from the most recent preceding business day. The Put Option Factor that applies to a transaction or valuation made on a business day will be the Factor for that day. The Put Option Factor that applies to a transaction or valuation made on a non-business day will be the Factor for the next business day.

Appendix II at the end of this prospectus provides examples of how the Early Distribution Adjustment is calculated.


TRANSFERS

There is no charge to transfer into and out of the MSO Holding Account and you can make a transfer at any time to or from the investment options available under your policy subject to any transfer restrictions within your policy. Any restrictions applicable to transfers between the MSO Holding Account and such investment options would be the same transfer restrictions applicable to transfers between the investment options available under your policy. However, once policy account value has been swept from the MSO Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date will not be permitted. Please note that while a Segment is in effect, before the Segment Maturity Date, the amount available for transfers from the Unloaned GIO will be limited to avoid reducing the Unloaned GIO below the remaining Charge Reserve Amount.

Thus the amount available for transfers from the Unloaned GIO will not be greater than any excess of the Unloaned GIO over the remaining Charge Reserve Amount.


WITHDRAWALS

Once policy account value has been swept from the MSO Holding Account into a Segment, you will not be allowed to withdraw the account value out of a Segment before the Segment Maturity Date unless you surrender your policy. You may also take a loan; please see "Loans" later in this section for more information. Any account value taken out of a Segment before the Segment Maturity Date will generate an Early Distribution Adjustment. Please note that while a Segment is in effect, before the Segment Maturity Date, the amount available for withdrawals from the Unloaned GIO will be limited to avoid reducing the Unloaned GIO below the Charge Reserve Amount. Thus, if there is any policy account value in a Segment, the amount which would otherwise be available to you for a partial withdrawal of net cash surrender value will be reduced, by the amount (if any) by which the sum of your Segment Distribution Values and the Charge Reserve Amount exceeds the policy surrender charge.

If the policy owner does not indicate or if we cannot allocate the withdrawal as requested due to insufficient funds, we will allocate the withdrawal proportionately from your values in the Unloaned GIO (excluding the Charge Reserve Amount) and your values in the variable investment options including the MSO Holding Account.


CASH SURRENDER VALUE, NET CASH SURRENDER VALUE AND LOAN VALUE

If you have amounts allocated to MSO Segments, the Segment Distribution Values will be used in place of the Segment Account Values in calculating the amount of any cash surrender value, net cash surrender value and maximum amount available for loans. This means an EDA would apply to those amounts. Please see Appendix II for more information.


GUIDELINE PREMIUM FORCE-OUTS

For policies that use the Guideline Premium Test, a new Segment will not be established or created if we determine, when we process your election, that a distribution from the policy will be required to maintain its qualification as life insurance under federal tax law at any time during the Segment Term.

However, during a Segment Term if a distribution becomes necessary under the force-out rules of Section 7702 of the Internal Revenue Code, it will be deducted proportionately from the values in the Unloaned GIO (excluding the Charge Reserve Amount) and in any variable investment option, including any value in the MSO Holding Account but excluding any Segment Account Values.

If the Unloaned GIO (excluding the Charge Reserve Amount) and variable investment options, including any value in the MSO Holding Account, are insufficient to cover the force-out in its entirety, any remaining amount required to be forced out will be taken from the individual Segments proportionately, based on the current Segment Distribution Values.

ANY PORTION OF A FORCE-OUT DISTRIBUTION TAKEN FROM AN INDIVIDUAL SEGMENT WILL GENERATE A CORRESPONDING EARLY DISTRIBUTION ADJUSTMENT OF THE SEGMENT ACCOUNT VALUE.

If the Unloaned GIO (excluding the remaining Charge Reserve Amount), together with the variable investment options including any value in the MSO Holding Account, and the Segment Distribution Values, is still insufficient to cover the force-out in its entirety, the remaining amount of the force-out will be allocated to the Unloaned GIO and reduce or eliminate any remaining Charge Reserve Amount under the Unloaned GIO.


LOANS

You may specify how your loan is to be allocated among the MSO, the variable investment options and the Unloaned GIO. Any portion of a requested loan allocated to the MSO will be redeemed from the


About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO) 34
individual Segments and the MSO Holding Account proportionately, based on the value of the MSO Holding Account and the current Segment Distribution Values of each Segment. Any portion allocated to an individual Segment will generate a corresponding Early Distribution Adjustment of the Segment Account Value and be subject to a higher guaranteed maximum loan spread (2% for policies with a contract state of New York and Oregon and 5% for other policies).

If you do not specify or if we cannot allocate the loan according to your specifications, we will allocate the loan proportionately from your values in the Unloaned GIO (excluding the Charge Reserve Amount) and your values in the variable investment options including the MSO Holding Account.

If the Unloaned GIO (excluding the remaining amount of the Charge Reserve Amount), together with the variable investment options including any value in the MSO Holding Account, are insufficient to cover the loan in its entirety, the remaining amount of the loan will be allocated to the individual Segments proportionately, based on current Segment Distribution Values.

ANY PORTION OF A LOAN ALLOCATED TO AN INDIVIDUAL SEGMENT WILL GENERATE A CORRESPONDING EARLY DISTRIBUTION ADJUSTMENT OF THE SEGMENT ACCOUNT VALUE AND BE SUBJECT TO A HIGHER GUARANTEED MAXIMUM LOAN SPREAD.

If the Unloaned GIO (excluding the remaining amount of the Charge Reserve Amount), together with the variable investment options including any value in the MSO Holding Account and the Segment Distribution Values, are still insufficient to cover the loan in its entirety, the remaining amount of the loan will be allocated to the Unloaned GIO and will reduce or eliminate the remaining Charge Reserve Amount.

Loan interest is due on each policy anniversary. If the interest is not paid when due, it will be added to your outstanding loan and allocated on the same basis as monthly deductions. See "How we deduct policy monthly charges during a Segment Term."

Whether or not any Segment is in effect and has not yet reached its Segment Maturity Date, loan repayments will first reduce any loaned amounts that are subject to the higher maximum loan interest spread. Loan repayments will first be used to restore any amounts that, before being designated as loan collateral, had been in the Unloaned GIO. Any portion of an additional loan repayment allocated to the MSO at the policy owner's direction (or according to premium allocation percentages) will be transferred to the MSO Holding Account to await the next available Segment Start Date and will be subject to the same conditions described earlier in this section.

Please see "Borrowing from your policy" under "Accessing your money" later in this prospectus for information regarding additional policy loan provisions.


PAID UP DEATH BENEFIT GUARANTEE AND THE NO LAPSE GUARANTEES

Please note that the MSO is not available while the paid up death benefit guarantee is in effect. The MSO is also not available if you elect the Enhanced No Lapse Guarantee Rider.


REQUESTED FACE AMOUNT INCREASES

Please also see "You can increase or decrease your insurance coverage" under Risks/benefits summary: Policy features, benefits and risks earlier in this prospectus for conditions that will also apply for a requested face amount increase.

If you wish to make a face amount increase during a Segment Term, the MSO requires that a minimum amount of policy account value be available to be transferred into the Unloaned GIO (if not already present in the Unloaned GIO), and that the balance after deduction of monthly charges remain there during the longest remaining Segment Term subject to any loans as described above. This minimum amount will be any amount necessary to supplement the existing Charge Reserve Amount so as to be projected to be sufficient to cover all monthly deductions during the longest remaining Segment Term. Such amount will be determined assuming at the time such calculation is made that no interest or investment performance is credited to or charged against the policy account value, and that no further policy changes or additional premium payments are made.

Any necessary transfers to supplement the amount already present in the Unloaned GIO in order to meet this minimum requirement will take effect on the effective date of the face amount increase. There will be no charge for this transfer. Any transfer from the variable investment options including the MSO Holding Account will be made in accordance with your directions. Your transfer instructions will be requested as part of the process for requesting the face amount increase. If the requested allocation is not possible due to insufficient funds, the required amount will be transferred proportionately from the variable investment options, as well as the MSO Holding Account. If such transfers are not possible due to insufficient funds, your requested face amount increase will be declined.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

Please also see "Your right to cancel within a certain number of days" under "More information about policy features and benefits" later in this prospectus for more information regarding your right to cancel your policy within a certain number of days. However, the provisions in that section that address when amounts will be allocated to the investment options do not apply to amounts allocated to the MSO.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days, we will initially put all amounts which you have allocated to the MSO into our EQ/Money Market investment option. In this case, on the first business day following the later of the twentieth day after your policy is issued or the Investment Start Date (30th day in most states if your policy is issued as the result of a replacement, 60th day in NY), we will re-allocate those amounts to the MSO Holding Account where they will remain until the next available Segment Start Date, at which time such amounts will be transferred to a new Segment of the MSO subject to meeting the conditions described in this section. However, if we have not received all necessary requirements for your policy as of the day your policy is issued, we will re-allocate those amounts to the MSO Holding Account on the 20th day (longer if your policy is issued as the result of a replacement) following the date we receive all necessary requirements to put your policy in force at our Administrative Office. Your financial professional can provide further information on what requirements may apply to your policy.

In all other states, any amounts allocated to the MSO will first be allocated to the MSO Holding Account where they will remain for 20 days (unless the policy is issued as the result of a replacement, in which case amounts in the MSO Holding Account will remain there for 30 days (45 days in PA)). Thereafter, such amounts will be transferred to a new Segment of the MSO on the next available Segment Start Date, subject to meeting the conditions described in this prospectus.


35 About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)

RIGHT TO DISCONTINUE AND LIMIT AMOUNTS ALLOCATED TO THE MSO

We reserve the right to restrict or terminate future allocations to the MSO at any time. If this right were ever to be exercised by us, all Segments outstanding as of the effective date of the restriction would be guaranteed to continue uninterrupted until the Segment Maturity Date. As each such Segment matured, the balance would be reallocated to the Unloaned GIO and/or variable investment options per your instructions, or to the EQ/Money Market investment option if no instructions are received. We may also temporarily suspend offering Segments at any time and for any reason including emergency conditions as determined by the Securities and Exchange Commission. We also reserve the right to establish a maximum amount for any single policy that can be allocated to the MSO.


About the Market Stabilizer Option(SM) (applicable only if allocating amounts to the MSO)  36

6. Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your "policy account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your Segment Account Value(s) as described in "About the Market Stabilizer Option(SM)" earlier in this prospectus, (iii) your amounts in our guaranteed interest option (other than in (iv)), and (iv) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i), (ii) and (iii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a Living Benefits Rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (iii) and (iv) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium (after deduction of any premium charge), loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and the Segment Account Values of the MSO, and deducted monthly from your policy account based on your deduction allocations unless the Enhanced No Lapse Guarantee Rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit under the Living Benefits Rider" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

If the Enhanced No Lapse Guarantee Rider was elected at issue and is in effect, we will not allow any amount of the policy account value to be transferred or allocated to the guaranteed interest option. In addition, if you elect the paid up death benefit guarantee, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option.

YOUR POLICY'S VALUE IN THE MARKET STABILIZER OPTION(SM). Your policy account value that has been allocated to any Segment of the MSO will not fluctuate daily with investment performance. Each Segment has a Segment Account that is used in the calculation of your policy account values and represents the amount to which the Index-Linked Rate of Return will be applied to on a Segment Maturity Date to determine the Index Linked-Return. The Index-Linked Rate of Return, not to exceed the applicable Growth Cap Rate, is not applied to any Segment Account prior to its Segment Maturity Date. Only the amount in a Segment Account is subject to the "downside protection" on the Segment Maturity Date. Please see "About the Market Stabilizer Option(SM)" earlier in this prospectus for more detailed information.


37  Determining your policy's value

7. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option. However, certain restrictions may apply.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another and there are no restrictions on transfers into the guaranteed interest option, except as noted in the "Restrictions on transfering into the guaranteed interest option" section below. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the Enhanced No Lapse Guarantee Rider or the paid up death benefit guarantee is in effect. For more information, see "Paid up death benefit guarantee" and the "Enhanced No Lapse Guarantee Rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options and the Segments in the MSO to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greatest of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.

RESTRICTIONS ON TRANSFERS INTO THE GUARANTEED INTEREST OPTION. After the first two policy years and if the attained age of the insured is less than 65, we may limit transfers you can make into the unloaned GIO if the current (non-guaranteed) interest crediting rate on the unloaned GIO is equal to the guaranteed minimum interest crediting rate of 2% (annual rate). In this instance, the maximum amount that my be transferred from the variable investment options to the unloaned GIO in a policy year is the greater of: (a) $500 and (b) 25% of the total amount in the variable investment options at the beginning of the policy year. If this amount is exceeded in any policy year during which the transfer limit become effective, additional transfers into the unloaned GIO will not be permitted during that policy year while the limit remains in effect.

Additionally, when the paid up death benefit guarantee is exercised, if the Enhanced No-Lapse Rider is in effect or if there are any Segments of the MSO in effect, restrictions and/or limitations may apply on transfers into the guarantee interest option. For more information, please see "About the Market Stabilizer Option(SM)" earlier in this prospectus and "More information about policy features and benefits" later in this prospectus.

TRANSFERS UNDER THE MARKET STABILIZER OPTION(SM) Although, under the policy, we reserve the right to apply a transfer charge up to $25 for each transfer among your investment options, there is no charge to transfer into and out of the MSO Holding Account and you can make a transfer at any time to or from the investment options available under your policy subject to any transfer restrictions within your policy. Any restrictions applicable to transfers between the MSO Holding Account and such investment options would be the same transfer restrictions applicable to transfers between the investment options available under your policy. However, once policy account value has been swept from the MSO Holding Account into a Segment, transfers into or out of that Segment before its Segment Maturity Date will not be permitted. Please note that while a Segment is in effect, before the Segment Maturity Date, the amount available for transfers from the Unloaned GIO will be limited to avoid reducing the Unloaned GIO below the remaining Charge Reserve Amount.

Thus the amount available for transfers from the Unloaned GIO will not be greater than any excess of the Unloaned GIO over the remaining Charge Reserve Amount.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


HOW TO MAKE TRANSFERS

INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa-equitable.com website and registering for online account access. This service may not always be available. The restrictions relating to transfers are described below.

ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or


                        Transferring your money among our investment options  38

o whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

-------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options and the MSO. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service. This service is not available while the Enhanced No Lapse Guarantee Rider is in effect.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options (excluding the MSO Holding Account) up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. This service is not available while the Enhanced No Lapse Guarantee Rider is in effect.


39  Transferring your money among our investment options

8. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services(SM) Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services(SM) Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit under the Living Benefits Rider" below. The minimum loan amount generally is $500. Please also see "Loans" under "About the Market Stabilizer Option(SM) " earlier in this prospectus should you borrow from values allocated to the MSO.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o   you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o   we do not count the collateral when we compute our customer loyalty credit;
    and

o   the collateral is not available to pay policy charges.

When you request a loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. Please also see "Loans" under "About the Market Stabilizer Option(SM)" earlier in this prospectus should you borrow from values allocated to the MSO. Please note that any portion of a loan allocated to an individual Segment will generate a corresponding Early Distribution Adjustment of the Segment Account Value and be subject to a higher guaranteed maximum loan spread.If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If the Enhanced No Lapse Guarantee Rider or the paid up death benefit guarantee is in effect and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first ten policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first ten years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 11th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Please also see "Loans" under "About the Market Stabilizer Option(SM) " earlier in this prospectus should you allocate your loan to the MSO.


Because Incentive Life Optimizer(R) II is being first offered in 2010, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the Enhanced No Lapse Guarantee Rider or the no-lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.


                                                        Accessing your money  40

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. A policy loan can affect your policy account value and death benefit, even if you have repaid the loan. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments unless the policy has lapsed and the payment is received during the 61-day grace period. See "Policy `lapse' and termination" in "The minimum amount of premiums you must pay" under "Risk/ benefit summary: Policy features, benefits and risks" for more information. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services(SM) Rider will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

If you are to receive monthly benefit payments under the Long Term Care Services(SM) Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the paid up death benefit guarantee allocation percentages for the variable investment options on record.


If the Enhanced No Lapse Guarantee Rider is in effect, any loan repayment will be allocated to the AXA Strategic Allocation investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the Enhanced No Lapse Guarantee Rider premium allocation percentages for the AXA Strategic Allocation investment options on record.


LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

o The net policy account value is not sufficient to cover the monthly deductions then due;

o The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or (b) the initial base policy face amount;

o   You have selected Death Benefit Option A;

o You have not received a payment under either the Living Benefits Rider or the Long Term Care Services(SM) Rider;

o   The policy is not in a grace period; and

o No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

o We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

o Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

o While a Segment of the MSO is in effect, any Segment Distribution Values will be transferred automatically to the Unloaned GIO and an Early Distribution Adjustment will be applied, and no transfers out of the GIO will be allowed into the MSO.

o Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

o   No additional loans or partial withdrawals may be requested.

o   No changes in face amount or death benefit option may be requested.

o No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.


o All additional benefit riders and endorsements will terminate, including the Long Term Care Services(SM) Rider and the MSO.

o No future allocations or transfers to the investment options will be accepted.

o   The paid up death benefit guarantee if applicable, may not be elected.

o   The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.


41  Accessing your money

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a) The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)  The outstanding loan and accrued loan interest, plus $10,000; or

(c)  The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 121, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services(SM) Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services(SM) Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. We will not deduct a charge for making a partial withdrawal. Please see the "Early Distribution Adjustment" section under "About the Market Stabilizer Option(SM)" earlier in the prospectus for more information about the effect of an EDA on a surrender of your policy.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below the minimum stated in your policy, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the no-lapse guarantee and the Enhanced No Lapse Guarantee Rider as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for the no-lapse guarantee.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed terminal illness living benefits, and further reduced for any monthly benefit payments under the Long Term Care Services(SM) Rider, and minus any surrender charge that then remains applicable. If you have any policy account value in the MSO, the Segment Distribution Value and not the Segment Account Value will be used to calculate your policy account value for the purpose of determining your net cash surrender value. Please see the "Early Distribution Adjustment" section under "About the Market Stabilizer Option(SM)" earlier in the prospectus for more information about the effect of an EDA on a surrender of your policy. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT UNDER THE LIVING BENEFITS RIDER

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our Living Benefits Rider if you apply for a face amount of at least $100,000 unless it is issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy or term rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by AXA Equitable or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the Living Benefits Rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness, the Long Term Care Services(SM) Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Long Term Care Services(SM) Rider. Long Term Care Services(SM) Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)


                                                        Accessing your money  42

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
--------------------------------------------------------------------------------


43  Accessing your money

9. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Optimizer(R) II policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and
(b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy or your ability to pay additional premiums due to the maximum amount of policy account value that may be maintained under the policy relative to the policy face amount. We may also be required to provide a higher death benefit notwithstanding the decrease in face amount in order to assure that your policy continues to qualify as life insurance. Under either test, in some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal


                                                             Tax information  44
could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 591-2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES(SM) RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our Living Benefits Rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion.

LONG TERM CARE SERVICES(SM) RIDER. Benefits received under the Long Term Care Services(SM) Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101 (g) of the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

Charges for the Long Term Care Services(SM) Rider may be considered distribu-tions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for tax treatment of distributions to you. Charges for the Long Term Care Services(SM) Rider are generally not considered deductible for income tax purposes. The Long Term Care Services(SM) Rider is not intended to be a quali-fied long-term care insurance contract under section 7702B(b) of the Code.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long Term Care Services(SM) Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

UNDER EITHER RIDER, if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the


45  Tax information
rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is scheduled to be reinstated and the gift and estate tax exemption referred to above would again be $1 million. Various legislative proposals have been made which may extend or eliminate the 2010 repeal, perhaps retroactively, while other proposals would make changes to future exemption levels and rates.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $13,000 for 2010 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a scheduled full repeal in year 2010, then return to current law in years 2011 and thereafter. Again, as in the case for estate taxes, various proposals exist which may alter these rules.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.


                                                             Tax information  46

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to Separate Account FP for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. Other legislative proposals could place further restrictions as to business owned life insurance. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.


47  Tax information

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.


                                                             Tax information  48

10. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR THE NO-LAPSE GUARANTEES

We offer two guarantees against policy lapse that depends on your having paid specified amounts of premiums. We refer to these guarantees as our "no-lapse guarantee" and our optional "Enhanced No Lapse Guarantee Rider" and you can read more about it in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus. You can also read more about our Enhanced No Lapse Guarantee Rider in "Enhanced no lapse guarantee rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date (less any partial withdrawals) at least equals the cumulative guarantee premiums due to date for the no-lapse guarantee or Enhanced No Lapse Guarantee Rider including any cumulative guarantee premiums for any optional riders that are then in effect. If it does, your policy will not lapse, provided that any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for the no-lapse guarantee and the Enhanced No Lapse Guarantee Rider, if elected, are set forth in your policy on a monthly basis. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend the no-lapse guarantee period beyond its original number of years.


PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

o  the insured's attained age is not more than 120;

o you have death benefit "Option A" in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

o we are not paying policy premiums or waiving monthly charges under the terms of a disability waiver rider and you have not received any payment under a Living Benefits Rider or the Long Term Care Services(SM) Rider;

o the policy is not in default or in a grace period as of the effective date of the paid up death benefit guarantee;

o the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

o the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

o the election would not reduce the face amount (see below) below the minimum stated in your policy;

o no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

o If the paid up death benefit is exercised while any MSO Segment is in effect, an Early Distribution Adjustment will apply and any Segment Distribution Value will be automatically transferred to the Unloaned GIO and the AXA Strategic Allocation investment options as specified by you.

o You agree to re-allocate your fund values to the guaranteed interest option and the AXA Strategic Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers," below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate including the MSO, the Long Term Care Services(SM) Rider and the Living Benefits Rider. The policy's net cash surren-der value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option
A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than the minimum stated in your policy.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining


49 More information about policy features and benefits surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals and full surrender)" under "Tax Information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Strategic Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Strategic Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Strategic Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

o  premium payments

o  partial withdrawals

o  changes to the policy's face amount or death benefit option

o any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.


OTHER BENEFITS YOU CAN ADD BY RIDER

When you purchase this policy, you could be eligible for the following other optional benefits we currently make available by rider:

o  Enhanced No Lapse Guarantee Rider - Described below.

o  Long Term Care Services(SM) Rider - Described below.

o  Cash Value Plus Rider - Described below.

o  Charitable Legacy Rider - Described below.

o Disability Deduction Waiver Rider - This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or termination of disability. Issue ages are 0-59. However, coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all AXA Equitable and affiliates' policies in-force and applied for.

o Disability Premium Waiver Rider - This rider pays the specified premium or waives the monthly charges from the policy account value, if that amount is greater, if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the specified premium is paid (or the monthly charges, if greater, are waived) to the earlier of the policy anniversary nearest the insured's age 65 or termination of disability. Issue ages are 0-59. However, coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all AXA Equitable and affiliates' policies in-force and applied for.

o Children's Term Insurance Rider - This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all AXA Equitable and affiliates' policies in-force and applied for.

o Option To Purchase Additional Insurance Rider - This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all AXA Equitable and affiliates' policies in-force and applied for.

We add the following benefits automatically at no charge to each eligible policy:

o Substitution Of Insured Person Rider (Available for policies with a minimum face amount of $100,000 unless it is issued as a result


                         More information about policy features and benefits 50 of an Option To Purchase Additional Insurance election or a conversion from a term life policy, see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

o Living Benefits Rider (See "Your option to receive a terminal illness living benefit under the Living Benefits Rider" under "Accessing your money.")

o Paid Up Death Benefit Guarantee Endorsement (See "Paid up death benefit guarantee" under "More information about policy features and benefits.")

o Loan Extension Endorsement (See "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

AXA Equitable or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

ENHANCED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue subject to our underwriting requirements that provides for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 15 years from the register date, and the maximum period is 30 years from register date if the insured is less than 56 years old or to the insured's attained age 85 for issue ages 56-70. Issue ages are 0-70. If you elect this rider at issue, and while the rider is in effect, the investment options available to you will be restricted to the AXA Strategic Allocation investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

o  The rider has not terminated;

o The guarantee premium test for no lapse guarantees has been satisfied (see "Guarantee premium test for the no lapse guarantees" under "More information about policy features and benefits"); and

o Any policy loan and accrued loan interest does not exceed the policy account value.

o RIDER TERMINATION. The Enhanced No Lapse Guarantee Rider will terminate on the earliest of the following:

   -  the date your policy ends without value at the end of a grace period;

   -  the date you surrender your policy;

   - the expiration date of the enhanced no lapse guarantee period shown in your policy;

   -  the effective date of the election of the paid up death benefit guarantee;

   - the date that a new insured person is substituted for the original insured person;

   - the effective date of a requested increase in face amount during the extended no lapse guarantee period and after attained age 70 of the insured;

   -  the date the policy goes on loan extension; or

   - the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be restored once it has been terminated.

The Market Stabilizer Option(SM) is not available if you elect the Enhanced No Lapse Guarantee Rider.


CASH VALUE PLUS RIDER (RIDER FORM NO. R11-10 OR STATE VARIATION)

In states where approved, an optional rider may be elected at issue that reduces the surrender charge if the policy is surrendered for its Net Cash Surrender Value in the first eight policy years. In order to elect the rider, the policy must have a minimum face amount of $250,000 per life when one or two policies are purchased on the lives of members of an insured group and $100,000 per life when policies are purchased on the lives of three or more members. We deduct $0.04 per $1,000 of the initial base policy face amount from your policy account value each month, while the rider is in effect.


The rider works by refunding all or a portion of the premium charge and waiving all or a portion of the surrender charge, if the policy is surrendered in full in its early years. The percentage of charges refunded or waived under the rider are as follows:

--------------------------------------------------------------------------------
   SURRENDER IN POLICY   PERCENT OF PREMIUM   PERCENT OF SURRENDER
          YEAR            CHARGE REFUNDED*       CHARGES WAIVED
           1                     100%                100%
--------------------------------------------------------------------------------
           2                      80%                100%
           3                      33%                100%
           4                       0%                100%
           5                       0%                 80%
           6                       0%                 65%
           7                       0%                 45%
           8                       0%                 25%
      9 and later                  0%                 0%
--------------------------------------------------------------------------------
* The mortality and expense risk charge and other monthly charges are not refunded.


The maximum benefit amount paid, if a policy is surrendered in full while this rider is in force, will not exceed the greater of:

1. the sum of premiums paid to the date of the surrender minus any partial withdrawals; and

2. the cash surrender value on the date of surrender calculated prior to any reduction or refund.

Any amount payable will be further reduced by the amount of any outstanding loan and accrued loan interest.


51  More information about policy features and benefits

The reduction of the surrender charges does not apply if the policy is being exchanged or replaced during the first eight policy years with another life insurance policy or annuity contract on the insured person including (but not limited to) a 1035 exchange, nor does it apply to a proportionate surrender charge resulting from a face amount decrease. There is no refund of the premium charge if during the first three policy years the policy terminates after a grace period, is being exchanged or replaced with another life insurance policy or annuity contract on the insured person including (but not limited to) a 1035 exchange, nor does it apply to a face amount decrease.

Amounts available under the policy for loans and partial withdrawals continue to be calculated as if this rider was not part of the policy.

The premium load refund that would be applicable upon a complete surrender of the policy may increase the death benefit that is calculated when the claim is paid in the first 3 policy years in order for the policy to satisfy the definition of a "life insurance contract" under Section 7702 of the Code.


o RESTORATION AFTER LAPSE. If your policy is restored after a lapse, the rider will also be restored unless you made a written request to terminate the rider.

o RIDER TERMINATION. The rider will terminate on the earliest of the following dates: 1) The end of the eighth policy year; 2) The date the policy ends without value at the end of the Grace Period or otherwise terminates; or 3) After the first policy anniversary, the effective date of a policy owner's written request to terminate this rider.

This rider is not available if you elect the Long Term Care Services(SM) Rider. Please see "Appendix IV: Policy variations" later in this prospectus for more information on the prior version of this rider.


LONG TERM CARE SERVICES(SM) RIDER(1)


In states where approved and if you are applying for a policy with a face amount of $100,000 or higher which is not issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services.(2) Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted. This rider is not available if you elect the Cash Value Plus Rider.


An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the "elimination period", as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every twelve months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See "Risk/benefit summary: Charges and expenses you will pay", for more information on the charges we deduct for this rider.

If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Long Term Care Services(SM) Rider are being paid, we will waive the monthly charge for the Long Term Care Services(SM) Rider.

We will pay up to the long-term care specified amount for qualified long-term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.

The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. The maximum monthly benefit payment amount that you can purchase from AXA Equitable and its affiliates is limited to $50,000 per month, per insured person. Affiliates include AXA Equitable Life and Annuity Company, MONY Life Insurance Company, MONY Life Insurance Company of America and U.S. Financial Life Insurance. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.

Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

2. the monthly equivalent of 200% (100% in the State of New York) of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repay-


----------------------
(1) In the state of Massachusetts, this benefit will be called the Accelerated Death Benefit for Chronic Illness Rider.

(2) For a more complete description of the terms used in this section and conditions of this rider, please consult your rider policy form.


                         More information about policy features and benefits  52
ments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value, and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned Policy Account Value will not be reduced by more than the accumulated benefit lien amount.

o ELIMINATION PERIOD. The Long Term Care Services(SM) Rider has an elimination period that is the required period of time that the rider must be in force before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the date on which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

o PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long Term Care Services(SM) Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

3. the date when you request that we terminate benefit payments under this rider;

4. the date the accumulated benefit lien amount equals the current long-term care specified amount;

5.  the date you surrender the policy;

6. the date we make a payment under the Living Benefits Rider (for terminal illness); or

7.  the date of death of the insured person.

During a period of coverage:

1. Partial withdrawals, face amount decreases and premium payments are not permitted.

2. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against your policy values.

3. If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

4. The loan extension and Paid Up Death Benefit Guarantee Endorsement will no longer be applicable at any time once benefits are paid under this rider.

After a period of coverage ends:

1. The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

2. The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

3. Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

4.  The maximum monthly benefit will not be reduced.

5. Any actual premium fund and no-lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse is in effect will also be reduced pro rata to the reduction in the policy face amount.

6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

7.  The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option, and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option, and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

o RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except as provided under the "Extension of Benefits" provision of this rider), on the earliest of the following:

1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

2.  upon termination or surrender of the policy;

3.  the date of the insured person's death;

4. the date when the accumulated benefit lien amount equals the current long-term care specified amount;

5.  the effective date of the election of the paid up death benefit guarantee;

6. the date you request payment under a Living Benefits Rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

7.  the date the policy goes on loan extension; or



53  More information about policy features and benefits

8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

o EXTENSION OF BENEFITS. If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long-term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long-term care specified amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

For tax information concerning the Long Term Care Services(SM) Rider, see "Tax Treatment of Living Benefits Rider or Long Term Care Services(SM) Rider under a policy with the applicable rider" earlier in this prospectus.

CHARITABLE LEGACY RIDER. An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost. This rider is only available at issue and an accredited charitable beneficiary must be named at that time. The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e. for face amounts of $10 million and above).

If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured's death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

The designated beneficiary of this rider must be an accredited 501(c) organization under IRS Code 170. See www.IRS.gov for valid organizations.

o RIDER TERMINATION. The charitable legacy rider will terminate and no further benefits will be paid on the earliest of the following:

    -   the termination of the policy;

    -   the surrender of the policy;

    - the date we receive the policy owner's written request to terminate the rider;

    -   the date of the insured's death; or

    -   the date the policy is placed on loan extension.

If the base policy lapses and is subsequently restored, the rider will be reinstated. The rider will not be terminated if the policy owner executes the Substitution Of Insured Person Rider or elects the paid up death benefit guarantee.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 8 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in your policy account, but excluding any value we are holding as collateral for any policy loans.

The credit begins in the policy's 9th year. The percentage credit is currently at an annual rate as described in the charts below depending upon the issue age of the insured, the death benefit option you elected at issue, the policy duration and the level at which the policy is funded. If at the end of the first 7 policy years, the cumulative amount of premiums that you have paid to date (less any partial withdrawals) then: (i) if you elected at issue the death benefit Option A and is less than 16 "target premiums" for issue ages 18 - 58 or less than 12 "target premiums" for issue ages 0 - 17 and issue ages 59 and above, or (ii) if you elected at issue the death benefit Option B and is less than 13 "target premiums" for issue ages 18 - 58 or less than 11 "target premiums" for issue ages 0 - 17 and issue ages 59 and above the percentage credit will be as follows:

--------------------------------------------------------------------------------
                                  CREDIT                      CREDIT
   ISSUE AGE  DURATION            AMOUNT     DURATION         AMOUNT
--------------------------------------------------------------------------------
    0 - 29    Policy yrs 9 - 35   0.25%      Policy yrs 36+   0.40%
   30 - 39    Policy yrs 9 - 25   0.20%      Policy yrs 26+   0.35%
   40 - 49    Policy yrs 9 - 20   0.15%      Policy yrs 21+   0.30%
   50 - 59    Policy yrs 9 - 15   0.15%      Policy yrs 16+   0.20%
     60 +     Policy yrs 9+       0.15%
--------------------------------------------------------------------------------

Otherwise, the percentage credit will be as follows:

--------------------------------------------------------------------------------
                                  CREDIT                      CREDIT
   ISSUE AGE  DURATION            AMOUNT     DURATION         AMOUNT
--------------------------------------------------------------------------------
    0 - 29    Policy yrs 9 - 27   0.25%      Policy yrs 28+   0.55%
   30 - 39    Policy yrs 9 - 18   0.25%      Policy yrs 19+   0.55%
   40 - 49    Policy yrs 9 - 14   0.30%      Policy yrs 15+   0.55%
   50 - 59    Policy yrs 9 - 10   0.30%      Policy yrs 11+   0.55%
     60 +     Policy yrs 9+       0.30%
--------------------------------------------------------------------------------
The "target premium" is actuarially determined for each policy, based on that policy's characteristics, as well as the death benefit option at issue and the policy's face amount. The illustrations of Policy Benefits that your financial professional will provide will contain more information regarding the amount of premiums that must be paid in order for the higher percentage credit to be applicable to your policy.

This credit is not guaranteed. Because Incentive Life Optimizer(R) II is being first offered in 2010, no customer loyalty credit has yet been made to an Incentive Life Optimizer(R) II policy.

VARIATIONS AMONG INCENTIVE LIFE OPTIMIZER(R) II POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Optimizer(R) II where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Optimizer(R) II. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.


                         More information about policy features and benefits  54

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the"AXA Equitable Access Account", an interest-bearing account with check-writing privileges. In that case, we will send the beneficiary a checkbook, and the beneficiary will have immediate access to the proceeds by writing a check for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a check is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC or any other government agency. We will receive any investment earnings during the period such amounts remain in the general account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you or any agent of AXA Equitable, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

Please also see "Your right to cancel within a certain number of days" under "About the Market Stabilizer Option(SM)" earlier in this prospectus on how amounts you allocated to the MSO are returned to you.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.


55  More information about policy features and benefits

11. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.


o PREMIUM CHARGE. We deduct an amount not to exceed 6% from each premium payment you send us. Currently, we reduce this charge to 4% after an amount equal to two "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's specified characteristics death benefit option, as well as the policy's face amount, among other factors. In addition, if your policy includes the Cash Value Plus Rider, a portion of the deductions from premiums will be refunded upon surrender within the first three policy years, subject to a cumulative premium-based cap on the rider benefits (see "Cash Value Plus Rider" in "More information about policy features and benefits" earlier in this prospectus). A similar charge applies to premiums attributed to requested face amount increases that are above your highest previous face amount. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

o SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the tenth policy year, or within the first ten years after a face amount increase over the previous highest base policy face amount, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $8.71 and $45.91 per $1,000 of initial base policy face amount, or base policy face amount increase. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year ten. The initial amount of surrender charge depends on each policy's specific characteristics. In addition, if your policy includes the Cash Value Plus Rider, the surrender charges are reduced, subject to a cumulative premium-based cap on the rider benefits (see "Cash Value Plus Rider" in "More information about policy features and benefits" earlier in this prospectus). Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.


The surrender charge attributable to each increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

o REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first ten policy years or within ten years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service. Nor will this charge apply to any transfers to or from the "MSO"


                               More information about certain policy charges  56
or any transfers to or from any Holding Account that we make available in connection with the MSO. Please see "About the Market Stabilizer Option(SM)" earlier in this prospectus for information about the MSO and the related "Holding Account."

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o ADMINISTRATIVE CHARGE. In the first policy year, we deduct $15 from your policy account value at the beginning of each policy month. Currently, in all subsequent policy years we deduct $10 at the beginning of each policy month, but not beyond the policy anniversary when the insured person is attained age
100. We reserve the right to increase or decrease this amount in the future, although it will never exceed $10 and will never be deducted beyond the policy anniversary when the insured person is attained age 121. In addition we currently deduct between $0.09 and $0.34 per $1,000 of your initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase. We reserve the right to continue this charge beyond the ten year period previously described, but it will never be deducted beyond the policy anniversary when the insured person is attained age
121. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we may deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 121). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. In addition, our current non-guaranteed cost of insurance rates are zero for policy years in which the insured person's attained age is 100 or older. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Optimizer(R) II policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Table. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life
Optimizer(R) II policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Tables. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For information concerning possible limitations on any changes, please see "Other information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.


57  More information about certain policy charges

For policies with a minimum stated face amount of $25,000 which are issued as a result of an Option To Purchase Additional Insurance election or a conversion from a term life policy or rider, our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, under these circumstances, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $100,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.85% of the value in your policy's variable investment options and MSO Segments during the first 8 policy years, with no charge in policy year 9 and thereafter. We reserve the right to increase or decrease this charge in the future, although it will never exceed 1.00% during policy years 1-10, and 0.50% during policy years 11 and later. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options and MSO Segments.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The loan interest spread will not exceed 1%. We deduct this charge on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.


OPTIONAL RIDER CHARGES


If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:


o CHILDREN'S TERM INSURANCE. If you choose this rider, we deduct $0.50 per $1,000 of rider benefit amount from your policy account value each month until the insured under the base policy reaches age 65, while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

o DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65, while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider may be lower than the maximum monthly charges.

o DISABILITY PREMIUM WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the policy reach age 65 and while the rider is in effect. This amount is between $0.01 and $0.60 per $1,000 of initial base policy face amount on a guaranteed basis. We will establish a similar charge for requested base policy face amount increases. If you also select certain of the other optional riders available under your policy, we will deduct additional amounts from your policy account value per $1,000 of rider benefit amount each month while both the other rider and this rider are in effect. If you choose the Option To Purchase Additional Insurance, we will deduct an amount between $0.02 and $0.07 on a guaranteed basis. If you choose the Children's Term Insurance, we will deduct an amount between $0.01 and $0.03 on a guaranteed basis. If you choose the Long Term Care Services(SM) Rider, we will deduct an amount between $0.0009 and $0.02 on a guaranteed basis. These amounts are in addition to the charges for the riders themselves. The current monthly charges for this rider may be lower than the maximum monthly charges.

o LONG TERM CARE SERVICES(SM) RIDER. If you choose this rider, on a guaranteed basis we may deduct between $0.08 and $1.18 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect, but not when rider benefits are being paid. The amount at risk for this rider is the long-term care specified amount minus your policy account value, but not less than zero. The current monthly charges for this rider may be lower than the maximum monthly charges.

o OPTION TO PURCHASE ADDITIONAL INSURANCE. If you choose this rider, we deduct between $0.04 and $0.17 per $1,000 of the Option To Purchase Additional Insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

o CHARITABLE LEGACY RIDER. There is no additional charge if you choose this rider.

o ENHANCED NO LAPSE GUARANTEE RIDER. There is no additional charge if you choose this rider.


o CASH VALUE PLUS RIDER. If you choose this rider, we deduct $0.04 per $1,000 of your initial base policy face amount from your policy account value each month until the earlier of the end of the eighth policy year or termination of the contract or termination of the rider. The charge for this rider does not vary depending upon the specifics of your policy. The current monthly charge for this rider may be lower than the maximum monthly charge of $0.04 per


                               More information about certain policy charges  58

$1,000 of your initial base policy face amount. You must notify us in writing if you wish to cancel this rider. Please see "Appendix IV: Policy variations" later in this prospectus for more information on the charge applicable under the prior version of this rider.


o ADDING A LIVING BENEFITS RIDER. If you elect the Living Benefits Rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

o EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

MARKET STABILIZER OPTION(SM)

There is a current percentage charge of 1.40% of any policy account value allocated to each Segment. We reserve the right to increase or decrease the charge although it will never exceed 2.40%. Of this percentage charge, 0.75% will be deducted on the Segment Start Date from the amount being transferred from the MSO Holding Account into the Segment as an up-front charge ("Variable Index Benefit Charge"), with the remaining 0.65% annual charge (of the current Segment Account Value) being deducted from the policy account on a monthly basis during the Segment Term ("Variable Index Segment Account Charge").


--------------------------------------------------------------------------------
                                         CURRENT NON-       GUARANTEED
           MSO CHARGES                    GUARANTEED          MAXIMUM
--------------------------------------------------------------------------------
Variable Index Benefit Charge                0.75%             0.75%
--------------------------------------------------------------------------------
Variable Index Segment Account               0.65%             1.65%
Charge
--------------------------------------------------------------------------------
Total                                        1.40%             2.40%
--------------------------------------------------------------------------------

This fee table applies specifically to the MSO and should be read in conjunction with the "Tables of the policy charges" under "Risk/ benefit summary: charges and expenses you will pay" earlier in this prospectus and also see "Loans" later in this section for information regarding the "spread" you would pay on any policy loan.

The base policy's mortality and expense risk charge and current non-guaranteed Customer Loyalty Credit will also be applicable to a Segment Account Value or any amounts held in the MSO Holding Account. The mortality and expense risk charge is part of the policy monthly charges. Please see "How we deduct policy monthly charges during a Segment Term" for more information. The Customer Loyalty Credit offsets some of the monthly charges.

If a Segment is terminated prior to maturity by policy surrender, or reduced prior to maturity by monthly deductions (if other funds are insufficient) or by loans or a Guideline Premium Force-out as described below, we will refund a proportionate amount of the Variable Index Benefit Charge corresponding to the surrender or reduction and the time remaining until Segment Maturity. The refund will be administered as part of the Early Distribution Adjustment process as described above. This refund will increase your surrender value or remaining Segment Account Value, as appropriate. Please see Appendix II later in this prospectus for an example and further information.

Any portion of a loan allocated to an individual Segment will generate a corresponding Early Distribution Adjustment of the Segment Account Value and be subject to a higher guaranteed maximum loan spread (2% for policies with a contract state of New York and Oregon and 5% for other policies).

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o   Management fees.

o   12b-1 fees.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


59  More information about certain policy charges

12. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o   withdrawals

o   tax withholding elections

o   face amount decreases that result from a withdrawal

o   changes of allocation percentages for premium payments or monthly deductions

o   surrenders

o   changes of owner

o   changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o   loans

o   transfers among variable investment options

o   assignments

o   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o   changes in face amount

o   election of paid up death benefit guarantee

o   changes in death benefit option

o   changes of insured person

o   restoration of terminated policies

o   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


                 More information about procedures that apply to your policy  60

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we receive your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

Your policy has the Substitution of Insured Person Rider and after the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no-lapse guarantee and Long Term Care Services(SM) Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute


61 More information about procedures that apply to your policy certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Optimizer(R) II in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Optimizer(R) II policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Optimizer(R) II policy.


FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.


                 More information about procedures that apply to your policy  62

13. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. From time to time, we may change these procedures as necessary. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and
(3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies


63 More information about other matters and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through axa-equitable.com if you are the individual owner:

o   changes of premium allocation percentages

o   changes of address

o   request forms and statements

o to request a policy loan (loan requests cannot be made online by corporate policyholders)

o   enroll for electronic delivery and view statements/documents online

o   to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to enroll in axa-equitable.com or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our axa-equitable.com Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa-equitable.com or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa-equitable.com or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


                                        More information about other matters  64

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life Optimizer(R) II from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").


65  More information about other matters

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Premium-based compensation paid by AXA Equitable to AXA Distributors will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation of 0.15% in policy years 6-10 and 0.10% in policy years 11 and later will also be paid.

We may substitute a form of asset-based compensation for premium-based compensation after the first policy year.

The sales compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The sales compensation paid by AXA Distributors varies among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Incentive Life Optimizer(R) II on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect on Separate Account FP, our ability to meet our obligations under the policies, or the distribution of the policies.


                                        More information about other matters  66

14. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.

67  Financial statements of Separate Account FP and AXA Equitable

15. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2010 (the "Annual Report") is considered to be part of this prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the Market Stabilizer Option(SM) (the "Registration Statement"). This prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered, a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


                             Incorporation of certain documents by reference  68

16. Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2010 (or expected to be incurred in 2011, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2010. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQAT investment options, just the AXA Strategic Allocation investment options, or all investment options. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance. You may also request a personalized illustration of the GIO and the MSO that assumes a portion of net premiums allocated to the GIO and MSO.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Currently, we do not charge you for an in-force policy illustration. However, we reserve the right to charge up to $25 for each illustration requested. Appendix I to the prospectus contains an arithmetic hypothetical illustration.


69 Personalized illustrations

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                            AND ACCUMULATED PREMIUMS

The following tables illustrate the changes in death benefit, policy account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A or death benefit option B. The tables assume annual planned periodic premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old preferred risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the policy account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment options. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (1.21)%, 4.72% and 10.65%. These net annual rates of return do not reflect the mortality and expense risk charge, or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for the following charges deducted by AXA Equitable in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including AXA Equitable's currently planned reduction in the policy's 9th year). The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.65%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.55%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.

                                   Appendix I: Hypothetical illustrations    I-1

INCENTIVE LIFE OPTIMIZER II
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $5,070*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST

--------------------------------------------------------------------------------
                                        DEATH BENEFIT
                           -----------------------------------------------------
              PREMIUMS          ASSUMING HYPOTHETICAL GROSS
  END OF    ACCUMULATED         ANNUAL INVESTMENT RETURN OF:
  POLICY   AT 5% INTEREST  -----------------------------------------------------
   YEAR       PER YEAR       0% GROSS      6% GROSS     12% GROSS
--------------------------------------------------------------------------------
     1       $    5,324     $ 500,000    $  500,000    $   500,000
     2       $   10,913     $ 500,000    $  500,000    $   500,000
     3       $   16,782     $ 500,000    $  500,000    $   500,000
     4       $   22,945     $ 500,000    $  500,000    $   500,000
     5       $   29,416     $ 500,000    $  500,000    $   500,000
     6       $   36,210     $ 500,000    $  500,000    $   500,000
     7       $   43,344     $ 500,000    $  500,000    $   500,000
     8       $   50,835     $ 500,000    $  500,000    $   500,000
     9       $   58,700     $ 500,000    $  500,000    $   500,000
    10       $   66,958     $ 500,000    $  500,000    $   500,000
    15       $  114,873     $ 500,000    $  500,000    $   500,000
    20       $  176,027     $ 500,000    $  500,000    $   500,000
    25       $  254,075     $ 500,000    $  500,000    $   648,945
    30       $  353,687     $ 500,000    $  500,000    $ 1,031,074
    35       $  480,820     $ 500,000    $  500,000    $ 1,680,757
    40       $  643,078     $ 500,000    $  523,265    $ 2,633,756
    45       $  850,164     $ 500,000    $  683,348    $ 4,372,859
    50       $1,114,464            **    $  896,267    $ 7,345,217
    55       $1,451,786            **    $1,159,213    $12,236,672
    60       $1,882,303            **    $1,436,918    $19,625,270
    65       $2,431,764            **    $1,856,904    $32,936,004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      ACCOUNT VALUE                       NET CASH SURRENDER VALUE
           -------------------------------------------------------------------------------
               ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
  END OF       ANNUAL INVESTMENT RETURN OF:             ANNUAL INVESTMENT RETURN OF:
  POLICY   -------------------------------------------------------------------------------
   YEAR     0% GROSS      6% GROSS     12% GROSS     0% GROSS      6% GROSS     12% GROSS
------------------------------------------------------------------------------------------
     1      $  3,646    $    3,894    $     4,142    $      0    $        0    $         0
     2      $  7,265    $    7,985    $     8,736    $      0    $        0    $       547
     3      $ 10,895    $   12,325    $    13,873    $  2,952    $    4,382    $     5,931
     4      $ 14,443    $   16,823    $    19,503    $  7,026    $    9,407    $    12,086
     5      $ 17,901    $   21,477    $    25,662    $ 11,032    $   14,608    $    18,793
     6      $ 21,271    $   26,292    $    32,403    $ 14,971    $   19,992    $    26,103
     7      $ 24,555    $   31,275    $    39,783    $ 19,133    $   25,853    $    34,361
     8      $ 27,750    $   36,429    $    47,861    $ 23,321    $   32,000    $    43,432
     9      $ 31,190    $   42,206    $    57,310    $ 28,076    $   39,092    $    54,196
    10      $ 34,575    $   48,250    $    67,771    $ 34,575    $   48,250    $    67,771
    15      $ 53,819    $   86,613    $   143,876    $ 53,819    $   86,613    $   143,876
    20      $ 71,277    $  134,697    $   271,140    $ 71,277    $  134,697    $   271,140
    25      $ 85,676    $  194,206    $   484,287    $ 85,676    $  194,206    $   484,287
    30      $ 95,485    $  269,257    $   845,143    $ 95,485    $  269,257    $   845,143
    35      $ 98,550    $  364,321    $ 1,448,928    $ 98,550    $  364,321    $ 1,448,928
    40      $ 91,553    $  489,033    $ 2,461,454    $ 91,553    $  489,033    $ 2,461,454
    45      $ 65,489    $  650,808    $ 4,164,628    $ 65,489    $  650,808    $ 4,164,628
    50            **    $  853,587    $ 6,995,445          **    $  853,587    $ 6,995,445
    55            **    $1,104,013    $11,653,974          **    $1,104,013    $11,653,974
    60            **    $1,422,692    $19,430,961          **    $1,422,692    $19,430,961
    65            **    $1,838,519    $32,609,905          **    $1,838,519    $32,609,905
------------------------------------------------------------------------------------------

 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


I-2    Appendix I: Hypothetical illustrations

INCENTIVE LIFE OPTIMIZER II
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $5,070*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST

--------------------------------------------------------------------------------
                                        DEATH BENEFIT
                           -----------------------------------------------------
              PREMIUMS          ASSUMING HYPOTHETICAL GROSS
  END OF    ACCUMULATED         ANNUAL INVESTMENT RETURN OF:
  POLICY   AT 5% INTEREST  -----------------------------------------------------
   YEAR       PER YEAR       0% GROSS      6% GROSS     12% GROSS
--------------------------------------------------------------------------------
     1       $    5,324     $ 500,000     $ 500,000    $   500,000
     2       $   10,913     $ 500,000     $ 500,000    $   500,000
     3       $   16,782     $ 500,000     $ 500,000    $   500,000
     4       $   22,945     $ 500,000     $ 500,000    $   500,000
     5       $   29,416     $ 500,000     $ 500,000    $   500,000
     6       $   36,210     $ 500,000     $ 500,000    $   500,000
     7       $   43,344     $ 500,000     $ 500,000    $   500,000
     8       $   50,835     $ 500,000     $ 500,000    $   500,000
     9       $   58,700     $ 500,000     $ 500,000    $   500,000
    10       $   66,958     $ 500,000     $ 500,000    $   500,000
    15       $  114,873     $ 500,000     $ 500,000    $   500,000
    20       $  176,027     $ 500,000     $ 500,000    $   500,000
    25       $  254,075     $ 500,000     $ 500,000    $   500,000
    30       $  353,687     $ 500,000     $ 500,000    $   697,858
    35       $  480,820     $ 500,000     $ 500,000    $ 1,086,602
    40       $  643,078            **     $ 500,000    $ 1,624,333
    45       $  850,164            **     $ 500,000    $ 2,574,161
    50       $1,114,464            **     $ 500,000    $ 4,101,232
    55       $1,451,786            **            **    $ 6,416,542
    60       $1,882,303            **            **    $ 9,675,305
    65       $2,431,764            **            **    $15,402,801
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      ACCOUNT VALUE                       NET CASH SURRENDER VALUE
           -------------------------------------------------------------------------------
               ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
  END OF       ANNUAL INVESTMENT RETURN OF:             ANNUAL INVESTMENT RETURN OF:
  POLICY   -------------------------------------------------------------------------------
   YEAR     0% GROSS      6% GROSS     12% GROSS     0% GROSS      6% GROSS     12% GROSS
------------------------------------------------------------------------------------------
     1      $  3,297     $   3,533    $     3,770    $      0     $       0    $         0
     2      $  6,556     $   7,232    $     7,937    $      0     $       0    $         0
     3      $  9,722     $  11,045    $    12,481    $  1,779     $   3,103    $     4,538
     4      $ 12,779     $  14,960    $    17,419    $  5,363     $   7,543    $    10,003
     5      $ 15,735     $  18,984    $    22,796    $  8,866     $  12,115    $    15,927
     6      $ 18,588     $  23,118    $    28,649    $ 12,288     $  16,818    $    22,350
     7      $ 21,325     $  27,352    $    35,012    $ 15,903     $  21,931    $    29,591
     8      $ 23,936     $  31,678    $    41,921    $ 19,507     $  27,249    $    37,493
     9      $ 26,414     $  36,090    $    49,423    $ 23,300     $  32,976    $    46,308
    10      $ 28,750     $  40,579    $    57,562    $ 28,750     $  40,579    $    57,562
    15      $ 39,205     $  65,779    $   112,952    $ 39,205     $  65,779    $   112,952
    20      $ 46,108     $  94,200    $   201,019    $ 46,108     $  94,200    $   201,019
    25      $ 46,465     $ 123,773    $   342,212    $ 46,465     $ 123,773    $   342,212
    30      $ 36,732     $ 152,286    $   572,014    $ 36,732     $ 152,286    $   572,014
    35      $  9,820     $ 175,122    $   936,726    $  9,820     $ 175,122    $   936,726
    40            **     $ 185,130    $ 1,518,068          **     $ 185,130    $ 1,518,068
    45            **     $ 160,122    $ 2,451,582          **     $ 160,122    $ 2,451,582
    50            **     $  29,103    $ 3,905,936          **     $  29,103    $ 3,905,936
    55            **            **    $ 6,110,993          **            **    $ 6,110,993
    60            **            **    $ 9,579,510          **            **    $ 9,579,510
    65            **            **    $15,250,298          **            **    $15,250,298
------------------------------------------------------------------------------------------

 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                   Appendix I: Hypothetical illustrations    I-3

INCENTIVE LIFE OPTIMIZER II
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $5,710*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST

--------------------------------------------------------------------------------
                                        DEATH BENEFIT
                           -----------------------------------------------------
              PREMIUMS          ASSUMING HYPOTHETICAL GROSS
  END OF    ACCUMULATED         ANNUAL INVESTMENT RETURN OF:
  POLICY   AT 5% INTEREST  -----------------------------------------------------
   YEAR       PER YEAR       0% GROSS      6% GROSS     12% GROSS
--------------------------------------------------------------------------------
     1       $    5,996     $ 504,234    $  504,517    $   504,800
     2       $   12,291     $ 508,426    $  509,253    $   510,114
     3       $   18,901     $ 512,629    $  514,273    $   516,053
     4       $   25,841     $ 516,736    $  519,476    $   522,559
     5       $   33,129     $ 520,740    $  524,858    $   529,675
     6       $   40,781     $ 524,642    $  530,426    $   537,462
     7       $   48,815     $ 528,444    $  536,187    $   545,984
     8       $   57,252     $ 532,143    $  542,143    $   555,307
     9       $   66,110     $ 536,125    $  548,818    $   566,207
    10       $   75,411     $ 540,042    $  555,796    $   578,266
    15       $  129,374     $ 561,779    $  599,405    $   665,064
    20       $  198,247     $ 581,384    $  653,661    $   809,081
    25       $  286,148     $ 597,262    $  719,551    $ 1,046,814
    30       $  398,334     $ 607,328    $  798,902    $ 1,444,468
    35       $  541,515     $ 608,865    $  891,230    $ 2,104,871
    40       $  724,255     $ 598,056    $  995,496    $ 3,203,509
    45       $  957,482     $ 565,786    $1,103,957    $ 5,029,085
    50       $1,255,146            **    $1,197,641    $ 8,058,545
    55       $1,635,049            **    $1,246,071    $13,207,811
    60       $2,119,911            **    $1,211,187    $21,419,125
    65       $2,738,732            **    $1,060,149    $35,406,271
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      ACCOUNT VALUE                       NET CASH SURRENDER VALUE
           -------------------------------------------------------------------------------
               ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
  END OF       ANNUAL INVESTMENT RETURN OF:             ANNUAL INVESTMENT RETURN OF:
  POLICY   -------------------------------------------------------------------------------
   YEAR     0% GROSS      6% GROSS     12% GROSS     0% GROSS      6% GROSS     12% GROSS
------------------------------------------------------------------------------------------
     1      $   4,234    $  4,517   $     4,800    $       0    $      0   $         0
     2      $   8,426    $  9,253   $    10,114    $     238    $  1,064   $     1,925
     3      $  12,629    $ 14,273   $    16,053    $   4,686    $  6,331   $     8,110
     4      $  16,736    $ 19,476   $    22,559    $   9,320    $ 12,060   $    15,142
     5      $  20,740    $ 24,858   $    29,675    $  13,871    $ 17,989   $    22,806
     6      $  24,642    $ 30,426   $    37,462    $  18,342    $ 24,127   $    31,162
     7      $  28,444    $ 36,187   $    45,984    $  23,022    $ 30,765   $    40,562
     8      $  32,143    $ 42,143   $    55,307    $  27,715    $ 37,715   $    50,879
     9      $  36,125    $ 48,818   $    66,207    $  33,011    $ 45,703   $    63,093
    10      $  40,042    $ 55,796   $    78,266    $  40,042    $ 55,796   $    78,266
    15      $  61,779    $ 99,405   $   165,064    $  61,779    $ 99,405   $   165,064
    20      $  81,384    $153,661   $   309,081    $  81,384    $153,661   $   309,081
    25      $  97,262    $219,551   $   546,814    $  97,262    $219,551   $   546,814
    30      $ 107,328    $298,902   $   944,468    $ 107,328    $298,902   $   944,468
    35      $ 108,865    $391,230   $ 1,604,871    $ 108,865    $391,230   $ 1,604,871
    40      $  98,056    $495,496   $ 2,703,509    $  98,056    $495,496   $ 2,703,509
    45      $  65,786    $603,957   $ 4,529,085    $  65,786    $603,957   $ 4,529,085
    50             **    $697,641   $ 7,558,545           **    $697,641   $ 7,558,545
    55             **    $746,071   $12,578,868           **    $746,071   $12,578,868
    60             **    $711,187   $20,919,125           **    $711,187   $20,919,125
    65             **    $560,149   $34,906,271           **    $560,149   $34,906,271
------------------------------------------------------------------------------------------

 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


I-4    Appendix I: Hypothetical illustrations

INCENTIVE LIFE OPTIMIZER II
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $5,710*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST

--------------------------------------------------------------------------------
                                        DEATH BENEFIT
                           -----------------------------------------------------
              PREMIUMS          ASSUMING HYPOTHETICAL GROSS
  END OF    ACCUMULATED         ANNUAL INVESTMENT RETURN OF:
  POLICY   AT 5% INTEREST  -----------------------------------------------------
   YEAR       PER YEAR       0% GROSS      6% GROSS     12% GROSS
--------------------------------------------------------------------------------
     1       $    5,996     $ 503,881     $ 504,152    $   504,424
     2       $   12,291     $ 507,707     $ 508,488    $   509,303
     3       $   18,901     $ 511,424     $ 512,958    $   514,620
     4       $   25,841     $ 515,015     $ 517,546    $   520,399
     5       $   33,129     $ 518,488     $ 522,262    $   526,687
     6       $   40,781     $ 521,840     $ 527,105    $   533,528
     7       $   48,815     $ 525,059     $ 532,066    $   540,959
     8       $   57,252     $ 528,134     $ 537,132    $   549,021
     9       $   66,110     $ 531,057     $ 542,298    $   557,763
    10       $   75,411     $ 533,818     $ 547,553    $   567,236
    15       $  129,374     $ 546,227     $ 576,912    $   631,179
    20       $  198,247     $ 554,525     $ 609,449    $   730,603
    25       $  286,148     $ 555,429     $ 641,705    $   882,601
    30       $  398,334     $ 545,373     $ 668,882    $ 1,114,282
    35       $  541,515     $ 518,216     $ 681,564    $ 1,465,210
    40       $  724,255            **     $ 665,659    $ 1,996,936
    45       $  957,482            **     $ 589,372    $ 2,792,117
    50       $1,255,146            **            **    $ 3,960,147
    55       $1,635,049            **            **    $ 5,651,953
    60       $2,119,911            **            **    $ 8,099,094
    65       $2,738,732            **            **    $11,693,206
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                      ACCOUNT VALUE                       NET CASH SURRENDER VALUE
           -------------------------------------------------------------------------------
               ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
  END OF       ANNUAL INVESTMENT RETURN OF:             ANNUAL INVESTMENT RETURN OF:
  POLICY   -------------------------------------------------------------------------------
   YEAR     0% GROSS      6% GROSS     12% GROSS     0% GROSS      6% GROSS     12% GROSS
------------------------------------------------------------------------------------------
     1      $  3,881     $   4,152    $     4,424    $      0     $       0    $         0
     2      $  7,707     $   8,488    $     9,303    $      0     $     300    $     1,114
     3      $ 11,424     $  12,958    $    14,620    $  3,481     $   5,015    $     6,678
     4      $ 15,015     $  17,546    $    20,399    $  7,599     $  10,129    $    12,982
     5      $ 18,488     $  22,262    $    26,687    $ 11,619     $  15,393    $    19,818
     6      $ 21,840     $  27,105    $    33,528    $ 15,541     $  20,806    $    27,228
     7      $ 25,059     $  32,066    $    40,959    $ 19,638     $  26,644    $    35,537
     8      $ 28,134     $  37,132    $    49,021    $ 23,705     $  32,704    $    44,592
     9      $ 31,057     $  42,298    $    57,763    $ 27,943     $  39,184    $    54,649
    10      $ 33,818     $  47,553    $    67,236    $ 33,818     $  47,553    $    67,236
    15      $ 46,227     $  76,912    $   131,179    $ 46,227     $  76,912    $   131,179
    20      $ 54,525     $ 109,449    $   230,603    $ 54,525     $ 109,449    $   230,603
    25      $ 55,429     $ 141,705    $   382,601    $ 55,429     $ 141,705    $   382,601
    30      $ 45,373     $ 168,882    $   614,282    $ 45,373     $ 168,882    $   614,282
    35      $ 18,216     $ 181,564    $   965,210    $ 18,216     $ 181,564    $   965,210
    40            **     $ 165,659    $ 1,496,936          **     $ 165,659    $ 1,496,936
    45            **     $  89,372    $ 2,292,117          **     $  89,372    $ 2,292,117
    50            **            **    $ 3,460,147          **            **    $ 3,460,147
    55            **            **    $ 5,151,953          **            **    $ 5,151,953
    60            **            **    $ 7,599,094          **            **    $ 7,599,094
    65            **            **    $11,193,206          **            **    $11,193,206
------------------------------------------------------------------------------------------

 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                   Appendix I: Hypothetical illustrations    I-5

Appendix II: MSO Early Distribution Adjustment Examples

--------------------------------------------------------------------------------

              HYPOTHETICAL EARLY DISTRIBUTION ADJUSTMENT EXAMPLES

A. EXAMPLES OF EARLY DISTRIBUTION ADJUSTMENT TO DETERMINE SEGMENT DISTRIBUTION VALUE

The following examples represent a policy owner who has invested in both Segments 1 and 2. They are meant to show how much value is available to a policy owner when there is a full surrender of the policy by the policy owner or other full distribution from these Segments as well as the impact of Early Distribution Adjustments on these Segments. The date of such hypothetical surrender or distribution is the Valuation Date specified below and, on that date, the examples assume 9 months remain until Segment 1's maturity date and 3 months remain until Segment 2's maturity date.

Explanation of formulas and derivation of Put Option Factors is provided in notes (1)-(3) below.

------------------------------------------------------------------------------------------------------------------------------------
       DIVISION OF MSO INTO                      SEGMENT 1                                   SEGMENT 2
            SEGMENTS                   (DISTRIBUTION AFTER 3 MONTHS)               (DISTRIBUTION AFTER 9 MONTHS)         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Start Date                        3rd Friday of July, Calendar Year Y      3rd Friday of January, Calendar Year Y
------------------------------------------------------------------------------------------------------------------------------------
Maturity Date                    3rd Friday of July, Calendar Year Y+1     3rd Friday of January, Calendar Year Y+1
------------------------------------------------------------------------------------------------------------------------------------
Segment Term                                      1 year                                       1 year
------------------------------------------------------------------------------------------------------------------------------------
Valuation Date                  3rd Friday of October, Calendar Year Y      3rd Friday of October, Calendar Year Y
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SEGMENT ACCOUNT                           1,000                                        1,000                     2,000
------------------------------------------------------------------------------------------------------------------------------------
Variable Index Benefit Charge                     0.75%                                        0.75%
------------------------------------------------------------------------------------------------------------------------------------
Remaining Segment Term             9 months/12 months = 9/12 = 0.75            3 months/12 months = 3/12 = 0.25
------------------------------------------------------------------------------------------------------------------------------------

EXAMPLE I - THE INDEX IS DOWN 10% AT THE TIME OF THE EARLY DISTRIBUTION
ADJUSTMENT

--------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                -10%
--------------------------------------------------------------------------------
Put Option Factor                                   0.020673
--------------------------------------------------------------------------------
                                Put Option Component:
                                1000 * 0.020673 = 20.67

                                Charge Refund Component:
                                1000* 0.75* (0.0075/(1 - 0.0075)) = 5.67

                                Total EDA:
                                20.67 - 5.67 = 15.00
Early Distribution Adjustment
--------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                   1000 - 15.00 = 985.00
--------------------------------------------------------------------------------
% change in principal due to                         -2.067%
the Put Option Component
--------------------------------------------------------------------------------
% change in principal due to                          0.567%
the Charge Refund Component
--------------------------------------------------------------------------------
Total % change in Segment                             -1.50%
Account Value due to the EDA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                -10%                           TOTAL
--------------------------------------------------------------------------------------------
Put Option Factor                                   0.003425
--------------------------------------------------------------------------------------------
                                Put Option Component:
                                1000* 0.003425 = 3.43

                                Charge Refund Component:
                                1000* 0.25 * (0.0075/(1 - 0.0075)) = 1.89

                                Total EDA:
                                3.43 - 1.89 = 1.54
Early Distribution Adjustment                                                          16.54
--------------------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                    1000 - 1.54 = 998.46                  1,983.46
--------------------------------------------------------------------------------------------
% change in principal due to                          -0.343%
the Put Option Component
--------------------------------------------------------------------------------------------
% change in principal due to                           0.189%
the Charge Refund Component
--------------------------------------------------------------------------------------------
Total % change in Segment                             -0.15%
Account Value due to the EDA
--------------------------------------------------------------------------------------------


II-1    Appendix II: MSO Early Distribution Adjustment Examples

EXAMPLE II - THE INDEX IS UP 10% AT THE TIME OF THE EARLY DISTRIBUTION
ADJUSTMENT

--------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                 10%
--------------------------------------------------------------------------------
Put Option Factor                                   0.003229
--------------------------------------------------------------------------------
                                Put Option Component:
                                1000* 0.003229 = 3.23

                                Charge Refund Component:
                                1000* 0.75* (0.0075/(1 - 0.0075)) = 5.67

                                Total EDA:
                                3.23 - 5.67 = -2.44
Early Distribution Adjustment
--------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                  1000 - (-2.44) = 1002.44
--------------------------------------------------------------------------------
% change in principal due to                         -0.323%
the Put Option Component
--------------------------------------------------------------------------------
% change in principal due to                          0.567%
the Charge Refund Component
--------------------------------------------------------------------------------
Total % change in Segment                             0.244%
Account Value due to the EDA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                 10%                           TOTAL
--------------------------------------------------------------------------------------------
Put Option Factor                                   0.000037
--------------------------------------------------------------------------------------------
                                Put Option Component:
                                1000* 0.000037 = 0.04

                                Charge Refund Component:
                                1000* 0.25* (0.0075/(1 - 0.0075)) = 1.89

                                Total EDA:
                                0.04 - 1.89 = -1.85
Early Distribution Adjustment                                                          -4.29
--------------------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                   1000 - (-1.85) = 1001.85               2,004.29
--------------------------------------------------------------------------------------------
% change in principal due to                          -.004%
the Put Option Component
--------------------------------------------------------------------------------------------
% change in principal due to                          0.189%
the Charge Refund Component
--------------------------------------------------------------------------------------------
Total % change in Segment                             0.185%
Account Value due to the EDA
--------------------------------------------------------------------------------------------

EXAMPLE III - THE INDEX IS DOWN 40% AT THE TIME OF THE EARLY DISTRIBUTION ADJUSTMENT

--------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                -40%
--------------------------------------------------------------------------------
Put Option Factor                                   0.163397
--------------------------------------------------------------------------------
                                Put Option Component:
                                1000* 0.163397 = 163.40

                                Charge Refund Component:
                                1000* 0.75* (0.0075/(1 - 0.0075)) = 5.67

                                Total EDA:
                                163.40 - 5.67 = 157.73
Early Distribution Adjustment
--------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                   1000 - 157.73 = 842.27
--------------------------------------------------------------------------------
% change in principal due to                         -16.34%
the Put Option Component
--------------------------------------------------------------------------------
% change in principal due to                          0.567%
the Charge Refund Component
--------------------------------------------------------------------------------
Total % change in Segment                           -15.773%
Account Value due to the EDA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                -40%                         TOTAL
--------------------------------------------------------------------------------------------
Put Option Factor                                    0.152132
--------------------------------------------------------------------------------------------
                                Put Option Component:
                                1000* 0.152132 = 152.13

                                Charge Refund Component:
                                1000* 0.25* (0.0075/(1 - 0.0075)) = 1.89

                                Total EDA:
                                152.13 - 1.89 = 150.24
Early Distribution Adjustment                                                       307.97
--------------------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                    1000 - 150.24 = 849.76              1,692.03
--------------------------------------------------------------------------------------------
% change in principal due to                         -15.213%
the Put Option Component
--------------------------------------------------------------------------------------------
% change in principal due to                           0.189%
the Charge Refund Component
--------------------------------------------------------------------------------------------
Total % change in Segment                            -15.024%
Account Value due to the EDA
--------------------------------------------------------------------------------------------


                 Appendix II: MSO Early Distribution Adjustment Examples    II-2

EXAMPLE IV - THE INDEX IS UP 40% AT THE TIME OF THE EARLY DISTRIBUTION
ADJUSTMENT

--------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                 40%
--------------------------------------------------------------------------------
Put Option Factor                                   0.000140
--------------------------------------------------------------------------------
                                Put Option Component:
                                1000* 0.000140 = 0.14

                                Charge Refund Component:
                                1000* 0.75* (0.0075/(1 - 0.0075)) = 5.67

                                Total EDA:
                                0.14 - 5.67 = -5.53
Early Distribution Adjustment
--------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                  1000 - (-5.53) = 1005.53
--------------------------------------------------------------------------------
% change in principal due to                         -0.014%
the Put Option Component
--------------------------------------------------------------------------------
% change in principal due to                          0.567%
the Charge Refund Component
--------------------------------------------------------------------------------
Total % change in Segment                             0.553%
Account Value due to the EDA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE                                40%                           TOTAL
--------------------------------------------------------------------------------------------
Put Option Factor                                  0.000000
--------------------------------------------------------------------------------------------
                                Put Option Component:
                                1000* .000000 = 0.00

                                Charge Refund Component:
                                1000* 0.25* (0.0075/(1 - 0.0075)) = 1.89

                                Total EDA:
                                0.00 - 1.89 = -1.89
Early Distribution Adjustment                                                         -7.42
--------------------------------------------------------------------------------------------
SEGMENT DISTRIBUTION VALUE                  1000 - (-1.89) = 1001.89               2,007.42
--------------------------------------------------------------------------------------------
% change in principal due to                           0%
the Put Option Component
--------------------------------------------------------------------------------------------
% change in principal due to                         0.189%
the Charge Refund Component
--------------------------------------------------------------------------------------------
Total % change in Segment                            0.189%
Account Value due to the EDA
--------------------------------------------------------------------------------------------

(1) Early Distribution Adjustment = (Segment Account Value) x [ (Put Option Factor) - (Number of days between Valuation Date and Maturity Date) /( Number of days between Start Date and Maturity Date) x ( 0.0075 / (1 - 0.0075) )]. The denominator of the charge refund component of this formula, i.e. , "(1-0.0075)," is an adjustment that is necessary in order for the pro-rata refund of the Variable Index Benefit Charge to be based on the gross amount on which that charge was paid by the policy owner on the Segment Start Date.

(2) Segment Distribution Value = (Segment Account Value) - (Early Distribution Adjustment).

(3) Derivation of Put Option Factor: In practice, the Put Option Factor will be calculated based on a Black Scholes model, with input values which are consistent with current market prices. We will utilize implied volatility quotes - the standard measure used by the market to quote option prices - as an input to a Black Scholes model in order to derive the estimated market prices. The input values to the Black Scholes model that have been utilized to generate the hypothetical examples above are as follows: (1) Implied volatility - 25%; (2) Libor rate corresponding to remainder of segment term - 1.09% annually; (3) Index dividend yield - 2% annually.


B. EXAMPLE OF AN EARLY DISTRIBUTION ADJUSTMENT CORRESPONDING TO A LOAN ALLOCATED TO SEGMENTS, FOR THE SEGMENT DISTRIBUTION VALUES AND SEGMENT ACCOUNT VALUES LISTED ABOVE FOR A CHANGE IN INDEX VALUE OF -40%

This example is meant to show the effect on a policy if, rather than a full distribution, you took a loan in the circumstances outlined in Example III above when the Index is down 40%. Thus the policy owner is assumed to have an initial Segment Account Value of 1,000 in each of Segment 1 and Segment 2. It is also assumed that 9 months remain until Segment 1's maturity date and 3 months remain until Segment 2's maturity date.

Loan Amount: 750
Loan Date: 3rd Friday of October, Calendar Year Y

Explanation of formulas is provided in notes (a) -(d) below.

THE INDEX IS DOWN 40% AT THE TIME OF THE EARLY DISTRIBUTION ADJUSTMENT

--------------------------------------------------------------------------------
 CHANGE IN INDEX VALUE               -40%          -40%          TOTAL
--------------------------------------------------------------------------------
Segment Account Value before       1,000.00      1,000.00      2,000.00
Loan
--------------------------------------------------------------------------------
Loan Allocation(a)                   373.34        376.66        750.00
--------------------------------------------------------------------------------
Early Distribution Adjustment(b)      69.91         66.59        136.55
--------------------------------------------------------------------------------
Segment Account Value after          556.73        556.72      1,113.45
Loan(c)
--------------------------------------------------------------------------------
Segment Distribution Value           468.93        473.10        942.03
after Loan(d)
--------------------------------------------------------------------------------


II-3    Appendix II: MSO Early Distribution Adjustment Examples

(a) When more than one Segment is being used, we would allocate the loan between the Segments proportionately to the Segment Distribution Value in each. We take the Segment Distribution Value of each Segment (shown in Example III above) and divide it by the total Segment Distribution Values for Segments 1 and 2. This gives us the proportionate amount of the loan that should be allocated to each Segment. For example, for Segment 1, that would be 750 x (842.27/1,692.03) = 373.34.

(b) This is the Early Distribution Adjustment that would be deducted from each Segment, as a result of the loan, based on the amount of the loan that is allocated to that Segment. It is equal to a percentage of the Early Distribution Adjustment that would apply if a full distribution from the Segment were being made, rather than only a partial distribution. This percentage would be 44.32545% for Segment 1 in this example: i.e., 373.34 (the amount of reduction in Segment Distribution Value as a result of the loan) divided by 842.27 (the Segment Distribution Value before the loan). Thus, the Early Distribution Adjustment that is deducted for Segment 1 due to the loan in this example would be 69.91 (i.e., 44.32545% of the 157.73 Early Distribution adjustment shown in Example III above that would apply if a full rather than only a partial distribution from the Segment were being made). Of this 69.91, 72.43 would be attributable to the Put Option Component and -2.51 would be attributable to the Charge Refund Component (which are calculated by applying 44.32545% to the 163.40 Put Option Component and the 5.67 Charge Refund Component shown in Example III). Similarly, the Early Distribution Adjustment deducted as a result of the loan from Segment 2 would be 66.59, of which 67.43 would be attributable to the Put Option Component and -0.84 would be attributable to the Charge Refund Component.

(c) The Segment Account Value after Loan represents the Segment Account Value before Loan minus the Loan Allocation and the Early Distribution Adjustment. For example, for Segment 1, that would be 1,000 - 373.34 -
      69.93 = 556.73.

(d) Segment Distribution Value after Loan represents the amount a policy owner would receive from a Segment if they decided to surrender their policy immediately after this loan transaction. We would take the pre-loan Segment Distribution Value (shown in Example III above) and subtract the Loan Allocation. For example, for Segment 1, that would be 842.27 - 373.34 = 468.93.

                 Appendix II: MSO Early Distribution Adjustment Examples    II-4

Appendix III: Calculating the alternate death benefit

--------------------------------------------------------------------------------

USING THE GUIDELINE PREMIUM TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death and that there is no outstanding debt. We also assume that the owner selected the guideline premium test. Policy 1 shows what the death benefit would be for a policy with low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times the death benefit percentage. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $42,000 ($35,000 x 120%) and the alternate death benefit for Policy 2 is $102,000 ($85,000 x 120%). The basic death benefit under Option A is equal to the face amount ($100,000) on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($42,000) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit ($102,000), since the alternate death benefit ($102,000) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $42,000) and Policy 2 (since $185,000 is greater than $102,000).

--------------------------------------------------------------------------------
                                                   POLICY 1        POLICY 2
--------------------------------------------------------------------------------
  Face Amount                                      $100,000        $100,000
  Policy Account Value on the Date of Death        $ 35,000        $ 85,000
  Death Benefit Percentage                           120%            120%
  Death Benefit under Option A                     $100,000        $102,000
  Death Benefit under Option B                     $135,000        $185,000
--------------------------------------------------------------------------------

USING THE CASH VALUE ACCUMULATION TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death, is a male preferred non-tobacco user, and that there is no outstanding debt. We also assume that the owner selected the cash value accumulation test. Policy 1 shows what the death benefit would be for a policy with a low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times a death benefit percentage which will be specified in your policy, and which varies based upon the insured's attained age, sex and risk class. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $64,995 ($35,000 x 185.7%) and the alternate death benefit for Policy 2 is $157,845 ($85,000 x 185.7%). The basic death benefit under Option A is equal to the face amount on ($100,000) the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($64,995) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit ($102,000), since the alternate death benefit ($157,845) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $64,995) and Policy 2 (since $185,000 is greater than $157,845).


--------------------------------------------------------------------------------
                                                   POLICY 1        POLICY 2
--------------------------------------------------------------------------------
  Face Amount                                      $ 100,000       $ 100,000
  Policy Account Value on the Date of Death        $  35,000       $  85,000
  Death Benefit Percentage                           185.7%          185.7%
  Death Benefit under Option A                     $ 100,000       $ 157,845
  Death Benefit under Option B                     $ 135,000       $ 185,000
--------------------------------------------------------------------------------

III-1    Appendix III: Calculating the alternate death benefit

Appendix IV: Policy variations

--------------------------------------------------------------------------------

You should note that your policy's options, features and charges may vary from what is described in this prospectus depending on the approximate date on which your purchased your policy. You may not be able to change your policy or its features after issue. This Appendix reflects policy variations that differ from what is described in this prospectus but may have been in effect at the time your policy was issued. If you purchased your policy during the "Approximate Time Period" below, the noted variation may apply to you.

For more information about particular options, features and charges available under your policy based on when you purchased it, please contact your financial professional and/or refer to your policy.



------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD   FEATURE                                        VARIATION
------------------------------------------------------------------------------------------------------------------------------------
June 2010 - May 2011       Cash Value Plus Rider (rider form no. R07-80   In order to elect the rider, the policy must have
                           or state variation)                            had a minimum face amount of $1 million with
                                                                          an initial annualized planned periodic premium
                                                                          of at least $50,000.

                                                                          If this rider was elected, there was a one-time
                                                                          charge of $250 deducted in a lump sum from
                                                                          the initial net premium, after deduction of the
                                                                          premium charge.

                                                                          The rider will terminate on the earliest of the
                                                                          following dates: 1) The end of the eighth policy
                                                                          year; or 2) The date the policy ends without
                                                                          value at the end of the Grace Period or other-
                                                                          wise terminates.

                                                                          If the policy is surrendered in full while the
                                                                          rider is in effect, any refund of the premium
                                                                          charge and reduction in the surrender charge
                                                                          will not be subject to a cumulative premium-
                                                                          based cap on the rider benefits.
------------------------------------------------------------------------------------------------------------------------------------




                                         Appendix IV: Policy variations     IV-1

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2011, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 1-800-777-6510 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335


STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
                                                                  PAGE


Who is AXA Equitable?............................................    2

Ways we pay policy proceeds......................................    2

Distribution of the policies.....................................    2

Underwriting a policy............................................    2

Insurance regulation that applies to AXA Equitable...............    2

Custodian and independent registered public accounting firm......    2

Financial statements.............................................    2


















                                                                       811-04335

Incentive Life Optimizer(R) II
An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2011


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Incentive Life Optimizer(R) II prospectus, dated May 1, 2011. The prospectus provides detailed information concerning the policy, as well as information about the MSO, the variable investment options, and the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP.


Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The MSO investment option is a part of AXA Equitable's Separate Account No. 67. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.

A copy of the prospectus is available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 and requesting through our AXA Equitable VOICE IT interactive telephone, or by contacting your financial professional.

TABLE OF CONTENTS
Who is AXA Equitable?                                                        2
Ways we pay policy proceeds                                                  2
Distribution of the policies                                                 2
Underwriting a policy                                                        2
Insurance regulation that applies to AXA Equitable                           2
Custodian and independent registered public accounting firm                  2
Financial statements                                                         2





Copyright 2011. AXA Equitable Life Insurance Company, New York, New York 10104.
                             All rights reserved.




                                                                          x03441

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2010, 2009 and 2008, AXA Advisors was paid an administrative
services fee of $      . AXA Equitable paid AXA Advisors as the distributor of
certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP,
$            in 2010, $           in 2009 and $          in 2008. Of these, AXA
Advisors retained $         , $          and $         , respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain contracts, including these policies, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate
Account FP, $          in 2010, $          in 2009 and $          in 2008. Of
these, AXA Distributors (or EDI, as applicable) retained $         , $
and $         , respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.


INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

                                     PART C

Item 26. Exhibits

        (a)             Certified resolution re Authority to Market Variable Life Insurance and
                        Establish Separate Accounts, incorporated herein by reference to
                        Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

        (b)             Inapplicable.

        (c)(i)          Broker-Dealer and General Agent Sales Agreement, incorporated herein by reference to Exhibit 1-A(3)(b) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

        (c)(ii)         Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (now AXA
                        Advisors, LLC), Equitable and Equitable Variable dated as of May 1, 1994, incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form S-6,
                        File No. 333-17663, filed on December 11, 1996.

        (c)(iii)        Distribution Agreement for services by The Equitable Life Assurance Society of the United States
                        to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated herein by reference to Exhibit No. 1-A(10)(c) to Registration Statement on Form S-6, File No. 333-17663, filed on
                        April 19, 2001.

        (c)(iv)         Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life
                        Assurance Society of the United States dated January 1, 2000, incorporated herein by reference to
                        Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, File No. 333-17663, filed on April 19, 2001.

        (c)(v)          General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the
                        United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h)
                        to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

        (c)(vi)         First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life
                        Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed
                        April 19, 2004.

        (c)(vii)        Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life
                        Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed
                        April 19, 2004.

        (c)(viii)       Form of BGA Sales Agreement for Fixed and Variable Life Insurance and Annuity Products incorporated herein by reference to Exhibit (c)(iv)(e) to Registration Statement File No. 333-103202 filed on
                        April 27, 2004.

        (c)(ix)         The information concerning commissions included in the SAIs forming part of this registration statement under "How we market the policies" is incorporated herein by reference.

        (c)(x)          Third Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The
                        Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File
                        No. 333-127445), filed on August 11, 2005.

        (c)(xi)         Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The
                        Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration Statement on Form N-4 (File
                        No. 333- 127445), filed on August 11, 2005.

        (c)(xii)        Fifth Amendment, dated as of November 1, 2006, to General Agent Sales Agreement dated as of January
                        1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC
                        and its subsidiaries incorporated herein by reference to Exhibit 4(p) to Registration Statement on
                        Form N-4 (File No. 2-30070), filed on April 24, 2007.

        (c)(xiii)       Sixth Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                        January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable
                        Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

        (c)(xiv)        Seventh Amendment, dated as of February 15, 2008, to General Agent Sales Agreement dated as of
                        January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable
                        Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

        (c)(xv)         Eighth Amendment, dated as of November 1, 2008, to General Agent Sales Agreement dated as of
                        January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable
                        Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

+       (d)(i)          Flexible Premium Variable Life Insurance Policy (95-300) (Corporate Incentive Life) (Equitable),
                        incorporated herein by reference to Exhibit No. 1-A(5)(a)(iv) to Registration Statement on Form S-6,
                        File No. 333-17663, filed on December 11, 1996.

        (d)(ii)         Flexible Premium Variable Life Insurance Policy (99-300), incorporated herein by reference to Exhibit
                        No. 1-A(5)(a)(vi) to Registration Statement on Form S-6, File No. 333-17663, filed on March 1, 1999.

        (d)(iii)        Form of Flexible Premium Variable Life Insurance Policy for Incentive Life '02 (02-300),
                        incorporated herein by reference to Exhibit No. 1-A(5)(a)(vii) to Registration Statement on
                        Form S-6, File No. 333-17663, filed on August 9, 2002.

+       (d)(iv)         Option to Purchase Additional Insurance Rider (R94-204) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(d) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

+       (d)(v)          Substitution of Insured Rider (R94-212) (Equitable), incorporated herein by reference to Exhibit
                        No. 1-A(5)(f) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

+       (d)(vi)         Renewable Term Insurance Rider on the Insured (R94-215) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(h) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

+       (d)(vii)        Disability Rider - Waiver of Monthly Deductions (R94-216) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(j) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

+       (d)(viii)       Disability Rider - Waiver of Premiums (R94-216A) (Equitable), incorporated herein by reference to Exhibit
                        No. 1-A(5)(l) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(ix)         Accelerated Death Benefit Rider (R94-102) (Equitable), incorporated herein by reference to Exhibit
                        No. 1-A(5)(p) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(x)          Accounting Benefit Rider (S.94-118) (Equitable), incorporated herein by reference to Exhibit No.
                        1-A(5)(t) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(xi)         Unisex Rider with Table of Guaranteed Payments Endorsement (S.99-33), incorporated herein by reference to Exhibit No. 1-A(5)(z)(iii) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on March 1, 1999.

        (d)(xii)(a)     Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32), incorporated herein by reference to Exhibit No. 1-A(5)(z)(iv) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on March 1, 1999.

        (d)(xii)(b)     Form of Paid Up Death Benefit Guarantee Endorsement (S.09-30) previously filed with this Registration
                        Statement File No. 333-103199 on June 17, 2010.

        (d)(xiii)(a)    Form of Enhanced Death Benefit Guarantee Rider (R99-100), incorporated herein by reference to Exhibit
                        No. 1-A(5)(z)(v) to Registration Statement on Form S-6, File No. 333-17663, filed on March 1, 1999.

        (d)(xiii)(b)    Form of Enhanced Death Benefit Guarantee Rider (R10-40) previously filed with this Registration Statement
                        File No. 333-103199 on June 17, 2010.

        (d)(xiv)        Form of Waiver of Surrender Charge Due to Tax Law Change Endorsement (S.01-WSC), incorporated herein by reference to Exhibit No. (d)(v) to Registration Statement on Form S-6, File No. 333-76130, filed on December 31, 2001.

        (d)(xv)         Form of Paid Up Death Benefit Guarantee Endorsement for Incentive Life '02 (S.02-60), incorporated herein by reference to Exhibit No. 1-A(5)(z)(vi) to Registration Statement on Form S-6, File No.333-17663,
                        filed on August 9, 2002.

        (d)(xvi)        Children's Term Insurance Rider (R94-218) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xvii)       Integrated Term Insurance Rider (R00-10) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xviii)      Renewable Term Insurance on the Additional Insured Person (R94-217) previously filed with this
                        Registration Statement File No. 333-103199 on February 13, 2003.

        (d)(xix)        Cost of Living Rider (R96-101) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xx)         Accidental Death Benefit Rider (R94-219) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xxi)        Form of Flexible Premium Variable Life Insurance Policy (03-400) (Corporate Incentive Life) previously filed with this Registration Statement, File No. 333-103199 on November 17, 2003.

        (d)(xxii)       Form of Flexible Premium Variable Life Insurance Policy for Incentive Life '06 (05-200) previously filed with this Registration Statement File No. 333-103199 on July 11, 2005.

        (d)(xxiii)      Form of Paid Up Death Benefit Guarantee Endorsement for Incentive Life '06 (S.05-30)
                        previously filed with this Registration Statement File No. 333-103199 on July 11, 2005.

        (d)(xxiv)       Form of Loan Extension Endorsement for Incentive Life '06 (S.05-20) previously filed with this
                        Registration Statement File No. 333-103199 on July 11, 2005.

        (d)(xxv)        Form of Accelerated Death Benefit for Long-Term Care Services Rider, previously filed with this Registration
                        Statement File No. 333-103199 on June 21, 2006.

        (d)(xxvi)(a)    Form of Flexible Premium Variable Life Insurance Policy for Incentive Life Optimizer (08-200), previously filed with this Registration Statement, File No. 333-103199 on September 3, 2008.

        (d)(xxvi)(b)    Form of Flexible Premium Variable Life Insurance Policy for Incentive Life Optimizer II (ICC10-100) is filed herewith.

        (d)(xxvii)      Cash Value Plus Rider (R07-80), previously filed with this Registration Statement, File No. 333-103199 on
                        September 3, 2008.

        (d)(xxviii)     Variable Indexed Option Rider (R09-30), previously filed with this Registration Statement, File No.
                        333-103199 on April 21, 2010.

        (e)(i)          Application EV4-200Y (Equitable), incorporated herein by reference to Exhibit No. 1-A(10)(b) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (e)(ii)         Form of Application (AXAV1-2002), incorporated herein by reference to Exhibit No. 1-A(10)(b)(ii) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on August 9, 2002.

        (e)(iii)        Form of Application (AXA301-1), previously filed with this Registration Statement, File No. 333-103199 on November 17, 2003.

        (e)(iii)(a)     Revised Form of Application (AXA301-01), previously filed with this Registration Statement File No.
                        333-103199 on April 22, 2008.

        (e)(iv)         Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

        (e)(iv)(a)      Revised Form of Application for Life Insurance (Form AMIGV-2005), previously filed with this Registration
                        Statement File No. 333-103199 on April 22, 2008.

        (e)(iv)(b)      Revised Form of Application for Life Insurance (Form AMIGV-2009), previously filed with this Registration
                        Statement, File No. 333-103199 on April 21, 2010.

        (e)(iv)(c)      Form of Application for Life Insurance (10-100) previously filed with this Registration Statement File No.
                        333-103199 on June 17, 2010.

        (e)(v)          Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL-SIL '02 2005),
                        previously filed with this Registration Statement File No. 333-103199 on April 25, 2007.

        (e)(v)(a)       Revised Form of Variable Life Supplement to the Application (Form No. VUL-GV/IL-SIL '02 2005), previously filed with this Registration Statement File No. 333-103199 on April 22, 2008.

        (e)(vi)         Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL '06 2005), previously filed with this Registration Statement File No. 333-103199 on April 22, 2008.

        (e)(vii)        Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL Opt 2008), previously filed with this Registration Statement, File No. 333-103199 on April 22, 2008.

        (e)(viii)       Form of Variable Universal Life Supplement to the Application (180-6006a-rev. 2009), previously filed with this Registration Statement, File No. 333-103199 on April 21, 2010.

        (f)(i)(a)       Declaration and Charter of Equitable, as amended January 1, 1997, incorporated herein by reference to Exhibit No. 1-A(6)(a) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on April 30, 1997.

        (f)(i)(b)       Restated Charter of AXA Equitable, as amended December 6, 2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

        (f)(ii)(a)      By-Laws of Equitable, as amended November 21, 1996, incorporated herein by reference to
                        Exhibit No. 1-A(6)(b) to Registration Statement on Form S-6, File No. 333-17663, filed on April 30, 1997.

        (f)(ii)(b)      By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to
                        Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

        (g)             Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance
                        Society of the United States previously filed with this Registration Statement on April 4, 2003.

        (h)(i)          Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable
                        Distributors, Inc. (now AXA Distributors LLC) and EQ Financial Consultants, Inc.
                        (now AXA Advisors, LLC), incorporated herein by reference to the Registration Statement of
                        EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on August 28, 1997.

        (h)(ii)         Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society
                        of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC,
                        incorporated herein by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730,
                        filed on December 5, 2001.

        (h)(iii)        Form of Participation Agreement among The Equitable Life Assurance Society of the United States,
                        The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on October 8, 2002.

        (h)(iv)         Form of Participation Agreement among OCC Accumulation Trust, Equitable Life Assurance Society of
                        the United States, OCC Distributors LLC and OPCAP Advisors LLC, incorporated herein by reference to
                        Exhibit No. 1-A(9)(e) to Registration Statement on Form S-6, File No. 333-17663, filed on October 8, 2002.

        (h)(v)          Form of Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products
                        Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III and The Equitable
                        Life Assurance Society of the United States and Form of Sub License agreement between The Equitable Life
                        Assurance Society of the United States and Fidelity Distributors Corporation previously filed with this Registration Statement on April 4, 2003.

        (h)(vi)         Form of Participation Agreement among BARR Rosenberg Variable Insurance Trust, BARR ROSENBERG FUNDS
                        DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Society
                        of the United States incorporated herein by reference to Exhibit No. 27(h)(vi) to amended Registration
                        Statement File No. 333-103202, filed on August 4, 2003.

        (h)(vii)        Form of Participation Agreement among EQ Advisors Trust, Equitable, AXA Distributors LLC and AXA Advisors,
                        LLC incorporated herein by reference to Exhibit No. 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to
                        Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A
                        (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

        (i)             Administration Contracts. See (c)(ii),(iii) & (iv).

        (j)             Inapplicable.

        (k)             Opinion and Consent of Robin M. Wagner, Vice President and Counsel of Equitable previously filed with this
                        Registration Statement File No. 333-103199 on February 13, 2003.

        (k)(i)          Opinion and Consent of Dodie Kent, Vice President and Counsel of Equitable previously filed with this
                        Registration Statement File No. 333-103199 on April 27, 2004.

        (k)(ii)         Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable previously filed with this
                        Registration Statement File No. 333-103199 on September 12, 2005.

        (k)(iii)        Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable previously filed with this
                        Registration Statement File No. 333-103199 on April 20, 2009.

        (k)(iv)         Opinion and Consent of Dodie Kent, Vice President and Associate General Counsel of AXA Equitable previously filed with this Registration Statement File No. 333-103199 on April 21, 2010.

        (k)(v)          Opinion and Consent of Dodie Kent, Vice President and Associate General Counsel of AXA Equitable previously filed with this Registration Statement File No. 333-103199 on June 17, 2010.

        (l)(i)          Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of AXA Equitable previously filed with this Registration Statement File No. 333-103199 on April 21, 2010.

        (l)(ii)         Opinion and Consent of Andrew Buckley, FSA, MAAA, Vice President and Actuary of AXA Equitable previously filed with this Registration Statement File No. 333-103199 on June 17, 2010.

        (m)(i)          Sample Calculation for Illustrations previously filed with this Registration Statement File No. 333-103199 on April 21, 2010.

        (m)(ii)         Sample Calculation for Illustrations previously filed with this Registration Statement File No. 333-103199 on June 17, 2010.

        (n)(i)          Consent of independent registered public accounting firm to be filed by Amendment.

        (n)(ii)         Powers of Attorney is filed herewith.

        (o)             Inapplicable.

        (p)             Inapplicable.

        (q)             Description of Equitable's Issuance, Transfer and Redemption Procedures for Flexible
                        Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company
                        Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

----------------
+ State variations not included

Item 27: Directors and Officers of AXA Equitable.


         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                               Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834


Richard C. Vaughan                          Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTORS
-----------------

*Andrew J. McMahon                          President



OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         Separate Account FP of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

         AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

         The AXA Group Organizational Charts January 1st 2010 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4, filed July 26, 2010.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------
        AS OF :  JUNE 30, 2010

                                                                                 State of    State of
                                                                    Type of     Incorp. or   Principal   Federal
                                                                   Subsidiary    Domicile    Operation   Tax ID #
                                                                   ----------    --------    ---------   ---------

                                                                                -------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                             DE          NY      13-3623351
---------------------------------------------------------------------------------------------------------------------
  MONY Agricultural Investment Advisers, Inc.                      Operating        DE          CO      75-2961816
  -------------------------------------------------------------------------------------------------------------------
  MONY Capital Management, Inc.                                    Operating        DE          NY      13-4194065
  -------------------------------------------------------------------------------------------------------------------
  MONY Asset Management, Inc.                                      Operating        DE          NY      13-4194080
  -------------------------------------------------------------------------------------------------------------------
  787 Holdings, LLC                                                Operating        DE          NY      See Note 19
  -------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Notes 2 & 16)                            DE          NY      52-2197822
  -------------------------------------------------------------------------------------------------------------------
    AXA Financial (Bermuda) Ltd.*                                  Insurance     Bermuda      Bermuda   14-1903564
    -----------------------------------------------------------------------------------------------------------------
    AXA Distribution Holding Corporation  (Note 2)                                  DE          NY      13-4078005
    -----------------------------------------------------------------------------------------------------------------
      AXA Advisors, LLC     (Note 5)                                                DE          NY      13-4071393
      ---------------------------------------------------------------------------------------------------------------
      AXA Network, LLC     (Note 6)                                Operating        DE          NY      06-1555494
      ---------------------------------------------------------------------------------------------------------------
         AXA Network of Alabama, LLC                               Operating        AL          AL      06-1562392
         ------------------------------------------------------------------------------------------------------------
         AXA Network of Connecticut, Maine and New York, LLC       Operating        DE          NY      13-4085852
         ------------------------------------------------------------------------------------------------------------
         AXA Network Insurance Agency of Massachusetts, LLC        Operating        MA          MA      04-3491734
         ------------------------------------------------------------------------------------------------------------
         AXA Network of Nevada, Inc.                               Operating        NV          NV      13-3389068
         ------------------------------------------------------------------------------------------------------------
         AXA Network of Puerto Rico, Inc.                          Operating       P.R.        P.R.     66-0577477
         ------------------------------------------------------------------------------------------------------------
         AXA Network Insurance Agency of Texas, Inc.               Operating        TX          TX      75-2529724
      ---------------------------------------------------------------------------------------------------------------
      PlanConnect, LLC                                             Operating        DE          NY      27-1540220
    -----------------------------------------------------------------------------------------------------------------
    AXA Equitable Life Insurance Company (Note 2 & 9) *             Insurance       NY          NY      13-5570651
    -----------------------------------------------------------------------------------------------------------------
      Equitable Deal Flow Fund, L.P.                               Investment       DE          NY      13-3385076
      ---------------------------------------------------------------------------------------------------------------
         Equitable Managed Assets, L.P.                            Investment       DE          NY      13-3385080
      ---------------------------------------------------------------------------------------------------------------
      Real Estate Partnership Equities (various)                   Investment       **                       -
      ---------------------------------------------------------------------------------------------------------------
      Equitable Holdings, LLC  (Notes 3 & 4)                          HCO           NY          NY      22-2766036
      ---------------------------------------------------------------------------------------------------------------
         See Attached Listing A
      ---------------------------------------------------------------------------------------------------------------
      ACMC, LLC     (Note 4)                                          HCO           DE          NY      13-2677213
      ---------------------------------------------------------------------------------------------------------------
      EVSA, Inc.                                                   Investment       DE          PA      23-2671508
    -----------------------------------------------------------------------------------------------------------------
    AXA Equitable Life and Annuity Company * (Note 10, 17 & 18)     Insurance       NY          NY      13-3198083
    -----------------------------------------------------------------------------------------------------------------
    MONY Life Insurance Company *                                   Insurance       NY          NY      13-1632487
    -----------------------------------------------------------------------------------------------------------------
          See Attached Listing C
          -----------------------------------------------------------------------------------------------------------


                                                                                 Parent's
                                                                    Number of   Percent of
                                                                      Shares     Ownership           Comments
                                                                      Owned     or Control   (e.g., Basis of Control)
                                                                      -----     ----------   ------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **
-------------------------------------------------------------------
  MONY Agricultural Investment Advisers, Inc.                                     100.00%
  -----------------------------------------------------------------
  MONY Capital Management, Inc.                                                   100.00%
  -----------------------------------------------------------------
  MONY Asset Management, Inc.                                                     100.00%
  -----------------------------------------------------------------
  787 Holdings, LLC                                                               100.00%
  -----------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Notes 2 & 16)                     -    100.00%
  -----------------------------------------------------------------
    AXA Financial (Bermuda) Ltd.*                                       250,000   100.00%
    ---------------------------------------------------------------
    AXA Distribution Holding Corporation  (Note 2)                        1,000   100.00%
    ---------------------------------------------------------------
      AXA Advisors, LLC     (Note 5)                                         -    100.00%
      -------------------------------------------------------------
      AXA Network, LLC     (Note 6)                                          -    100.00%
      -------------------------------------------------------------
         AXA Network of Alabama, LLC                                         -    100.00%
         ----------------------------------------------------------
         AXA Network of Connecticut, Maine and New York, LLC                 -    100.00%
         ----------------------------------------------------------
         AXA Network Insurance Agency of Massachusetts, LLC                  -    100.00%
         ----------------------------------------------------------
         AXA Network of Nevada, Inc.                                              100.00%
         ----------------------------------------------------------
         AXA Network of Puerto Rico, Inc.                                         100.00%
         ----------------------------------------------------------
         AXA Network Insurance Agency of Texas, Inc.                      1,050   100.00%
      -------------------------------------------------------------
      PlanConnect, LLC                                                            100.00%
    ---------------------------------------------------------------
    AXA Equitable Life Insurance Company (Note 2 & 9) *               2,000,000   100.00%    NAIC # 62944
    ---------------------------------------------------------------
      Equitable Deal Flow Fund, L.P.                                         -         -     G.P. & L.P.
      -------------------------------------------------------------
         Equitable Managed Assets, L.P.                                      -         -     G.P.
      -------------------------------------------------------------
      Real Estate Partnership Equities (various)                             -         -     **
      -------------------------------------------------------------
      Equitable Holdings, LLC  (Notes 3 & 4)                                 -    100.00%
      -------------------------------------------------------------
         See Attached Listing A
      -------------------------------------------------------------
      ACMC, LLC     (Note 4)                                          5,000,000   100.00%
      -------------------------------------------------------------
      EVSA, Inc.                                                             50   100.00%
    ---------------------------------------------------------------
    AXA Equitable Life and Annuity Company * (Note 10, 17 & 18)                   100.00%
    ---------------------------------------------------------------
    MONY Life Insurance Company *                                                 100.00%
    ---------------------------------------------------------------
          See Attached Listing C
          ---------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------

      * Affiliated Insurer
     ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.
    *** All subsidiaries are corporations, except as otherwise noted.

        1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

        2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
               Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
               Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
               Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
               Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

        3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

        4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

            As of May 31, 2010, AXF's subsidiaries own 45.06% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
                 AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.54%),
                 AXA Equitable Life directly own 29,100,290 AllianceBernstein Units (10.55%),
                 ACMC, LLC own 66,220,822 AllianceBernstein Units (24%), and MONY owns 6,841,642 (2.48%) of AllianceBernstein Units and MLOA owns 2,587,472 (.94%) of AllianceBernstein Units

               AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

               In addition, ACMC, LLC own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AXA Equitable Life own 822,178 units of general partnership interest (0.29%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

        5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

        6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

        7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

        8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

        9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

        10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

        11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

        12. Effective May 26, 2005, Matrix Capital Markets Group was sold.

        12. Effective May 26, 2005, Matrix Private Equities was sold.

        13. Effective December 2, 2005, Advest Group was sold.

        14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

        15. Effective July 11, 2007, Frontier Trust Company, FSB was sold.

        16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

        17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

        18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

        19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.

            For federal tax purposes, it should generally use AXA Financial's
               EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------

Dissolved      - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                    sold to Credit Suisse Group.
               - 100 Federal Street Funding Corporation was dissolved August 31,
                    1998.
               - 100 Federal Street Realty Corporation was dissolved December
                    20, 2001.
               - CCMI Corp. was dissolved on October 7, 1999.
               - ELAS Realty, Inc. was dissolved January 29, 2002.
               - EML Associates, L.P. was dissolved March 27, 2001.
               - EQ Services, Inc. was dissolved May 11, 2001.
               - Equitable BJVS, Inc. was dissolved October 3, 1999.
               - Equitable Capital Management Corp. became ECMC, LLC on
                    November 30, 1999.
               - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
               - Equitable JVS II, Inc. was dissolved December 4, 1996
               - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                    dissolved on December 31, 2000.
               - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
               - EREIM Managers Corporation was dissolved March 27, 2001.
               - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
               - EVLICO, Inc. was dissolved in 1999.
               - Franconom, Inc. was dissolved on December 4, 2000.
               - GP/EQ Southwest, Inc. was dissolved October 21, 1997
               - HVM Corp. was dissolved on Feb. 16, 1999.
               - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
               - Prime Property Funding, Inc. was dissolved in Feb. 1999.
               - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
               - Six-Pac G.P., Inc. was dissolved July 12,1999
               - Paramount Planners, LLC., a direct subsidiary of AXA
                    Distribution Holding Corporation, was dissolved on December 5, 2003
               - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
               - ECLL Inc. was dissolved July 15, 2003
               - MONY Realty Partners, Inc. was dissolved February 2005.
               - Wil-Gro, Inc. was dissolved June, 2005.
               - Sagamore Financial LLC was dissolved August 31, 2006.
               - Equitable JVS was dissolved August, 2007.
               - Astor Times Square Corp. dissolved as of April 2007.
               - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
               - PC Landmark, Inc. has been administratively dissolved.
               - EJSVS, Inc. has been administratively dissolved.
               - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                State of    State of
                                                                                   Type of     Incorp. or   Principal      Federal
                                                                                  Subsidiary    Domicile    Operation     Tax ID #
                                                                                  ----------    --------    ---------     ---------
AXA Financial, Inc.
-------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------------
           Equitable Holdings, LLC
           -------------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                             Operating        DE          NY        13-3049038
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                              Operating        VT          VT        06-1166226
              ----------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                  Operating        DE          NY        13-3266813
              ----------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                           Investment       DE          NY        13-3544879
              ----------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                Operating        DE          NY        13-3633538
              ----------------------------------------------------------------------------------------------------------------------
                 See Attached Listing B
              ----------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                               Operating        DE          NY        52-2233674
              ----------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC               Operating        DE          AL        52-2255113
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                           Operating        DE       CT, ME,NY    06-1579051
                  ------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC          Operating        MA          MA        04-3567096
                 -------------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                 Operating        TX          TX        74-3006330
              ----------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                        Operating        DE          NY        13-3813232
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)       Operating        DE          NJ        22-3492811
              ----------------------------------------------------------------------------------------------------------------------


                                                                                             Parent's
                                                                                 Number of  Percent of
                                                                                  Shares    Ownership            Comments
                                                                                   Owned    or Control   (e.g., Basis of Control)
                                                                                   -----    ----------   ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -----------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                                  500    100.00%
              -------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                 1,000    100.00%
              -------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                         -    100.00%
              -------------------------------------------------------------------
                 Equitable Capital Private Income & Equity                                                ECMC is G.P.
                   Partnership II, L.P.                                                  -          -     ("Deal Flow Fund II")
              -------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                     100    100.00%
              -------------------------------------------------------------------
                 See Attached Listing B
              -------------------------------------------------------------------
              AXA Distributors, LLC                                                      -    100.00%
              -------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                      -    100.00%
                 ----------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                                  -    100.00%
                  ---------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC                 -    100.00%
                 ----------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                    1,000    100.00%
              -------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                           1,000    100.00%
              -------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)            100    100.00%
              -------------------------------------------------------------------


     * Affiliated Insurer


    Equitable Investment Corp merged into Equitable Holdings, LLC on
       November 30, 1999.
    Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
    Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA
       Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                              State of      State of
                                                                              Type of        Incorp. or     Principal       Federal
                                                                             Subsidiary       Domicile      Operation      Tax ID #
                                                                             ----------       --------      ---------      ---------
AXA Financial, Inc.
-------------------------------------------------------------------------
    AXA Equitable Financial Services, LLC   (Note 2)
    ---------------------------------------------------------------------
       AXA Equitable Life Insurance Company*
       ------------------------------------------------------------------
          Equitable Holdings, LLC
          --------------------------------------------------------------------------------------------------------------------------
             AllianceBernstein Corporation                                                      DE            NY         13-3633538
             -----------------------------------------------------------------------------------------------------------------------
                AllianceBernstein Holding L.P. (See Note 4 on Page 2)     HCO (NYSE: AB)        DE            NY         13-3434400
                --------------------------------------------------------------------------------------------------------------------
                AllianceBernstein L.P.  (See Note 4 on Page 2)              Operating           DE            NY         13-4064930
                --------------------------------------------------------------------------------------------------------------------
                   AllianceBernstein Trust Company, LLC                     Operating           NH            NY         13-4064930
                   -----------------------------------------------------------------------------------------------------------------
                   Cursitor Alliance LLC                                       HCO              DE            MA         22-3424339
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management LLC                             HCO              DE            NY              -
                   -----------------------------------------------------------------------------------------------------------------
                      Sanford C. Bernstein & Co., LLC                       Operating           DE            NY         13-4132953
                   -----------------------------------------------------------------------------------------------------------------
                   AllianceBernstein Corporation of Delaware                   HCO              DE            NY         13-2778645
                   -----------------------------------------------------------------------------------------------------------------
                      AllianceBernstein International, LLC.                 Operating           DE            NY              -
                      --------------------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein (Schweiz) GmbH          Operating      Switzerland    Switzerland         -
                      --------------------------------------------------------------------------------------------------------------
                      ACAM Trust Company Private Ltd.                       Operating         India          India            -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein (Argentina) S.R.L.                  Operating       Argentina      Argentina          -
                      --------------------------------------------------------------------------------------------------------------
                      ACM Software Services Ltd.                            Operating           DE            NY         13-3910857
                      --------------------------------------------------------------------------------------------------------------
                      Alliance Barra Research Institute, Inc.                  HCO              DE            NY         13-3548918
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                             HCO              DE           Japan       13-3009358
                      --------------------------------------------------------------------------------------------------------------
                               AllianceBernstein Japan Ltd.                 Operating         Japan          Japan            -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Invest. Management Australia
                        Limited                                             Operating       Australia      Australia          -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Global Derivatives Corp.            Operating           DE            NY         13-3626546
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Investimentos (Brazil) Ltda.        Operating         Brazil        Brazil            -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Limited                             Operating          U.K.          U.K.             -
                      --------------------------------------------------------------------------------------------------------------
                               ACM Bernstein GmbH                           Operating        Germany        Germany           -
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Services Limited           Operating          U.K.          U.K.             -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein (Luxembourg) S.A.                   Operating          Lux.          Lux.             -
                      --------------------------------------------------------------------------------------------------------------
                               AllianceBernstein (France) SAS               Operating         France        France            -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein (Mexico) S. de R.L. de C.V.         Operating         Mexico        Mexico            -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Australia Limited                   Operating       Australia      Australia          -
                      --------------------------------------------------------------------------------------------------------------
                      AllianceBernstein Canada, Inc.                        Operating         Canada        Canada       13-3630460
                      --------------------------------------------------------------------------------------------------------------

                                                                                               Parent's
                                                                                  Number of   Percent of
                                                                                   Shares     Ownership           Comments
                                                                                    Owned     or Control  (e.g., Basis of Control)
                                                                                    -----     ----------  ------------------------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------
              AllianceBernstein Corporation                                                               owns 1% GP interest in
                                                                                                          AllianceBernstein L.P. and
                                                                                                          100,000 GP units in
                                                                                                          AllianceBernstein Holding
                                                                                                          L.P.
              --------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)
                 -----------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)
                 -----------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                                         100.00%  Sole member interest
                    --------------------------------------------------------------
                    Cursitor Alliance LLC                                                        100.00%
                    --------------------------------------------------------------
                    Alliance Capital Management LLC                                              100.00%
                    --------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                                           100.00%
                    --------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                             10     100.00%
                    --------------------------------------------------------------
                       AllianceBernstein International, LLC.                                     100.00%  Owned by AllianceBerstein
                                                                                                          Corporation of Deleware
                       -----------------------------------------------------------
                                Sanford C. Bernstein (Schweiz) GmbH                              100.00%  Owned by AllianceBerstein
                                                                                                          International LLC.
                       -----------------------------------------------------------
                       ACAM Trust Company Private Ltd.                                           100.00%
                       -----------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                                       99.00%  AllianceBernstein Oceanic
                                                                                                          Corporation owns 1%
                       -----------------------------------------------------------
                       ACM Software Services Ltd.                                                100.00%
                       -----------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                         1,000     100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Japan Inc.
                       -----------------------------------------------------------
                                AllianceBernstein Japan Ltd.                                     100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Invest. Management Australia Limited                    100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.                      1,000     100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.                             99.00%  AllianceBernstein Oceanic
                                                                                                          Corporation owns 1%
                       -----------------------------------------------------------
                       AllianceBernstein Limited                                     250,000     100.00%
                       -----------------------------------------------------------
                                ACM Bernstein GmbH                                               100.00%
                                --------------------------------------------------
                                AllianceBernstein Services Limited                     1,000     100.00%
                       -----------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                             3,999      99.98%  AllianceBernstein Oceanic
                                                                                                          Corporation owns .025%
                       -----------------------------------------------------------
                                AllianceBernstein (France) SAS                                   100.00%
                       -----------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.                             100.00%
                       -----------------------------------------------------------
                       AllianceBernstein Australia Limited                                        50.00%  3rd party (NMFM) owns 50%
                       -----------------------------------------------------------
                       AllianceBernstein Canada, Inc.                                 18,750     100.00%
                       -----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                             State of      State of
                                                                              Type of       Incorp. or     Principal       Federal
                                                                             Subsidiary      Domicile      Operation      Tax ID #
                                                                             ----------      --------      ---------      ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  -------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     ----------------------------------------------------------------------
        Equitable Holdings, LLC
        ----------------------------------------------------------------------------------------------------------------------------
           AllianceBernstein Corporation                                                        DE            NY         13-3633538
           -------------------------------------------------------------------------------------------------------------------------
              AllianceBernstein L.P.                                         Operating          DE            NY         13-4064930
              ----------------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Corporation of Delaware (Cont'd)             HCO             DE            NY         13-2778645
                 -------------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Investment Research (Proprietary)      Operating      So Africa      So Africa          -
                       Limited
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein (Singapore) Ltd.                       Operating      Singapore      Singapore          -
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                   HCO         Mauritius      Mauritius          -
                    ----------------------------------------------------------------------------------------------------------------
                             Alliance Capital Asset Management               Operating        India          India            -
                                (India) Private Ltd
                             -------------------------------------------------------------------------------------------------------
                             AllianceBernstein Invest. Res. & Manage.        Operating        India          India            -
                                (India) Pvt
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Oceanic Corporation                       HCO             DE            NY         13-3441277
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Capital Real Estate, Inc.                       Operating          DE            NY         75-3165543
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Corporate Finance Group Incorporated.           Operating          DE            NY         52-1671668
                    ----------------------------------------------------------------------------------------------------------------
                    Alliance Eastern Europe, Inc.                               HCO             DE            NY         13-3802178
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Asset Management (Korea) Ltd.          Operating        Korea          Korea            -
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Investments, Inc.                      Operating          DE            NY         13-3191825
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Investor Services, Inc.                Operating          DE            TX         13-3211780
                    ----------------------------------------------------------------------------------------------------------------
                    AllianceBernstein Hong Kong Limited                      Operating      Hong Kong      Hong Kong          -
                    ----------------------------------------------------------------------------------------------------------------
                             AllianceBernstein Taiwan Ltd.                   Operating        Taiwan        Taiwan            -
                    ----------------------------------------------------------------------------------------------------------------
                    Sanford C. Bernstein Limited                             Operating         U.K.          U.K.             -
                    ----------------------------------------------------------------------------------------------------------------
                             Sanford C. Bernstein (CREST Nominees) Ltd.      Operating         U.K.          U.K.             -
                    ----------------------------------------------------------------------------------------------------------------
                    Sanford C. Bernstein Proprietary Limited                  Inactive      Australia      Australia          -
                    ----------------------------------------------------------------------------------------------------------------

                                                                                          Parent's
                                                                            Number of    Percent of
                                                                             Shares      Ownership            Comments
                                                                              Owned      or Control   (e.g., Basis of Control)
                                                                              -----      ----------   ------------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  -------------------------------------------------------------------------
     AXA Equitable Life Insurance Company*
     ----------------------------------------------------------------------
        Equitable Holdings, LLC
        -------------------------------------------------------------------
           AllianceBernstein Corporation
           ----------------------------------------------------------------
              AllianceBernstein L.P.
              -------------------------------------------------------------
                 AllianceBernstein Corporation of Delaware (Cont'd)
                 ----------------------------------------------------------
                    AllianceBernstein Investment Research (Proprietary)                  100.00%
                       Limited
                    -------------------------------------------------------
                    AllianceBernstein (Singapore) Ltd.                                   100.00%
                    -------------------------------------------------------
                    Alliance Capital (Mauritius) Private Ltd.                            100.00%
                    -------------------------------------------------------
                             Alliance Capital Asset Management                            75.00%   3rd party (Ankar Capital India
                                (India) Private Ltd                                                Pvt. Ltd.) owns 25%
                             ----------------------------------------------
                             AllianceBernstein Invest. Res. & Manage.                    100.00%
                                (India) Pvt
                    -------------------------------------------------------
                    AllianceBernstein Oceanic Corporation                     1,000      100.00%
                    -------------------------------------------------------
                    Alliance Capital Real Estate, Inc.                                   100.00%
                    -------------------------------------------------------
                    Alliance Corporate Finance Group Incorporated.            1,000      100.00%
                    -------------------------------------------------------
                    Alliance Eastern Europe, Inc.                                        100.00%
                    -------------------------------------------------------
                    AllianceBernstein Asset Management (Korea) Ltd.                      100.00%
                    -------------------------------------------------------
                    AllianceBernstein Investments, Inc.                         100      100.00%
                    -------------------------------------------------------
                    AllianceBernstein Investor Services, Inc.                   100      100.00%
                    -------------------------------------------------------
                    AllianceBernstein Hong Kong Limited                                  100.00%
                    -------------------------------------------------------
                             AllianceBernstein Taiwan Ltd.                                99.00%   Others own 1%
                    -------------------------------------------------------
                    Sanford C. Bernstein Limited                                         100.00%
                    -------------------------------------------------------
                             Sanford C. Bernstein (CREST Nominees) Ltd.                  100.00%   Devonshire House, 1 Mayfair
                                                                                                   Place
                    -------------------------------------------------------
                    Sanford C. Bernstein Proprietary Limited                             100.00%   Inactive
                    -------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q2-2010
-------------------------------------------------------------
LISTING C - MONY
----------------


                                                                                           State of       State of
                                                                           Type of        Incorp. or      Principal       Federal
                                                                          Subsidiary       Domicile       Operation      Tax ID #
                                                                          ----------       --------       ---------      ---------
AXA Financial, Inc.
------------------------------------------------------------------------------------------------------------------------------------
  MONY Agricultural Investment Advisers, Inc.                              Operating           DE             CO         75-2961816
  ----------------------------------------------------------------------------------------------------------------------------------
  MONY Capital Management, Inc.                                            Operating           DE             NY         13-4194065
  ----------------------------------------------------------------------------------------------------------------------------------
  MONY Asset Management, Inc.                                              Operating           DE             NY         13-4194080
  ----------------------------------------------------------------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ----------------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     -------------------------------------------------------------------------------------------------------------------------------
     MONY Life Insurance Company *                                         Insurance           NY             NY         13-1632487
      ------------------------------------------------------------------------------------------------------------------------------
        MONY International Holdings, LLC                                      HCO              DE             NY         13-3790446
        ----------------------------------------------------------------------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*     Insurance       Argentina       Argentina     98-0157781
           -------------------------------------------------------------------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                   HCO           Jamaica         Jamaica
           -------------------------------------------------------------------------------------------------------------------------
           MBT, Ltd.                                                       Operating    Cayman Islands  Cayman Islands   98-0152047
           -------------------------------------------------------------------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.               Operating         Brazil         Brazil
              ----------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*           Insurance    Cayman Islands  Cayman Islands   98-0152046
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company of America*                            Insurance           AZ             NY         86-0222062
        ----------------------------------------------------------------------------------------------------------------------------
        U.S. Financial Life Insurance Company *                            Insurance           OH             OH         38-2046096
        ----------------------------------------------------------------------------------------------------------------------------
        MONY Financial Services, Inc.                                         HCO              DE             NY         11-3722370
        ----------------------------------------------------------------------------------------------------------------------------
           Financial Marketing Agency, Inc.                                Operating           OH             OH         31-1465146
           -------------------------------------------------------------------------------------------------------------------------
           MONY Brokerage, Inc.                                            Operating           DE             PA         22-3015130
           -------------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                           Operating           OH             OH         31-1562855
              ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                        Operating           AL             AL         62-1699522
              ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                          Operating           TX             TX         74-2861481
              ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                  Operating           MA             MA         06-1496443
              ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                     Operating           WA             WA         91-1940542
              ----------------------------------------------------------------------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                     Operating           NM             NM         62-1705422
           -------------------------------------------------------------------------------------------------------------------------
           1740 Ventures, Inc.                                             Operating           NY             NY         13-2848244
           -------------------------------------------------------------------------------------------------------------------------
           Enterprise Capital Management, Inc.                             Operating           GA             GA         58-1660289
           -------------------------------------------------------------------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                           Operating           DE             GA         22-1990598
           -------------------------------------------------------------------------------------------------------------------------
           MONY Assets Corp.                                                  HCO              NY             NY         13-2662263
           -------------------------------------------------------------------------------------------------------------------------
              MONY Benefits Management Corp.                               Operating           DE             NY         13-3363383
           -------------------------------------------------------------------------------------------------------------------------
           1740 Advisers, Inc.                                             Operating           NY             NY         13-2645490
           -------------------------------------------------------------------------------------------------------------------------
           MONY Securities Corporation                                     Operating           NY             NY         13-2645488
            ------------------------------------------------------------------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.              Operating           MN             NY         41-1941465
              ----------------------------------------------------------------------------------------------------------------------
              Trusted Investment Advisers Corp.                            Operating           MN             NY         41-1941464
              ----------------------------------------------------------------------------------------------------------------------

                                                                                          Parent's
                                                                           Number of     Percent of
                                                                            Shares       Ownership            Comments
                                                                             Owned       or Control    (e.g., Basis of Control)
                                                                             -----       ----------    ------------------------
AXA Financial, Inc.
-------------------------------------------------------------------------
  MONY Agricultural Investment Advisers, Inc.                                             100.00%
  -----------------------------------------------------------------------
  MONY Capital Management, Inc.                                                           100.00%
  -----------------------------------------------------------------------
  MONY Asset Management, Inc.                                                             100.00%
  -----------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  -----------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     --------------------------------------------------------------------
     MONY Life Insurance Company *                                                        100.00%
      -------------------------------------------------------------------
        MONY International Holdings, LLC                                                  100.00%
        -----------------------------------------------------------------
           MONY International Life Insurance Co. Seguros de Vida S.A.*                    100.00%
           --------------------------------------------------------------
           MONY Financial Resources of the Americas Limited                                99.00%
           --------------------------------------------------------------
           MBT, Ltd.                                                                      100.00%       79% by MONY Int'l Holdings &
                                                                                                        21% by MONY Financial
                                                                                                        Resources
           --------------------------------------------------------------
              MONY Consultoria e Corretagem de Seguros Ltda.                               99.00%
              -----------------------------------------------------------
              MONY Life Insurance Company of the Americas, Ltd.*                          100.00%
        -----------------------------------------------------------------
        MONY Life Insurance Company of America*                                           100.00%
        -----------------------------------------------------------------
        U.S. Financial Life Insurance Company *                            405,000        100.00%
        -----------------------------------------------------------------
        MONY Financial Services, Inc.                                        1,000        100.00%
        -----------------------------------------------------------------
           Financial Marketing Agency, Inc.                                     99         99.00%
           --------------------------------------------------------------
           MONY Brokerage, Inc.                                              1,500        100.00%
           --------------------------------------------------------------
              MBI Insurance Agency of Ohio, Inc.                                 5        100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Alabama, Inc.                              1        100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Texas, Inc.                               10        100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Massachusetts, Inc.                        5        100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of Washington, Inc.                           1        100.00%
              -----------------------------------------------------------
              MBI Insurance Agency of New Mexico, Inc.                           1        100.00%
           --------------------------------------------------------------
           1740 Ventures, Inc.                                               1,000        100.00%
           --------------------------------------------------------------
           Enterprise Capital Management, Inc.                                 500        100.00%
           --------------------------------------------------------------
              Enterprise Fund Distributors, Inc.                             1,000        100.00%
           --------------------------------------------------------------
           MONY Assets Corp.                                               200,000        100.00%
           --------------------------------------------------------------
              MONY Benefits Management Corp.                                 9,000        100.00%
           --------------------------------------------------------------
           1740 Advisers, Inc.                                              14,600        100.00%
           --------------------------------------------------------------
           MONY Securities Corporation                                       7,550        100.00%
            -------------------------------------------------------------
              Trusted Insurance Advisers General Agency Corp.                1,000        100.00%
              -----------------------------------------------------------
              Trusted Investment Advisers Corp.                                  1        100.00%
              -----------------------------------------------------------


    -  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
    -  As of February 2005, MONY Realty Partners, Inc. was dissolved
    - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of its stock for Jamaican regulatory reasons.
    - MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of its stock for Brazilian regulatory reasons.
    - Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of its stock for regulatory reasons.
    -  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
    -  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
    -  As of August 31, 2006, Sagamore Financial LLC was dissolved
    -  MONY Benefits Service Corp. was sold on January 26, 2007.
    - As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
    -  MONY Bank & Trust Company of the Americas, Ltd. changed its name to
       MBT Ltd.

Item 29. Indemnification

         (a) Indemnification of Officers and Directors

         The by-laws of the AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

             7.4  Indemnification of Directors, Officers and Employees.

             (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                    (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                   (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                  (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

             (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

         The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Zurich Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b) Indemnification of Principal Underwriter

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC. and AXA Advisors, LLC.

         (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 49, and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, A and I, and MONY Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director and Senior Vice President

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Manish Agarwal

*James A. Shepherdson                 Director

*Robert O. Wright, Jr.                Vice Chairman of the Board, Chief Sales
                                      Officer and Director

*William Degnan                       Senior Vice President and Divisional
                                      President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Vincent Parascandola                 Senior Vice President

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Maurya Keating                       Vice President and Associate
                                      General Counsel

*Marshall F. Ollia                    Vice President and Controller

*Francesca Divone                     Secretary


*Susan Vesey                          Assistant Secretary

*Denise Tedeschi                      Assistant Vice President and Assistant
                                      Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director, Chairman of the Board,
                                      President, Chief Executive Officer and
                                      Retirement Savings Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*Gary Hirschkron                      Executive Vice President

*Michael McCarthy                     Director, Senior Vice President and
                                      National Sales Manager

*Joanne Petrini-Smith                 Executive Vice President

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Harvey Fladeland                     Senior Vice President

*Andrew Marrone                       Senior Vice President

*Kevin Molloy                         Senior Vice President

*Marian Sole                          Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Ronald R. Quist                      Vice President and Treasurer

*Norman J. Abrams                     Vice President and General Counsel

*Nicholas Gismondi                    Vice President and Chief Financial Officer

*Gregory Lashinsky                    Assistant Vice President - Financial
                                      Operations Principal

*Francesca Divone                     Secretary

*Susan Vesey                          Assistant Secretary

         (c) The information under "Distribution of the policies" in each Prospectus and Statement of Additional Information forming a part of this Registration Statement are incorporated herein by reference.

Item 31. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301
W. 11th Street, Kansas City, Mo. 64105.


Item 32. Management Services

         Not applicable.


Item 33. Representation Regarding Reasonableness of Aggregate Policy Fees and Charges

         AXA Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Policies.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 20th day of January, 2011.

                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY (REGISTRANT)



                                     By:   AXA EQUITABLE LIFE INSURANCE COMPANY
                                                 (DEPOSITOR)



                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                           (Dodie Kent)
                                           Vice President and
                                           Associate General Counsel

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 20th day of January, 2011.

                                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                            (DEPOSITOR)


                                            By:  /s/  Dodie Kent
                                                --------------------------------
                                                (Dodie Kent)
                                                 Vice President and
                                                 Associate General Counsel

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Andrew J. McMahon                         President

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer


*DIRECTORS:

Henri de Castries            Mary R. (Nina) Henderson         Lorie A. Slutsky
Denis Duverne                James F. Higgins                 Ezra Suleiman
Charlynn Goins               Peter S. Kraus                   Peter J. Tobin
Danny L. Hale                Scott D. Miller                  Richard C. Vaughan
Anthony J. Hamilton          Joseph H. Moglia




*By:  /s/ Dodie Kent
     -----------------------
     (Dodie Kent)
     Attorney-in-Fact
     January 20, 2011

                                  EXHIBIT INDEX
                                  -------------
EXHIBIT NO.                                                 DOCUMENT TAG
---------------                                             -------------
26.(n)(ii)        Powers of Attorney                        EX-99.26nii